[ALGER LOGO]

                THE ALGER FUNDS


                CLASS A SHARES
                CLASS B SHARES
                CLASS C SHARES



                PROSPECTUS ENCLOSED
                MARCH 1, 2006


                ALGER  LARGECAP  GROWTH  FUND
                ALGER MIDCAP GROWTH FUND
                ALGER SMALLCAP GROWTH FUND
                ALGER CAPITAL APPRECIATION FUND
                ALGER SMALLCAP AND MIDCAP GROWTH FUND
                ALGER HEALTH SCIENCES FUND
                ALGER TECHNOLOGY FUND
                ALGER CORE FIXED-INCOME FUND
                ALGER BALANCED FUND
                ALGER MONEY MARKET FUND




                THIS IS NOT PART OF THE PROSPECTUS.

                       ENCLOSED IS THE CURRENT PROSPECTUS.
           PLEASE KEEP IT WITH OTHER INVESTMENT RECORDS FOR REFERENCE.











                       THIS IS NOT PART OF THE PROSPECTUS.

                [ALGER LOGO]

                THE ALGER FUNDS


                CLASS A SHARES
                CLASS B SHARES
                CLASS C SHARES



                PROSPECTUS
                MARCH 1, 2006


                ALGER  LARGECAP  GROWTH  FUND
                ALGER MIDCAP GROWTH FUND
                ALGER SMALLCAP GROWTH FUND
                ALGER CAPITAL APPRECIATION FUND
                ALGER SMALLCAP AND MIDCAP GROWTH FUND
                ALGER HEALTH SCIENCES FUND
                ALGER TECHNOLOGY FUND
                ALGER CORE FIXED-INCOME FUND
                ALGER BALANCED FUND
                ALGER MONEY MARKET FUND

                As with all mutual funds, the Securities and Exchange Commission has not determined if the information in this Prospectus is accurate or complete, nor has it approved or disapproved these securities. It is a criminal offense to represent otherwise.

                An  investment  in a Fund is not a deposit  of a bank and is not
                insured  or   guaranteed  by  the  Federal   Deposit   Insurance
                Corporation or any other government agency.

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TABLE OF CONTENTS
--------------------------------------------------------------------------------
 1 ...............RISK/RETURN SUMMARY: INVESTMENTS, RISKS & PERFORMANCE

      1 ..........INVESTMENTS
                  Alger LargeCap Growth Fund ..................................1
                  Alger MidCap Growth Fund ....................................2
                  Alger SmallCap Growth Fund ..................................2
                  Alger Capital Appreciation Fund .............................2
                  Alger SmallCap and MidCap Growth Fund .......................2
                  Alger Health Sciences Fund ..................................3
                  Alger Technology Fund .......................................3
                  Alger Core Fixed-Income Fund ................................4
                  Alger Balanced Fund .........................................4
                  Alger Money Market Fund .....................................4

      5 ..........RISKS
                  Alger LargeCap Growth Fund ..................................5
                  Alger MidCap Growth Fund ....................................6
                  Alger SmallCap Growth Fund ..................................6
                  Alger Capital Appreciation Fund .............................6
                  Alger SmallCap and MidCap Growth Fund .......................7
                  Alger Health Sciences Fund ..................................7
                  Alger Technology Fund .......................................8
                  Alger Core Fixed-Income Fund ................................8
                  Alger Balanced Fund .........................................9
                  Alger Money Market Fund .....................................9

      9 ..........PERFORMANCE
                  Alger LargeCap Growth Fund .................................11
                  Alger MidCap Growth Fund ...................................11
                  Alger SmallCap Growth Fund .................................12
                  Alger Capital Appreciation Fund ............................12
                  Alger SmallCap and MidCap Growth Fund ......................13
                  Alger Health Sciences Fund .................................13
                  Alger Balanced Fund ........................................14
                  Alger Money Market Fund ....................................14

15 ...............FEES AND EXPENSES

19 ...............ADDITIONAL INFORMATION ABOUT THE FUNDS' INVESTMENTS

21 ...............MANAGEMENT AND ORGANIZATION

26 ...............SHAREHOLDER INFORMATION
                  Distributor ................................................26
                  Transfer Agent .............................................26
                  Net Asset Value ............................................26
                  Purchasing and Redeeming Fund Shares .......................27
                  Dividends and Distributions ................................27
                  Classes of Fund Shares .....................................28

33 ...............INVESTMENT INSTRUCTIONS
                  To Open an Account .........................................33
                  To Make Additional Investments in an Existing Account ......33
                  To Exchange Shares of the Fund .............................34
                  To Redeem Shares of the Fund ...............................35

36 ...............MARKET TIMING POLICIES AND PROCEDURES

37 ...............DISCLOSURE OF PORTFOLIO HOLDINGS

38 ...............OTHER INFORMATION

39 ...............FINANCIAL HIGHLIGHTS

BACK COVER: ......How to Obtain More Information

FRED ALGER & COMPANY, INCORPORATED PRIVACY POLICY (NOT PART OF THIS PROSPECTUS)

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[GRAPHIC OMITTED]   RISK/RETURN SUMMARY:
                    INVESTMENTS, RISKS & PERFORMANCE

INVESTMENTS: THE ALGER FUNDS

The investment goal and primary approach of each Fund is discussed individually below. All of the Funds (other than the Money Market Fund, the Core Fixed-Income Fund and the fixed-income portion of the Balanced Fund) invest primarily in equity securities, such as common or preferred stocks, which are listed on U.S. exchanges or in the over-the-counter market. They invest primarily in "growth" stocks. The Funds' Manager, Fred Alger Management, Inc., believes that these companies tend to fall into one of two categories:

o  HIGH UNIT VOLUME GROWTH

   Vital, creative companies which offer goods or services to a rapidly-expanding marketplace. They include both established and emerging firms, offering new or improved products, or firms simply fulfilling an increased demand for an existing line.

o  POSITIVE LIFE CYCLE CHANGE

   Companies experiencing a major change which is expected to produce advantageous results. These changes may be as varied as new management, products or technologies; restructuring or reorganization; or merger and acquisition.

A company's market capitalization will generally dictate which Fund(s) it will be placed in. The market capitalization of a company is its price per share multiplied by its number of outstanding shares.

All of the Funds (other than the Money Market Fund) may purchase put and call options and sell (write) covered put and call options on securities and securities indexes to increase gain or to hedge against the risk of unfavorable price movements.

ALGER LARGECAP GROWTH FUND

GOAL: THE ALGER LARGECAP GROWTH FUND SEEKS LONG-TERM CAPITAL APPRECIATION.

PRINCIPAL STRATEGY: The Fund focuses on growing companies that generally have broad product lines, markets, financial resources and depth of management. Under normal circumstances the Fund invests at least 80% of its net assets in equity securities of companies that, at the time of purchase of the securities, have a market capitalization equal to or greater than the market capitalization of companies included in the Russell 1000 Growth Index, updated quarterly as reported as of the most recent quarter-end. This index is designed to track the performance of large-capitalization growth stocks. At December 31, 2005, the market capitalization of the companies in this index ranged from $898 million to $372 billion.

                                                                               1
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ALGER MIDCAP GROWTH FUND

GOAL: THE ALGER MIDCAP GROWTH FUND SEEKS LONG-TERM CAPITAL APPRECIATION.

PRINCIPAL STRATEGY: The Fund focuses on midsized companies that the Manager believes demonstrate promising growth potential. Under normal circumstances, the Fund invests at least 80% of its net assets in equity securities of companies that, at the time of purchase of the securities, have total market capitalization within the range of companies included in the Russell Midcap Growth Index or the S&P MidCap 400 Index, as reported by the indexes as of the most recent quarter-end. Both indexes are designed to track the performance of medium-capitalization stocks. At December 31, 2005, the market capitalization of the companies in these indexes ranged from $420 million to $18.4 billion.

ALGER SMALLCAP GROWTH FUND

GOAL: THE ALGER SMALLCAP GROWTH FUND SEEKS LONG-TERM CAPITAL APPRECIATION.

PRINCIPAL STRATEGY: The Alger SmallCap Growth Fund focuses on small, fast-growing companies that offer innovative products, services or technologies to a rapidly-expanding marketplace. Under normal circumstances, the Fund invests at least 80% of its net assets in equity securities of companies that, at the time of purchase of the securities, have total market capitalization within the range of companies included in the Russell 2000 Growth Index or the S&P SmallCap 600 Index, as reported by the indexes as of the most recent quarter-end. Both indexes are broad indexes of small capitalization stocks. At December 31, 2005, the market capitalization of the companies in these indexes ranged from $26 million to $6 billion.

ALGER CAPITAL APPRECIATION FUND

GOAL: THE ALGER CAPITAL APPRECIATION FUND SEEKS LONG-TERM CAPITAL APPRECIATION.

PRINCIPAL STRATEGY: Under normal market circumstances, the Fund invests at least 85% of its net assets plus any borrowings for investment purposes in the equity securities of companies of any market-capitalization that the Manager believes demonstrate promising growth potential.

The Fund can leverage, that is, borrow money to buy additional securities. By borrowing money, the Fund has the potential to increase its returns if the increase in the value of the securities purchased exceeds the cost of borrowing, including interest paid on the money borrowed.

ALGER SMALLCAP AND MIDCAP GROWTH FUND

GOAL: THE ALGER SMALLCAP AND MIDCAP GROWTH FUND SEEKS LONG-TERM CAPITAL APPRECIATION.

PRINCIPAL STRATEGY: Under normal circumstances, the Fund invests at least 80% of its net assets plus any borrowings for investment purposes in equity securities of smallcap and midcap companies. The Fund focuses on smallcap and midcap companies that the Manager believes demonstrate promising growth potential. Smallcap or midcap companies are companies that, at the time of purchase, have total market capitalization within the range of companies included in the Russell 2000 Growth

2
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Index or S&P  SmallCap  600 Index,  or the Russell  Midcap  Growth  Index or S&P
MidCap 400 Index, respectively, as reported by the indexes as of the most recent quarter-end. At December 31, 2005, the market capitalization of the companies in these indexes ranged from $26 million to $18.4 billion.

The Fund can leverage, that is, borrow money to buy additional securities. By borrowing money, the Fund has the potential to increase its returns if the increase in the value of the securities purchased exceeds the cost of borrowing, including interest paid on the money borrowed.

ALGER HEALTH SCIENCES FUND

GOAL: THE ALGER HEALTH SCIENCES FUND SEEKS LONG-TERM CAPITAL APPRECIATION.

PRINCIPAL STRATEGY: Under normal circumstances, the Fund invests at least 80% of its net assets plus any borrowings for investment purposes in equity securities of companies of any market capitalization that are engaged in the health sciences sector. A company will be considered to be engaged in the health sciences sector if it derives at least 50% of its earnings or revenues from, or devotes at least 50% of its assets to, activities in any area of the health sciences sector, including health care services, pharmaceuticals, medical equipment and supplies and applied research and development. Such companies include, but are not limited to:

o hospitals, clinical test laboratories, convalescent and mental health care facilities, home care providers, and companies that supply services to any of the foregoing;

o  companies  involved  in  pharmaceuticals,   biotechnology,  biochemistry  and
   diagnostics; and

o producers and manufacturers of medical, dental and optical supplies and equipment.

The Fund can leverage, that is, borrow money to buy additional securities. By borrowing money, the Fund has the potential to increase its returns if the increase in the value of the securities purchased exceeds the cost of borrowing, including interest paid on the money borrowed.

ALGER TECHNOLOGY FUND

GOAL: THE ALGER TECHNOLOGY FUND SEEKS LONG-TERM CAPITAL APPRECIATION.

PRINCIPAL STRATEGY: Under normal circumstances, the Fund invests at least 80% of its net assets plus any borrowings for investment purposes in equity securities of companies of any market capitalization that that are engaged in the technology sector. A company will be considered to be engaged in the technology sector if it derives at least 50% of its earnings or revenues from, or devotes at least 50% of its assets to, activities in any area of the technology sector, including, but not limited to, computers, semiconductors, electronics, communications, health care and biotechnology.

The Fund can leverage, that is, borrow money to buy additional securities. By borrowing money, the Fund has the potential to increase its returns if the increase in the value of the securities purchased exceeds the cost of borrowing, including interest paid on the money borrowed.

                                                                               3
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ALGER CORE FIXED-INCOME FUND

GOAL: THE ALGER CORE FIXED-INCOME FUND SEEKS AS HIGH A LEVEL OF CURRENT INCOME AS IS CONSISTENT WITH THE PRESERVATION OF CAPITAL.

PRINCIPAL STRATEGY: Under normal circumstances, the Fund invests at least 80% of its net assets in bonds and other fixed-income securities. It seeks to maintain a weighted-average portfolio maturity of 10 years or less. These instruments will include corporate bonds, debentures and notes, U.S. Government securities, securities of foreign governments and supranational organizations, mortgage-backed securities and asset-backed securities. The Fund may also invest in derivative instruments relative to such fixed-income securities. Such instruments may include options, futures, options on futures, and swaps, with respect to individual securities or indexes. Most of the Fund's fixed-income investments will be concentrated within the four highest rating categories as determined by one of the nationally recognized statistical rating organizations ("NRSROs") (or, if unrated, will have been determined to be of comparable quality by the Manager). The Fund also may invest up to 10% of its net assets in lower-rated securities rated "B" (or the equivalent) or better by any one of those rating agencies (or, if unrated, determined to be of comparable quality by the Manager).

ALGER BALANCED FUND

GOAL: THE ALGER BALANCED FUND SEEKS CURRENT INCOME AND LONG-TERM CAPITAL APPRECIATION.

PRINCIPAL STRATEGY: The Fund focuses on stocks of companies that the Manager believes demonstrate growth potential and on fixed-income securities, with emphasis on income-producing securities that appear to have potential for capital appreciation. Under normal circumstances, the Fund invests in equity securities and in fixed-income securities, which may include corporate bonds, debentures and notes, U.S. government securities, mortgage-backed and asset-backed securities, commercial paper and other fixed-income securities. Most of the Fund's fixed-income investments will be concentrated within the four highest rating categories as determined by one of the NRSROs (or, if unrated, will have been determined to be of comparable quality by the Manager). The Fund also may invest up to 10% of its net assets in lower-rated securities rated "B" (or the equivalent) or better by any one of those rating agencies (or, if unrated, determined to be of comparable quality by the Manager). Under normal circumstances, the Fund will invest at least 25% of its net assets in fixed-income securities and at least 25% of its net assets in equity securities.

ALGER MONEY MARKET FUND

GOAL: THE ALGER MONEY MARKET FUND SEEKS TO EARN HIGH CURRENT INCOME CONSISTENT WITH PRESERVING PRINCIPAL AND LIQUIDITY.

PRINCIPAL STRATEGY: The Fund invests in money market securities which are within the two highest credit categories at the time of purchase. These money market securities include U.S. Government securities, commercial paper, certificates of deposit, time deposits, bankers' acceptances and corporate bonds having less than 397 days remaining until maturity.

4
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[GRAPHIC OMITTED]   RISKS

RISKS APPLICABLE TO ALL EQUITY FUNDS AND THE EQUITY PORTION OF THE ALGER BALANCED FUND

As with any fund that invests in stocks, your investment will fluctuate in value, and the loss of your investment is a risk of investing. A Fund's price per share will fluctuate due to changes in the market prices of its investments. Also, a Fund's investment may not grow as fast as the rate of inflation and stocks tend to be more volatile than some other investments you could make, such as bonds.

Prices of growth stocks tend to be higher in relation to their companies' earnings and may be more sensitive to market, political and economic developments than other stocks, making their prices more volatile. Based on each Fund's investment styles and objectives, an investment in such Fund may be better suited to investors who seek long-term capital growth and can tolerate fluctuations in their investment's value.

Trading in growth stocks may be relatively short-term, meaning a Fund may buy a security and sell it a short time later if it is believed that an alternative investment may provide greater future growth. This activity may create higher transaction costs due to commissions and other expenses and thereby adversely affect Fund performance. In addition, a high level of short-term trading may increase a Fund's realized gains, thereby increasing the amount of taxable distributions to shareholders at the end of the year.

If the Manager incorrectly predicts the price movement of a security or market, an option held by a Fund may expire unexercised and the Fund will lose the premium it paid for the option, or the Fund as the writer of an option may be required to purchase or sell the optioned security at a disadvantageous price or settle an index option at a loss. Also, an imperfect correlation between a hedge and the securities hedged may render the hedge partially ineffective.

There may be additional risks applicable to a specific Fund because of its investment approach.

To the extent that a Fund invests in securities other than those that are its primary focus, the investment risks associated with such other investments are described in this Prospectus and the Statement of Additional Information. You should read that information carefully.

RISKS APPLICABLE TO ALGER LARGECAP GROWTH FUND:

The Fund's primary risks are those summarized above in "Risks Applicable to All Equity Funds."

                                                                               5
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This Fund may appeal to investors who seek long-term capital  appreciation while understanding that there are risks to principal associated with investing in growth equity portfolios.

ADDITIONAL RISKS APPLICABLE TO ALGER MIDCAP GROWTH FUND:

In addition to the risks described in "Risks Applicable to All Equity Funds," the following risks apply:

o the possibility of greater risk by investing in medium-capitalization companies rather than larger, more established companies owing to such factors as inexperienced management and limited product lines or financial resources.

o the possibility that it may be difficult or impossible to liquidate a security position at a time and price acceptable to the Fund owing to the potentially less frequent trading of stocks of smaller market capitalization.

This Fund may appeal to investors who seek long-term capital appreciation while understanding that there are risks to principal associated with investing in growth equity portfolios.

ADDITIONAL RISKS APPLICABLE TO ALGER SMALLCAP GROWTH FUND:

In addition to the risks described in "Risks Applicable to All Equity Funds," the following risks apply:

o the possibility of greater risk by investing in smaller, less seasoned companies rather than larger, more established companies owing to such factors as inexperienced management and limited product lines or financial resources.

o the possibility that it may be difficult or impossible to liquidate a security position at a time and price acceptable to the Fund owing to the potentially less frequent trading of stocks of smaller market capitalization.

This Fund may appeal to investors who seek long-term capital appreciation while understanding that there are risks to principal associated with investing in growth equity portfolios.

ADDITIONAL RISKS APPLICABLE TO ALGER CAPITAL APPRECIATION FUND:

In addition to the risks described in "Risks Applicable to All Equity Funds," the following risks apply:

o investing in companies of all capitalizations involves the risk that smaller issuers in which the Fund invests may have limited product lines or financial resources, or lack management depth.

o the risk that the cost of borrowing money to leverage will exceed the returns for the securities purchased or that the securities purchased may actually go down in value; thus, the Fund's net asset value can decrease more quickly than if the Fund had not borrowed.

6
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o  the  possibility  that it may be  difficult  or  impossible  to  liquidate  a security position at a time and price acceptable to the Fund owing to the potentially less frequent trading of stocks of smaller market capitalization.

This Fund may appeal to investors who seek long-term capital appreciation while understanding that there are risks to principal associated with investing in growth equity portfolios.

ADDITIONAL RISKS APPLICABLE TO ALGER SMALLCAP AND MIDCAP GROWTH FUND:

In addition to the risks described in "Risks Applicable to All Equity Funds," the following risks apply:

o the possibility of greater risk by investing in companies with small or medium market capitalizations rather than larger, more established issuers owing to such factors as more limited product lines or financial resources or lack of management depth.

o the risk that the cost of borrowing money to leverage will exceed the returns for the securities purchased or that the securities purchased may actually go down in value; thus the Fund's net asset value could decrease more quickly than if it had not borrowed.

o the possibility that it may be difficult or impossible to liquidate a security position at a time and price acceptable to the Fund owing to the potentially less frequent trading of stocks of smaller market capitalization.

This Fund may appeal to investors who seek long-term capital appreciation while understanding that there are risks to principal associated with investing in growth equity portfolios.

ADDITIONAL RISKS APPLICABLE TO ALGER HEALTH SCIENCES FUND:

In addition to the risks described in "Risks Applicable to All Equity Funds," the following risks apply:

o investing in companies of all capitalizations involves the risk that smaller issuers in which the Fund invests may have limited product lines or financial resources, or lack management depth.

o the risk that the cost of borrowing money to leverage will exceed the returns for the securities purchased or that the securities purchased may actually go down in value; thus, the Fund's net asset value could decrease more quickly than if it had not borrowed.

o since the Fund concentrates its investments in the health sciences sector, the value of the Fund's shares may be more volatile than mutual funds that do not similarly concentrate their investments. Furthermore, because many of the industries in the health sciences sector are subject to substantial government regulation, changes in applicable regulations could adversely affect companies in those industries. In addition, the comparative rapidity of product development and tech-nological advancement in many areas of the sector may be reflected in greater volatility of the stocks of companies operating in those areas.

This Fund may appeal to investors who seek long-term capital appreciation while understanding that there are risks to principal associated with investing in growth equity portfolios.

ADDITIONAL RISKS APPLICABLE TO ALGER TECHNOLOGY FUND:

In addition to the risks described in "Risks Applicable to All Equity Funds," the following risks apply:

o investing in companies of all capitalizations involves the risk that smaller issuers in which the Fund invests may have limited product lines or financial resources, or lack management depth.

o the risk that the cost of borrowing money to leverage will exceed the returns for the securities purchased or that the securities purchased may actually go down in value; thus, the Fund's net asset value could decrease more quickly than if it had not borrowed.

o the possibility that it may be difficult or impossible to liquidate a security position at a time and price acceptable to the Fund owing to the potentially less frequent trading of stocks of smaller market capitalization.

o since the Fund concentrates its investments in the technology sector, the value of the Fund's shares may be more volatile than mutual funds that do not similarly concentrate their investments. In addition, the comparative rapidity of product development and technological advancement in many areas of the sector may be reflected in greater volatility of the stocks of companies operating in those areas.

This Fund may appeal to investors who seek long-term capital appreciation while understanding that there are risks to principal associated with investing in growth equity portfolios.

RISKS APPLICABLE TO ALGER CORE FIXED-INCOME FUND:

Risks of investing in the Fund are:

o fixed-income securities' sensitivity to interest-rate movements; their market values tend to fall when interest rates rise.

o lower-rated securities' greater risk of default, generally less liquidity, and susceptibility to greater price volatility.

o the potential for a decline in the value of the Fund's portfolio securities in the event of an issuer's falling credit rating or actual default.

o mortgage-backed and asset-backed securities' sensitivity to interest rate movement; their duration and volatility move with interest rates.

o the risk that a fixed-income security will be prepaid prior to maturity in a period of falling interest rates and the Fund will be forced to reinvest the proceeds in a lower-yielding security.

o the risk that a derivative instrument may not perform similarly to its underlying security, resulting in gains or losses differing from those of the underlying security.

o the possibility that the market in a security in which the Fund invests may lack full liquidity, rendering it difficult or impossible to liquidate a position in the security at a time and price acceptable to the Fund.

o the possibility that the actions of governments or agencies or other regulatory bodies in adopting or changing laws or regulations may adversely affect the issuer or market value of a security held by the Fund.

o the risk that interest rate movements may have a more significant impact on the market value of fixed-income securities with longer maturities, resulting in a more marked decline in the value of such securities when interest rates rise.

This Fund may appeal to investors who seek higher current income than that available from investments in money-market securities but who also seek preservation of capital while realizing that the Fund's investment approach carries the risks summarized above.

RISKS APPLICABLE TO ALGER BALANCED FUND:

The primary risks arising from the fixed-income portion of the Fund are those summarized above under "Risks Applicable toAlger Core Fixed-Income Fund."

The primary risks for the equity portion of the Fund are those summarized above in "Risks Applicable to All Equity Funds."

This Fund may appeal to investors who seek some long-term capital growth while also maintaining exposure to more conservative, income-producing fixed-income investments.

RISKS APPLICABLE TO ALGER MONEY MARKET FUND:

o while the Fund seeks to maintain a price of $1.00 per share, an investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or other government agency, so it is possible to lose money by investing in the Fund.

o  an investment in the Fund may not keep pace with inflation.

o normally, the Fund will invest a substantial portion of its assets in U.S. Government securities in the interest of maintaining a stable net asset value; this policy may result in a lower yield for the Fund.

This Fund may appeal to investors who seek maximum liquidity and capital preservation together with current income.

PERFORMANCE

The following bar charts and the tables beneath them give you some indication of the risks of investing in the Funds by showing changes in each Fund's performance from year to year and by showing how each Fund's average annual returns for the indicated periods compare with those of an appropriate benchmark of market performance. They assume reinvestment of dividends and distributions. Because the Alger Technology Fund and the Alger Core Fixed-Income Fund are new funds, no performance history is provided for them. However, the indexes to which their performance will be compared in the future are described below. In the bar charts, the annual returns for all Funds except the Money Market Fund are for Class B shares, which are generally subject to a sales charge upon redemption that is not reflected. In the tables, average annual returns for all Funds assume redemption at the end of each period shown and reflect all current applicable sales charges. Prior to April 1, 2004, Class C shares were generally subject to an initial sales charge of 1% on purchases up to $1.0 million. The tables for all Funds other than the Money Market Fund also show the effect of taxes on the Funds' returns by presenting after-tax returns for Class B Shares. (After-tax returns for the other classes will vary.) These returns are calculated using the highest individual federal income and capital gains tax rates in effect at the time of each distribution and redemption, but do not reflect state and local taxes. A "Return After Taxes on Distributions and Sale of Fund Shares" may sometimes be higher than the other two return figures; this happens when there is a capital loss on redemption, giving rise to a tax benefit to the shareholder. Actual after-tax returns will depend on your specific situation and may differ from those shown. The after-tax returns shown will be irrelevant to investors owning Fund shares through tax-deferred accounts, such as IRAs or 401(k) plans.
Remember that a Fund's past performance (before and after taxes) is not necessarily an indication of how it will perform in the future.

Each index used in the tables is a broad index designed to track a particular market or market segment. No expenses, fees or taxes are reflected in the returns for the indexes, which are unmanaged. All returns for the indexes assume reinvestment of dividends and interest of the underlying securities that make up the respective index.

o Russell 1000 Growth Index: An index of common stocks designed to track performance of large-capitalization companies with greater than average growth orientation.

o Russell 2000 Growth Index: An index of common stocks designed to track performance of small-capitalization companies with greater than average growth orientation.

o Russell 2500 Growth Index: An index of common stocks designed to track performance of small- and medium-capitalization companies with greater than average growth orientation.

o Russell 3000 Growth Index: An index of common stocks designed to track performance of companies with greater than average growth orientation in general.

o Russell Midcap Growth Index: An index of common stocks designed to track performance of medium-capitalization companies with greater than average growth orientation.

o Lehman Brothers Government/Credit Bond Index: An index designed to track performance of government and corporate bonds.

o S&P 500 Index: An index of large company common stocks considered to be representative of the U.S. stock market in general.

o ML Technology 100 Index: An index of common stocks designed to track the performance of stocks issued by technology-related companies.*

o Lehman Brothers Intermediate U.S. Government/Credit Bond Index: An index designed to track performance of bonds issued by U.S. Treasury, government agency and corporate issuers with a maturity of 1-10 years.**

* The performance of the Alger Technology Fund will be compared with this index in the future.

** The performance of the Alger Core Fixed-Income Fund will be compared with this index in the future.

--------------------------------------------------------------------------------
  ALGER LARGECAP GROWTH FUND

  Annual Total Return for Class B Shares as of December 31 (%)

   [THE FOLLOWING DATA POINTS REPRESENT A BAR CHART IN THE PRINTED DOCUMENT.]

                                        BEST QUARTER:
96         12.30                        Q4 1998 24.98%
97         23.10
98         44.07                        WORST QUARTER:
99         32.61                        Q3 2002 -20.50%
00        -15.74
01        -12.85
02        -33.37
03         33.74
04          4.79
05         10.68

 Average  Annual  Total  Return as of December  31, 2005
 * after deduction of applicable sales charges

                                                                         Since
                                         1 Year    5 Years   10 Years  Inception
--------------------------------------------------------------------------------
  Class A (Inception 1/1/97)*            5.60%     -2.39%         --      6.82%
  Russell 1000 Growth Index              5.27%     -3.58%         --      5.05%
--------------------------------------------------------------------------------
  Class B (Inception 11/11/86)
  Return Before Taxes*                   5.68%     -2.46%       7.37%    11.41%
  Return After Taxes on Distributions*   5.68%     -2.46%       5.76%     9.66%
  Return After Taxes on Distributions
    and Sale of Fund Shares*             3.69%     -2.08%       5.69%     9.30%
  Russell 1000 Growth Index              5.27%     -3.58%       6.73%    10.24%
--------------------------------------------------------------------------------
  Class C (Inception 8/1/97)*            9.68%     -2.05%         --      4.08%
  Russell 1000 Growth Index              5.27%     -3.58%         --      2.16%

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
  ALGER MIDCAP GROWTH FUND
  Annual Total Return for Class B Shares as of December 31 (%)

   [THE FOLLOWING DATA POINTS REPRESENT A BAR CHART IN THE PRINTED DOCUMENT.]


                                             BEST QUARTER:
96          12.04                            Q4 1998 27.31%
97          15.13
98          31.09                            WORST QUARTER:
99          34.34                            Q3 2002 -19.04%
00          11.97
01          -7.58
02         -31.01
03          44.55
04          11.92
05           8.48


  Average  Annual  Total  Return as of December  31, 2005
  * after deduction of applicable sales charges

                                                                         Since
                                         1 Year    5 Years   10 Years  Inception
--------------------------------------------------------------------------------
  Class A (Inception 1/1/97)*             3.60%      1.94%       --     11.10%
  Russell Midcap Growth Index            12.11%      1.38%       --      8.39%
--------------------------------------------------------------------------------
  Class B (Inception 5/24/93)
  Return Before Taxes*                    3.66%      1.91%     9.98%    14.60%
  Return After Taxes on Distributions*    0.18%      1.23%     8.60%    12.00%
  Return After Taxes on Distributions
    and Sale of Fund Shares*              3.18%      1.31%     8.28%    11.49%
  Russell Midcap Growth Index            12.11%      1.38%     9.27%    10.52%
--------------------------------------------------------------------------------
  Class C (Inception 8/1/97)*             7.67%      2.28%       --      9.43%
  Russell Midcap Growth Index            12.11%      1.38%       --      6.54%

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
  ALGER SMALLCAP GROWTH FUND
  Annual Total Return for Class B Shares as of December 31 (%)

   [THE FOLLOWING DATA POINTS REPRESENT A BAR CHART IN THE PRINTED DOCUMENT.]

                                             BEST QUARTER:
96            4.17                           Q4 1999 26.31%
97            9.17
98            9.91                           WORST QUARTER:
99           32.14                           Q1 2001 -27.52%
00          -29.50
01          -31.74
02          -27.96
03           41.79
04           15.00
05           15.38

  Average  Annual  Total  Return as of December  31, 2005
  * after deduction of applicable sales charges

                                                                        Since
                                         1 Year    5 Years   10 Years  Inception
--------------------------------------------------------------------------------
  Class A (Inception 1/1/97)*            10.04%     -1.95%       --      0.48%
  Russell 2000 Growth Index               4.15%      2.28%       --      3.97%
--------------------------------------------------------------------------------
  Class B (Inception 11/11/86)
  Return Before Taxes*                   10.33%     -1.95%     0.88%     9.61%
  Return After Taxes on Distributions*   10.33%     -1.95%    -1.09%     7.46%
  Return After Taxes on Distributions
    and Sale of Fund Shares*              6.72%     -1.65%     0.03%     7.56%
  Russell 2000 Growth Index               4.15%      2.28%     4.68%     7.29%
--------------------------------------------------------------------------------
  Class C (Inception 8/1/97)*            14.33%     -1.59%       --     -1.02%
  Russell 2000 Growth Index               4.15%      2.28%       --      3.02%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
  ALGER CAPITAL APPRECIATION FUND
  Annual Total Return for Class B Shares as of December 31 (%)

   [THE FOLLOWING DATA POINTS REPRESENT A BAR CHART IN THE PRINTED DOCUMENT.]

                                             BEST QUARTER:
96           13.79                           Q4 1999 40.33%
97           20.20
98           37.38                           WORST QUARTER:
99           72.89                           Q4 2000 -23.69%
00          -28.26
01          -18.65
02          -35.83
03           34.29
04            6.82
05           14.02

  Average  Annual  Total  Return as of December  31, 2005
  * after deduction of applicable sales charges

                                                                         Since
                                        1 Year    5 Years    10 Years  Inception
--------------------------------------------------------------------------------
  Class A (Inception 1/1/97)*            8.97%     -3.42%         --     6.57%
  Russell 3000 Growth Index              5.17%     -3.17%         --     4.93%
--------------------------------------------------------------------------------
  Class B (Inception 11/1/93)
  Return Before Taxes*                   9.02%     -3.50%       7.29%   12.15%
  Return After Taxes on Distributions*   9.02%     -3.50%       6.19%   10.95%
  Return After Taxes on Distributions
    and Sale of Fund Shares*             5.86%     -2.94%       5.90%   10.32%
  Russell 3000 Growth Index              5.17%     -3.17%       6.47%    8.30%
--------------------------------------------------------------------------------
  Class C (Inception 8/1/97)*           13.16%     -3.09%         --     3.76%
  Russell 3000 Growth Index              5.17%     -3.17%         --     2.18%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

  ALGER SMALLCAP AND MIDCAP GROWTH FUND
  Annual Total Return for Class B Shares as of December 31 (%)

   [THE FOLLOWING DATA POINTS REPRESENT A BAR CHART IN THE PRINTED DOCUMENT.]

                                                       BEST QUARTER:
03          36.06                                      Q2 2003  17.84%
04          14.65
05          18.28                                      WORST QUARTER:
                                                       Q3 2004  -6.44%

  Average  Annual  Total  Return as of December  31, 2005
  * after deduction of applicable sales charges


                                                                      Since
                                                                    Inception
                                                      1 Year         5/8/02
--------------------------------------------------------------------------------
  Class A*                                            12.84%          8.30%
  Russell 2500 Growth Index                            8.18%          9.23%
--------------------------------------------------------------------------------
  Class B
  Return Before Taxes*                                13.28%          8.71%
  Return After Taxes on Distributions*                11.83%          7.95%
  Return After Taxes on Distributions
    and Sale of Fund Shares*                           9.60%          7.30%
  Russell 2500 Growth Index                            8.18%          9.23%
--------------------------------------------------------------------------------
  Class C*                                            17.37%          9.17%
  Russell 2500 Growth Index                            8.18%          9.23%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
  ALGER HEALTH SCIENCES FUND
  Annual Total Return for Class B Shares as of December 31 (%)

   [THE FOLLOWING DATA POINTS REPRESENT A BAR CHART IN THE PRINTED DOCUMENT.]

                                             BEST QUARTER:
03          40.31                            Q2 2003  16.67%
04          17.28
05          17.39                            WORST QUARTER:
                                             Q3 2004   3.22%



  Average  Annual  Total  Return as of December  31, 2005
  * after deduction of applicable sales charges


                                                                    Since
                                                                  Inception
                                                      1 Year        5/1/02
--------------------------------------------------------------------------------
  Class A*                                            12.03%        15.84%
  S&P 500 Index                                        4.91%         5.99%
--------------------------------------------------------------------------------
  Class B
  Return Before Taxes*                                12.39%        16.37%
  Return After Taxes on Distributions*                11.68%        15.51%
  Return After Taxes on Distributions
    and Sale of Fund Shares*                           8.22%        13.78%
  S&P 500 Index                                        4.91%         5.99%
--------------------------------------------------------------------------------
  Class C*                                            16.39%        16.73%
  S&P 500 Index                                        4.91%         5.99%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
  ALGER BALANCED FUND
  Annual Total Return for Class B Shares as of December 31 (%)

   [THE FOLLOWING DATA POINTS REPRESENT A BAR CHART IN THE PRINTED DOCUMENT.]

                                         BEST QUARTER:
96           6.63                        Q4 1998 17.54%
97          18.97
98          32.49                        WORST QUARTER:
99          25.58                        Q3 2002 -9.05%
00          -5.03
01          -3.40
02         -17.59
03          21.47
04           3.78
05           7.25


  Average  Annual  Total  Return as of December  31, 2005
  * after deduction of applicable sales charges


                                                                        Since
                                       1 Year    5 Years    10 Years  Inception
--------------------------------------------------------------------------------
  Class A (Inception 1/1/97)*           2.36%      1.14%       --       8.31%
  Russell 1000 Growth Index             5.27%     -3.58%       --       5.05%
  Lehman Gov't/Credit Bond Index        2.36%      6.11%       --       6.54%
--------------------------------------------------------------------------------
  Class B (Inception 6/1/92)
  Return Before Taxes*                  2.26%      1.10%     8.38%      8.71%
  Return After Taxes on Distributions*  2.17%      0.87%     6.89%      7.49%
  Return After Taxes on Distributions
    and Sale of Fund Shares*            1.47%      0.79%     6.39%      6.94%
  Russell 1000 Growth Index             5.27%     -3.58%     6.73%      8.48%
  Lehman Gov't/Credit Bond Index        2.36%      6.11%     6.17%      6.90%
--------------------------------------------------------------------------------
  Class C (Inception 8/1/97)*           6.24%      1.49%       --       6.34%
  Russell 1000 Growth Index             5.27%     -3.58%       --       2.16%
  Lehman Gov't/Credit Bond Index        2.36%      6.11%       --       6.28%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
  ALGER MONEY MARKET FUND
  Annual Total Return as of December 31 (%)

   [THE FOLLOWING DATA POINTS REPRESENT A BAR CHART IN THE PRINTED DOCUMENT.]

                                                  BEST QUARTER:
96             5.16                               Q4 2000 1.47%
97             4.92
98             4.78                               WORST QUARTER:
99             4.42                               Q1 2004 0.04%
00             5.57
01             3.13
02             0.85
03             0.26
04             0.55
05             2.21


  Average Annual Total Return as of December 31, 2005
                                                                        Since
                                                                      Inception
                                     1 Year      5 Years   10 Years    11/11/86
--------------------------------------------------------------------------------
  Alger Money Market Fund             2.21%      1.40%       3.17%       4.75%


  Seven-day yield for the period ended December 31, 2005: 3.10%. For the Fund's current 7-day yield, telephone (800) 992-3863 toll-free.

--------------------------------------------------------------------------------

[GRAPHIC OMITTED] FEES AND EXPENSES

Investors incur certain fees and expenses in connection with an investment in a Fund. The following table shows the fees and expenses that you may incur if you buy and hold shares of the Funds. The numbers below are based on each Fund's expenses during its fiscal year ended October 31, 2005.


                         SHAREHOLDER FEES                                  ANNUAL FUND OPERATING EXPENSES
                         (fees paid directly from                          (expenses that are deducted from
                         your investment)                                  Fund assets)

                                Maximum
                    Maximum     deferred sales
                    sales       charge (load)
                    charge      as a % of
                    (load) on   purchase price Redemption                                              Total     Fee Waiver
                    purchases   or redemption  Fee*                                                    Annual    and/or
                    as a %      proceeds,      as a % of                          Shareholder          Fund      Expense
                    of offering whichever      amount     Management Distribution Servicing   Other    Operating Reimburse- Net
              CLASS price       is lower       redeemed   Fees       (12b-1)Fees  Fees        Expenses Expenses  ment       Expenses
------------------------------------------------------------------------------------------------------------------------------------
 ALGER          A   5.25%       None           2.00%      .85%       None         .25%        .52%     1.62%     N/A        N/A
 SMALLCAP       B   None        5.00%          2.00%      .85%       .75%         .25%        .51%     2.36%     N/A        N/A
 GROWTH FUND    C   None        1.00%          2.00%      .85%       .75%         .25%        .52%     2.37%     N/A        N/A
------------------------------------------------------------------------------------------------------------------------------------
 ALGER SMALLCAP A   5.25%       None           2.00%      .85%       None         .25%        .57%     1.67%     .17%**     1.50%
 AND MIDCAP     B   None        5.00%          2.00%      .85%       .75%         .25%        .57%     2.42%     .17%**     2.25%
 GROWTH FUND    C   None        1.00%          2.00%      .85%       .75%         .25%        .56%     2.41%     .16%**     2.25%
------------------------------------------------------------------------------------------------------------------------------------
 ALGER          A   5.25%       None           2.00%      .80%       None         .25%        .31%     1.36%     N/A        N/A
 MIDCAP         B   None        5.00%          2.00%      .80%       .75%         .25%        .31%     2.11%     N/A        N/A
 GROWTH FUND    C   None        1.00%          2.00%      .80%       .75%         .25%        .31%     2.11%     N/A        N/A
------------------------------------------------------------------------------------------------------------------------------------
 ALGER LARGE-   A   5.25%       None           2.00%      .75%       None         .25%        .37%    1.37%      N/A        N/A
 CAP GROWTH     B   None        5.00%          2.00%      .75%       .75%         .25%        .37%    2.12%      N/A        N/A
 FUND           C   None        1.00%          2.00%      .75%       .75%         .25%        .37%    2.12%      N/A        N/A
------------------------------------------------------------------------------------------------------------------------------------
 ALGER CAPITAL  A   5.25%       None           2.00%      .85%       None         .25%        .53%    1.63%      N/A        N/A
 APPRECIATION   B   None        5.00%          2.00%      .85%       .75%         .25%        .52%    2.37%      N/A        N/A
 FUND           C   None        1.00%          2.00%      .85%       .75%         .25%        .52%    2.37%      N/A        N/A
------------------------------------------------------------------------------------------------------------------------------------
 ALGER HEALTH   A   5.25%       None           2.00%      .85%       None         .25%        .43%    1.53%      .03%**     1.50%
 SCIENCES       B   None        5.00%          2.00%      .85%       .75%         .25%        .42%    2.27%      .02%**     2.25%
 FUND           C   None        1.00%          2.00%      .85%       .75%         .25%        .44%    2.29%      .04%**     2.25%
------------------------------------------------------------------------------------------------------------------------------------
 ALGER          A   5.25%       None           2.00%      .85%       None         .25%       1.11%+   2.21%      .46%+      1.75%
 TECHNOLOGY     B   None        5.00%          2.00%      .85%       .75%         .25%       1.11%+   2.96%      .46%+      2.50%
 FUND           C   None        1.00%          2.00%      .85%       .75%         .25%       1.11%+   2.96%      .46%+      2.50%
------------------------------------------------------------------------------------------------------------------------------------
 ALGER CORE     A   4.75%       None           2.00%     .375%       None         .25%      1.115%++  1.74%      .74%++     1.00%
 FIXED-INCOME   B   None        5.00%          2.00%     .375%       .75%         .25%      1.115%++  2.49%      .74%++     1.75%
 FUND           C   None        1.00%          2.00%     .375%       .75%         .25%      1.115%++  2.49%      .74%++     1.75%
------------------------------------------------------------------------------------------------------------------------------------
 ALGER          A   5.25%       None           2.00%      .75%       None         .25%        .31%    1.31%      N/A        N/A
 BALANCED       B   None        5.00%          2.00%      .75%       .75%         .25%        .31%    2.06%      N/A        N/A
 FUND           C   None        1.00%          2.00%      .75%       .75%         .25%        .31%    2.06%      N/A        N/A
------------------------------------------------------------------------------------------------------------------------------------
 ALGER MONEY        None        None           None       .50%       None         None        .40%    0.90%      N/A        N/A
 MARKET FUND
------------------------------------------------------------------------------------------------------------------------------------

 * The Funds will charge a redemption fee of 2.0% on shares purchased (including by exchange) and redeemed (including by exchange) within 30 days of purchase.

** Other  expenses are based on estimated  amounts for the current  fiscal year.
   The Manager has contractually agreed to waive its fee and/or reimburse Fund expenses through February 28, 2007 to the extent necessary to limit the annual operating expenses of Class A, B and C Shares of the Fund to 1.50%, 2.25% and 2.25%, respectively.

 + Other expenses are based upon estimated amounts assuming net assets of $20 million. The Manager has contractually agreed to waive its fee and/or reimburse Fund expenses through February 28, 2007 to the extent necessary to limit the annual operating expenses of Class A, B, and C Shares of the Fund to 1.75%, 2.50% and 2.50%, respectively.

++ Other expenses are based upon estimated amounts assuming net assets of $20 million. The Manager has contractually agreed to waive its fee and/or reimburse Fund expenses through February 28, 2007 to the extent necessary to limit the annual operating expenses of Class A, B, and C Shares of the Fund to 1.00%, 1.75% and 1.75%, respectively.

EXAMPLES

The following examples, which reflect the shareholder fees and operating expenses listed previously, are intended to help you compare the cost of investing in a Fund with the cost of investing in other mutual funds.

The first example assumes that you invest $10,000 in a Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. The second example reflects the same assumptions except that redemption is not assumed. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

YOU WOULD PAY THE FOLLOWING EXPENSES IF YOU REDEEMED YOUR SHARES:


--------------------------------------------------------------------------------
                                 1 Year      3 Years   5 Years      10 Years
--------------------------------------------------------------------------------
  ALGER                   A      $  681      $1,009      $1,360      $2,346
  SMALLCAP GROWTH         B      $  739      $1,036      $1,460      $2,512
  FUND                    C      $  340      $  739      $1,265      $2,706
--------------------------------------------------------------------------------
  ALGER                   A      $  670      $1,008      $1,370      $2,384
  SMALLCAP AND            B      $  728      $1,038      $1,475      $2,558
  MIDCAP GROWTH           C      $  328      $  736      $1,271      $2,734
  FUND*
--------------------------------------------------------------------------------
  ALGER                   A      $  656      $  933      $1,231      $2,074
  MIDCAP GROWTH           B      $  714      $  961      $1,334      $2,250
  FUND                    C      $  314      $  661      $1,134      $2,441
--------------------------------------------------------------------------------
  ALGER LARGECAP          A      $  657      $  936      $1,236      $2,085
  GROWTH                  B      $  715      $  964      $1,339      $2,261
  FUND                    C      $  315      $  664      $1,139      $2,452
--------------------------------------------------------------------------------
  ALGER CAPITAL           A      $  682      $1,012      $1,365      $2,356
  APPRECIATION            B      $  740      $1,039      $1,465      $2,522
  FUND                    C      $  340      $  739      $1,265      $2,706
--------------------------------------------------------------------------------
  ALGER HEALTH            A      $  670      $  980      $1,313      $2,250
  SCIENCES                B      $  728      $1,007      $1,413      $2,418
  FUND*                   C      $  328      $  712      $1,222      $2,622
--------------------------------------------------------------------------------
  ALGER                   A      $  694      $1,138         N/A         N/A
  TECHNOLOGY              B      $  753      $1,172         N/A         N/A
  FUND*                   C      $  353      $  872         N/A         N/A
--------------------------------------------------------------------------------
  ALGER CORE              A      $  572      $  926         N/A         N/A
  FIXED-INCOME            B      $  678      $1,005         N/A         N/A
  FUND*                   C      $  278      $  705         N/A         N/A
--------------------------------------------------------------------------------
  ALGER                   A      $  651      $  918      $1,205      $2,021
  BALANCED                B      $  709      $  946      $1,308      $2,197
  FUND                    C      $  309      $  646      $1,108      $2,390
--------------------------------------------------------------------------------
  ALGER MONEY                    $   92      $  287      $  498      $1,108
  MARKET FUND
--------------------------------------------------------------------------------

* Absent first-year fee waivers and reimbursements, expenses with redemption would be as follows:

--------------------------------------------------------------------------------
ALGER                      A      $  686      $1,024      $1,385      $2,397
SMALLCAP AND               B      $  745      $1,055      $1,491      $2,571
MIDCAP GROWTH              C      $  344      $  751      $1,285      $2,746
FUND
--------------------------------------------------------------------------------
ALGER HEALTH               A      $  672      $  983      $1,315      $2,253
SCIENCES                   B      $  730      $1,009      $1,415      $2,419
FUND                       C      $  332      $  715      $1,225      $2,626
--------------------------------------------------------------------------------
ALGER                      A      $  737      $1,180         N/A         N/A
TECHNOLOGY                 B      $  799      $1,215         N/A         N/A
FUND                       C      $  399      $  915         N/A         N/A
--------------------------------------------------------------------------------
ALGER CORE                 A      $  643      $  994         N/A         N/A
FIXED-INCOME               B      $  752      $1,076         N/A         N/A
FUND                       C      $  352      $  776         N/A         N/A
--------------------------------------------------------------------------------


YOU WOULD PAY THE FOLLOWING EXPENSES IF YOU DID NOT REDEEM YOUR SHARES:

--------------------------------------------------------------------------------
                                  1 Year     3 Years     5 Years     10 Years
--------------------------------------------------------------------------------
ALGER                      A      $  681      $1,009      $1,360      $2,346
SMALLCAP GROWTH            B      $  239      $  736      $1,260      $2,512
FUND                       C      $  240      $  739      $1,265      $2,706
--------------------------------------------------------------------------------
ALGER                      A      $  670      $1,008      $1,370      $2,384
SMALLCAP AND               B      $  228      $  738      $1,275      $2,558
MIDCAP GROWTH              C      $  228      $  736      $1,271      $2,734
FUND*
--------------------------------------------------------------------------------
ALGER                      A      $  656      $  933      $1,231      $2,074
MIDCAP GROWTH              B      $  214      $  661      $1,134      $2,250
FUND                       C      $  214      $  661      $1,134      $2,441
--------------------------------------------------------------------------------
ALGER LARGECAP             A      $  657      $  936      $1,236      $2,085
GROWTH                     B      $  215      $  664      $1,139      $2,261
FUND                       C      $  215      $  664      $1,139      $2,452
--------------------------------------------------------------------------------
ALGER CAPITAL              A      $  682      $1,012      $1,365      $2,356
APPRECIATION               B      $  240      $  739      $1,265      $2,522
FUND                       C      $  240      $  739      $1,265      $2,706
--------------------------------------------------------------------------------
ALGER HEALTH               A      $  670      $  980      $1,313      $2,250
SCIENCES                   B      $  228      $  707      $1,213      $2,418
FUND*                      C      $  228      $  712      $1,222      $2,622
--------------------------------------------------------------------------------
ALGER                      A      $  694      $1,138         N/A         N/A
TECHNOLOGY                 B      $  253      $  872         N/A         N/A
FUND*                      C      $  253      $  872         N/A         N/A
--------------------------------------------------------------------------------
ALGER CORE                 A      $  572      $  926         N/A         N/A
FIXED-INCOME               B      $  178      $  705         N/A         N/A
FUND*                      C      $  178      $  705         N/A         N/A
--------------------------------------------------------------------------------
ALGER                      A      $  651      $  918      $1,205      $2,021
BALANCED                   B      $  209      $  646      $1,108      $2,197
FUND                       C      $  209      $  646      $1,108      $2,390
--------------------------------------------------------------------------------
ALGER MONEY                       $   92      $  287      $  498      $1,108
MARKET FUND
--------------------------------------------------------------------------------

* Absent first-year fee waivers and reimbursements, expenses without redemption would be as follows:

--------------------------------------------------------------------------------
ALGER                       A      $  686      $1,024      $1,385      $2,397
SMALLCAP AND                B      $  245      $  755      $1,291      $2,571
MIDCAP GROWTH               C      $  244      $  751      $1,285      $2,746
FUND
--------------------------------------------------------------------------------
ALGER HEALTH                A      $  672      $  983      $1,315      $2,253
SCIENCES                    B      $  230      $  709      $1,215      $2,419
FUND                        C      $  232      $  715      $1,225      $2,626
--------------------------------------------------------------------------------
ALGER                       A      $  737      $1,180         N/A         N/A
TECHNOLOGY                  B      $  299      $  915         N/A         N/A
FUND                        C      $  299      $  915         N/A         N/A
--------------------------------------------------------------------------------
ALGER CORE                  A      $  643      $  994         N/A         N/A
FIXED-INCOME                B      $  252      $  776         N/A         N/A
FUND                        C      $  252      $  776         N/A         N/A
--------------------------------------------------------------------------------

Each Fund other than the Money Market Fund pays the Distributor, Fred Alger & Company, Incorporated, a shareholder servicing fee of 0.25% of the value of the Fund's average daily net assets for ongoing servicing and/or maintenance of shareholder accounts. The Distributor may pay some of this fee and an additional fee from its own resources to other organizations that also provide servicing and/or maintenance of shareholder accounts.

ADDITIONAL INFORMATION ABOUT THE FUNDS' INVESTMENTS

SECURITIES RATINGS

Fixed-income securities rated below "investment grade" -- a term that refers to the top four rating categories by an NRSRO -- are sometimes referred to as "high yield" securities because of their typically higher yields or as "junk bonds" because of their lower credit quality and more speculative character. The Balanced Fund and the Core Fixed-Income Fund may invest in such lower-rated securities to achieve higher yields only if the securities are rated in one of the two categories just below investment grade (BB and B of Standard & Poor's, Fitch, and Dominion, Ba and B of Moody's, bb and b of A.M. Best). See the Appendix to the SAI for a fuller discussion of the rating categories.

MORTGAGE-BACKED AND ASSET-BACKED SECURITIES

Rising interest rates tend to extend the duration of mortgage-backed and asset-backed securities, making them more sensitive to interest rate movements. As a result, in a period of rising interest rates, a fund that holds mortgage-backed and asset-backed securities may exhibit additional volatility. In addition, mortgage-backed and asset-backed securities are subject to prepayment risk. For example, when interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the returns of the fund because the fund will have to reinvest that money at the lower prevailing interest rates.

OPTIONS

A call option on a security gives the purchaser of the option the right, in return for a premium paid, to buy from the writer (seller) of the call option the security underlying the option at a specified exercise price at any time during the term of the option. The writer is obligated upon exercise of the option to deliver the underlying security upon payment of the exercise price. A put option on a security gives the holder of the option, in return for the premium paid, the right to sell the underlying security to the writer (seller) at a specified price during the term of the option. The writer, who receives the premium, is obligated upon exercise of the option to buy the underlying security at the exercise price. An option on a stock index gives the holder the right to receive a cash settlement during the term of the option based on the amount, if any, by which the exercise price exceeds (if the option is a put) or is exceeded by (if the option is a call) the current value of the index, which is itself a function of the market values of the securities included in the index. The writer of the option is obligated, in return for the premium received, to make delivery of this amount.

A Fund may purchase a put option on a portfolio security to seek to protect against a decline in the market value of the security, or, if the Fund contemplates purchasing a security in the future, purchase a call option on the security in anticipation of an increase in the security's market value. When a Fund writes an option, if the market value of the underlying security does not move to a level that would make exercise of the option profitable to its holder, the option generally will expire unexercised and the Fund will realize as profit the premium it received. When a call option written by a Fund is exercised, the Fund will be required to sell the underlying securities to the holder at the exercise price and will not participate in any increase in the securities' value above that price. When a put option written by a Fund is exercised, the Fund will be required to purchase the underlying securities at a price in excess of their market value.

Use of options on securities indexes entails the risk that trading in the options may be interrupted if trading in certain securities included in the index is interrupted. Price movements in a Fund's portfolio securities may not correlate precisely with movements in the level of an index and, therefore, the use of options on indexes cannot serve as a complete hedge and would depend in part on the ability of the Manager to predict correctly movements in the direction of a particular market or of the stock market generally. Because options on indexes require settlement in cash, the Fund might be forced to liquidate portfolio securities to meet settlement obligations.

FOREIGN SECURITIES

Investing in foreign securities involves risks related to the political, social and economic conditions of foreign countries, particularly emerging market countries. These risks may include political instability, exchange control regulations, expropriation, lack of comprehensive information, national policies restricting foreign investment, currency fluctuations, less liquidity, undiversified and immature economic structures, inflation and rapid fluctuations in inflation, withholding or other taxes, and operational risks.

U.S. GOVERNMENT SECURITIES

U.S. Government Obligations are bills, notes, bonds and other fixed-income securities issued by the U.S. Treasury; they are direct obligations of the U.S. Government and differ mainly in the length of their maturities. U.S. Government Agency Securities are issued or guaranteed by U.S. Government-sponsored enterprises and federal agencies. Some of these securities are supported by the full faith and credit of the U.S. Treasury; the remainder are supported only by the credit of the instrumentality, which may or may not include the right of the issuer to borrow from the Treasury.

TEMPORARY DEFENSIVE AND INTERIM INVESTMENTS

In times of adverse or unstable market, economic or political conditions, each Fund other than the Money Market Fund may invest up to 100% of its assets in cash, high-grade bonds, or cash equivalents (such as commercial paper or money market instruments) for temporary defensive reasons. This is to attempt to protect the Fund's assets from a temporary, unacceptable risk of loss, rather than directly to promote the Fund's investment objective. A Fund may also hold these types of securities pending the investment of proceeds from the sale of Fund shares or portfolio securities or to meet anticipated redemptions of Fund shares. A Fund may not achieve its investment objective while in a temporary defensive or interim position.

Other securities the Funds may invest in are discussed in the Funds' Statement of Additional Information.

[GRAPHIC OMITTED] MANAGEMENT AND ORGANIZATION

MANAGER
Fred Alger Management, Inc.
111 Fifth Avenue
New York, NY 10003

The Manager has been an investment adviser since 1964, and manages investments totaling (at 12/31/05) approximately $7.6 billion in mutual fund assets as well as $1.6 billion in other assets. The Manager makes investment decisions for the Funds and continuously reviews and administers their investment programs. These management responsibilities are subject to the supervision of the Board of Trustees. A discussion of the Trustees' basis for approving each advisory contract is available in the Funds' annual report to shareholders for the fiscal year ended October 31, 2005. The Funds pay the Manager fees at these annual rates based on a percentage of average daily net assets: Money Market Fund--.50%; SmallCap Growth, Capital Appreciation, Health Sciences, Technology and SmallCap and MidCap Growth Funds--.85%; MidCap Growth Fund--.80%; LargeCap Growth and Balanced Funds--.75%; Core Fixed-Income Fund--.375%.

PORTFOLIO MANAGERS

Fred M. Alger III is the chief market strategist for all of the Funds. Mr. Alger, who founded Fred Alger Management, Inc., has served as Chairman of the Board since 1964, and co-managed the Funds prior to 1995. Dan C. Chung, CFA, Jill Greenwald, CFA, Patrick Kelly, CFA, Kevin Collins, CFA, John A. Curry, Anne Meisner, Thomas Mulle, CFA, Rosanne Ott, Joanne Sayers and Andrew Silverberg are the individuals responsible for the day-to-day management of portfolio investments. The Statement of Additional Information provides additional information about the portfolio managers' compensation, other accounts that they manage, and their ownership of securities of the Fund(s) that they manage.

o Mr. Chung, manager of the MidCap Growth Fund since September 2001 and of the LargeCap Growth Fund since September 2004, and co-manager of the LargeCap Growth Fund from September 2001 to September 2004, of the SmallCap and MidCap Growth Fund since its inception, of the Alger Health Sciences Fund since October 2005, and of the new Alger Technology Fund, has been employed by the Manager since 1994, as a Vice President and Analyst from 1996 to 1999, as a Senior Vice President and Senior Analyst until 2000, as an Executive Vice President until 2003, as portfolio manager since 2000, as Chief Investment Officer since September 2001 and as President since 2003.

o Ms. Greenwald, manager of the SmallCap Growth Fund since November 2001 and co-manager of the SmallCap and MidCap Growth Fund since its inception, has been employed by the Manager as a Senior Vice President and portfolio manager since November 2001, prior to which she was employed by the Manager as an Analyst and later a Senior Analyst from 1986 to 1992, as a Managing Director and senior portfolio manager at Chase Manhattan Bank from 1994 through 1999 and as a Senior Vice President and Investment Officer at J & W Seligman & Co. from 1999 until November 2001.

o Mr. Kelly, manager of Alger Capital Appreciation Fund since October 2005, has been employed by the Manager as a research associate from July 1999 to February 2001, as an Assistant Vice President and Associate Analyst from February 2001 to September 2001, as a Vice President and Senior Analyst from September 2001 to September 2004, and as a Senior Vice President and portfolio manager since September 2004.

o Mr. Collins, co-manager of the Balanced Fund since September 2003, has been employed by the Manager as a Senior Vice President, portfolio manager and Senior Analyst since September 2003, prior to which period he was employed by the Manager as an Analyst and later as a Vice President and Senior Analyst from 1996 until September 2003.

o Mr. Curry, manager of Alger Money Market Fund and co-portfolio manager of Alger Balanced Fund since December 2004 and of the new Alger Core Fixed-Income Fund, has been employed by the Manager as a Vice President and portfolio manager since December 2004. Mr. Curry was previously Vice President at Janney Montgomery Scott, LLC from September 2003 to December 2004, prior to which he was a portfolio manager for Whitehall Asset Management's fixed-income institutional and retail assets from March 1999 to March 2003, and a portfolio manager at UBS Global Asset Management within the firm's institutional fixed-income assets division from July 1995 to February 1999.

o Ms. Meisner, co-manager of the new Alger Technology Fund, has been employed by the Manager as a Vice President and Senior Analyst from May 2005; prior thereto, she was Managing Director of the Active Equity Group at Deutsche Asset Management/Scudder Investments from 2001, before which she was Vice President of Global Investment Research at Goldman Sachs & Co.

o Mr. Mulle, co-manager of the new Alger Technology Fund, has been employed by the Manager as a Vice President and Senior Analyst from February 2005; prior thereto, he was an equity analyst and portfolio manager at Alkeon Capital Management from 2001, before which he was an equity analyst at CIBC Oppenheimer from 1999.

o Ms. Ott, co-manager of the Alger Health Sciences Fund, has been employed by the Manager as a Vice President and Senior Analyst since 2002. Prior thereto, she was a Vice President and Senior Equity Research Analyst from June 2001 and an Equity Research Analyst at Lehman Brothers from 1998.

o Ms. Sayers, co-manager of the Alger Health Sciences Fund, has been employed by the Manager as a Vice President and Senior Analyst since 2003. Prior thereto, she was a Research Associate at Lehman Brothers from June 2000.

o Mr. Silverberg, assistant portfolio manager of the MidCap Growth Fund since September 2003, has been employed by the Manager as a Vice President and Senior Analyst since December 2004, as an Analyst from October 2001 to December 2004 and as an Assistant Vice President from September 2002 to December 2004, prior to which he was a research analyst at Mark Asset Management Corporation from June 1999 until September 2001 and a research intern at MBF Capital Corporation from December 1998 until June 1999.

LEGAL PROCEEDINGS

The Manager has responded to inquiries, document requests and/or subpoenas from regulatory authorities, including the United States Securities and Exchange Commission ("SEC"), the Office of the New York State Attorney General, the Attorney General of New Jersey, and the West Virginia Securities Commissioner, in connection with their investigations of practices in the mutual fund industry identified as "market timing" and "late trading."

On December 16, 2005, the Manager received from the staff of the SEC a "Wells notice" which indicated that the staff intends to recommend that the SEC bring civil enforcement action for possible violations of the federal securities laws. "Wells notices" also have been sent to Fred Alger & Company, Incorporated ("Alger Inc."), the Distributor of the Alger-sponsored mutual funds, and its parent company as well as certain present and former members of the senior management of the Manager and Alger Inc. The Wells notices arose out of the SEC staff's ongoing investigation of market timing and late trading practices in the mutual fund industry. The Manager and the other recipients have the opportunity to respond to the staff before the staff makes a formal recommendation. The Manager and Alger Inc. submitted responses to the staff in January 2006. The staff has not yet responded to this submission.

On August 31, 2005, the West Virginia Securities Commissioner in an EX PARTE Summary Order to Cease and Desist and Notice of Right to Hearing concluded that the Manager and Alger Inc. had violated the West Virginia Uniform Securities Act, and ordered the Manager and Alger Inc. to cease and desist from further violations of the Act by engaging in the market-timing-related conduct described in the order. The EX PARTE order provided notice of their right to a hearing with respect to the violations of law asserted by the Commissioner. Other firms unaffiliated with the Manager were served with similar orders. The Manager and Alger Inc. intend to request a hearing for the purpose of seeking to vacate or modify the order.

In addition, in 2003 and 2004 several purported class actions and shareholder derivative suits were filed against various parties in the mutual fund industry, including the Manager, certain mutual funds managed by the Manager (the "Alger Mutual Funds"), and certain current and former Alger Mutual Fund trustees and officers, alleging wrongful conduct related to market-timing and late-trading by mutual fund shareholders. These cases were transferred to the U.S. District Court of Maryland by the Judicial Panel on Multidistrict Litigation for consolidated pre-trial proceedings. In September 2004, consolidated amended complaints involving these cases -- a Consolidated Amended Fund Derivative
Complaint  (the  "Derivative   Complaint")  and
two substantially identical Consolidated Amended Class Action Complaints (together, the "Class Action Complaint") -- were filed in the Maryland federal district court under the caption number 1:04-MD-15863 (JFM). In April 2005 a civil lawsuit involving similar allegations was filed by the West Virginia Attorney General and also transferred to the Maryland District Court.

The Derivative Complaint alleged (i) violations, by the Manager and, depending on the specific offense alleged, by Alger Inc. and/or the fund trustee defendants, of Sections 36(a), 36(b), 47, and 48 of the Investment Company Act of 1940 (the "Investment Company Act") and of Sections 206 and 215 of the Investment Advisers Act of 1940, breach of fiduciary duty, and breach of contract, (ii) various offenses by other third-party defendants, and (iii) unjust enrichment by all the named defendants. The Class Action Complaint alleged, in addition to the offenses listed above, (i) violations, by the Manager, Alger Inc., their affiliates, the funds named as defendants, including the Trust, and the current and former fund trustees and officers, of Sections 11, 12(a)(2), and 15 of the Securities Act of 1933, Sections 10(b) (and Rule 10b-5 thereunder) and 20(a) of the Securities Exchange Act of 1934 (the "1934 Act"), and Section 34(b) of the Investment Company Act of 1940, (ii) breach of contract by the funds named as defendants, and (iii) unjust enrichment of the defendants. The West Virginia Attorney General action also alleges violations of the West Virginia Consumer Credit and Protection Act and other wrongful conduct.

Motions to dismiss the Class Action Complaint and the Derivative Complaint were subsequently filed. On November 3, 2005, the district court issued letter rulings dismissing both complaints in their entirety with respect to the Alger Mutual Funds and dismissing all claims against the other Alger defendants, other than the claims under the 1934 Act and Section 36(b) of the Investment Company Act (as to which the court deferred ruling with respect to the Alger Mutual Fund Trustees), with leave to the class action plaintiffs to file amended complaints against those defendants with respect to claims under state law. Orders implementing the letter rulings are being entered. On January 11, 2006, the Alger defendants filed a motion for partial reconsideration of the district court's ruling with respect to the Section 10(b), Rule 10b-5 and Section 36(b) claims against them; the district court denied the motion on February 9, 2006.

The Manager does not believe that the Alger Mutual Funds are themselves targets of the regulatory investigations as potential enforcement defendants.

The SEC and, in some cases, state government authorities have a variety of administrative and civil enforcement powers, including injunctive powers, authority to assess fines and penalties and order restitution, authority to limit the activities of a person or company and other enforcement powers, that may be exercised administratively or through the courts.

Under Section 9(a) of the Investment Company Act, if any of the various regulatory proceedings or lawsuits were to result in a court injunction against the Manager or Alger Inc., those entities would, in the absence of exemptive relief granted by the SEC, be barred from serving as investment adviser/sub-adviser or distributor for any registered investment company,  including the Trust. While exemptive relief from
Section 9(a) has been granted in certain other cases, there is no assurance that such exemptive relief would be granted if sought. In addition, it is possible that these matters and/or other developments resulting from these matters could result in increased redemptions from the Funds, loss of personnel of the Manager, diversion of time and attention of the Manager's personnel, diminishment of financial resources of the Manager, or other consequences potentially adverse to the Trust. The Manager cannot predict the potential effect of such actions upon the Manager or the Trust. There can be no assurance that the effect, if any, would not be material.

[GRAPHIC OMITTED]   SHAREHOLDER INFORMATION

DISTRIBUTOR

Fred Alger & Company, Incorporated
30 Montgomery Street
Jersey City, NJ 07302


TRANSFER AGENT

State Street Bank and Trust Company
c/o Boston Financial Data Services, Inc.
P.O. Box 8480
Boston, MA 02266-8480

NET ASSET VALUE

The value of one share is its "net asset value," or NAV. The NAV for each Fund other than the Money Market Fund is calculated as of the close of business (normally 4:00 p.m. Eastern time) every day the New York Stock Exchange is open; the NAV for the Money Market Fund is calculated as of 12:00 noon on each of those days. Generally, the Exchange is closed on weekends and various national holidays. It may close on other days from time to time.

The assets of each Fund other than Alger Money Market Fund are generally valued on the basis of market quotations, or where market quotations are not reliable or readily available, on the basis of fair value as determined by the Manager under procedures adopted by the Board of Trustees. The assets of Alger Money Market Fund (and short-term money market instruments held by other Funds) are normally valued on the basis of amortized cost.

In determining whether market quotations are reliable and readily available, the Manager monitors information it routinely receives for significant events it believes will affect market prices of portfolio instruments held by the Fund. Significant events may affect a particular company (for example, a trading halt in the company's securities on an exchange during the day) or may affect securities markets (for example, a natural disaster that causes a market to close). If the Manager is aware of a significant event that has occurred after the close of the market where a portfolio instrument is primarily traded, but before the close of the New York Stock Exchange, that the Manager believes has affected or is likely to affect the price of the instrument, the Manager will use its best judgment to determine a fair value for that portfolio instrument under procedures adopted by the Board of Trustees.

--------------------------------------------------------------------------------

  NAV (NET ASSET VALUE) OF A CLASS OF SHARES IS COMPUTED BY ADDING TOGETHER THE VALUE ALLOCABLE TO THE CLASS OF THE FUND'S INVESTMENTS PLUS CASH AND OTHER ASSETS, SUBTRACTING APPLICABLE LIABILITIES AND THEN DIVIDING THE RESULT BY THE NUMBER OF OUTSTANDING SHARES OF THE CLASS.

--------------------------------------------------------------------------------


PURCHASING AND REDEEMING FUND SHARES

Shares are sold at their offering price, which is the net asset value per share plus any intial sales charge that applies. You can purchase or redeem shares on any day the New York Stock Exchange is open. Orders will be processed at the NAV next calculated after your purchase or redemption request is received in good order by the Transfer Agent or other agent appointed by the Distributor. Ordinarily, the Fund will issue your redemption check within seven days after the Transfer Agent accepts your redemption request. However, when you buy shares with a check or via TelePurchase or Automatic Investment Plan, the Fund will not issue payment for redemption requests against those funds until the purchase proceeds are available, which may take up to 15 days. The Transfer Agent or the Fund may reject any purchase order.

If you redeem shares, by sale or exchange, of a Fund (other than the Money Market Fund) within 30 days of purchase (including purchase by exchange), the Fund may impose a redemption fee of 2% of the amount redeemed. This fee will be retained by the Fund. Shares held the longest will be treated as having been redeemed first for purposes of determining whether the fee applies. The fee will not apply to redemptions (i) due to shareholder death or disability, (ii) from certain omnibus accounts, (iii) of shares acquired through reinvestment of dividends or capital gains distributions, (iv) through certain employer-sponsored retirement plans or employee benefit plans or, with respect to any plan, to comply with minimum distribution requirements, (v) effected pursuant to an automatic non-discretionary rebalancing program, (vi) pursuant to the Systematic Withdrawal Plan, or (vii) by the Fund of accounts falling below the minimum initial investment amount. The Funds reserve the right to waive this fee in other circumstances if the Manager determines that doing so is in the best interest of the Funds.

DIVIDENDS AND DISTRIBUTIONS

All Funds other than the Money Market Fund and the Core Fixed-Income Fund declare and pay dividends and distributions annually. These Funds expect that the annual payments to shareholders will consist primarily of capital gains, which may be taxable to you at different rates depending upon how long the Fund held the securities that it sold to create the gains (rather than the length of time you have held shares of the Fund), and that they will also include net investment income, which is taxable as ordinary income. Under recent tax legislation, certain dividend income received by a Fund and paid to you will be subject to a maximum tax rate of 15%; other income paid to you, such as non-qualifying dividend income or interest earned on debt securities held by the Fund, will continue to be taxed at the higher ordinary income rates. Dividends and distributions may differ among classes of shares of a Fund. Payments by the Money Market Fund, which normally consist solely of net investment income, are declared daily and paid monthly. Payments by the Core Fixed-Income Fund, which are expected to consist of net investment income and capital gains, will be declared and paid monthly.

Unless you choose to receive cash payments by checking the box on your New Account Application, any dividends and distributions will be reinvested automatically at the NAV on their payment dates. No additional sales charge will apply to automatically reinvested dividends and distributions. If you have chosen cash payments and a payment is returned to the Fund as undeliverable, that payment will be reinvested upon receipt by the Transfer Agent in Fund shares at the next NAV. All subsequent payments will be reinvested until you reinstate your cash election and provide a valid mailing address.

Regardless of whether you choose to take distributions in cash or reinvest them in the Fund, they may be subject to federal and state taxes. Because everyone's tax situation is unique, see a tax advisor about federal, state and local tax consequences of investing in the Funds.

CLASSES OF FUND SHARES

All Funds (other than the Money Market Fund) offer three classes of shares, each subject to a sales charge. Shares of the Money Market Fund are not subject to a sales charge. The differences among the classes are described in the following charts:

SALES CHARGES
--------------------------------------------------------------------------------
 CLASS A SHARES (ALL FUNDS EXCEPT CORE FIXED-INCOME FUND)
--------------------------------------------------------------------------------

 When you buy Class A Shares, you may pay the following sales charge:

                               Sales Charge     Sales Charge   Dealer
                               as a % of        as a % of Net  Allowance as a %
 Purchase Amount               Offering Price   Asset Value    of Offering Price
--------------------------------------------------------------------------------
 Less than $25,000                5.25%           5.54%           5.00%
 $25,000 - $49,999                4.50%           4.71%           4.25%
 $50,000 - $99,999                4.00%           4.17%           3.75%
 $100,000 - $249,999              3.50%           3.63%           3.25%
 $250,000 - $499,999              2.50%           2.56%           2.25%
 $500,000 - $749,999              2.00%           2.04%           1.75%
 $750,000 - $999,999              1.50%           1.52%           1.25%
 $1,000,000 and over                  *               *           1.00%

 Alger Core Fixed-Income Class A Sales Charge:

                               Sales Charge     Sales Charge   Dealer
                               as a % of        as a % of Net  Allowance as a %
 Purchase Amount               Offering Price   Asset Value    of Offering Price
--------------------------------------------------------------------------------
 Less than $25,000                4.75%           4.99%           4.50%
 $25,000 - $49,999                4.50%           4.71%           4.25%
 $50,000 - $99,999                4.00%           4.17%           3.75%
 $100,000 - $249,999              3.50%           3.63%           3.25%
 $250,000 - $499,999              2.50%           2.56%           2.25%
 $500,000 - $749,999              2.00%           2.04%           1.75%
 $750,000 - $999,999              1.50%           1.52%           1.25%
 $1,000,000 and over                  *               *           1.00%

*Purchases of Class A Shares which, when combined with current holdings of Class A Shares of the Funds, The China-U.S. Growth Fund and Spectra Fund offered with a sales charge, equal or exceed $1,000,000 in the aggregate may be made at net asset value without any initial sales charge, but will be subject to a contingent deferred sales charge ("CDSC") of 1.00% on redemptions made within 12 months of purchase. The CDSC is waived in certain circumstances.

In calculating a CDSC, the Fund assumes first, that the redemption is of shares, if any, that are not subject to any CDSC.


--------------------------------------------------------------------------------
DISTRIBUTION (12b-1) FEES
Not subject to distribution (12b-1) fees



--------------------------------------------------------------------------------
MAXIMUM INVESTMENT AMOUNT: No maximum investment limit.
MIMIMUM INVESTMENT AMOUNT: See table on page 31. If at any time the value of your Fund shares within your account falls below the minimum initial investment amount as a result of redemptions, the Fund may redeem all your Fund shares within your account.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 CLASS B SHARES
--------------------------------------------------------------------------------

 There is no sales charge when you buy Class B shares.

 When you redeem Class B Shares, you may pay the following CDSC:

                              Contingent
                              Deferred
                              Sales
                              Charge
 Years Shares Were Held       (CDSC)
--------------------------------------------------------------------------------
 Less than one                  5%
 One but less than two          4%
 Two but less than three        3%
 Three but less than four       2%
 Four but less than five        2%
 Five but less than six         1%
 Six or more                    0%

--------------------------------------------------------------------------------
 DISTRIBUTION (12b-1) FEES
 Subject to distribution (12b-1) fees for eight years, after which time your shares are automatically converted to Class A Shares. There are no sales charges imposed on the conversion.+

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
  CLASS C SHARES
--------------------------------------------------------------------------------
  There is no sales charge when you buy Class C Shares.

  When you redeem Class C Shares, you may pay the following CDSC:


  Years Shares Were   Contingent Deferred
  Held                Sales Charge (CDSC)
--------------------------------------------------------------------------------
  Less than one             1%
  One or more               0%


--------------------------------------------------------------------------------
  DISTRIBUTION (12b-1) FEES
  Subject to distribution (12b-1) fees+






--------------------------------------------------------------------------------

 In calculating a CDSC, the Fund assumes, first, that the redemption is of shares, if any, that are not subject to any CDSC and, second, that the remaining shares redeemed are those that are subject to the lowest charge.

 Under  certain  circumstances,  the above  requirements  may be  waived.  These
 circumstances   are  discussed   below  and  in  the  Statement  of  Additional
 Information.

+Each Fund other  than Alger  Money  Market  Fund has  adopted a plan under Rule
 12b-1 that allows Class B and Class C shares to pay distribution fees out of their assets on an ongoing basis for the sale and distribution of their shares. These fees will increase the cost of your investment in Class B or Class C shares and may cost you more than paying other types of sales charges.

MINIMUM INVESTMENT AMOUNT See table on page 31. If at any time the value of your Fund shares within your account falls below the minimum initial investment amount as a result of redemptions, the Fund may redeem all your Fund shares within your account.

--------------------------------------------------------------------------------

   MINIMUM INVESTMENTS: THE FOLLOWING MINIMUMS APPLY TO AN ACCOUNT IN ANY FUND, WHETHER INVESTED IN CLASS A, CLASS B OR CLASS C SHARES.

                                       Initial                   Subsequent
                                      Investment                 Investment
--------------------------------------------------------------------------------
  Regular account                       $1,000                       $50
  Traditional IRA                          500                        50
  Roth IRA                                 500                        50
  Coverdell ESA                            500                        50
  SIMPLE IRA                               500                        50
  Keogh                                    500                        50
  401(k)                                   500                        50
  403(b)                                   500                        50
  Automatic Investment                     500                        50

  Minimums may be waived in certain circumstances.

--------------------------------------------------------------------------------
WAIVERS OF SALES CHARGES

The Fund's Statement of Additional Information, which is posted at www.alger.com, details the types of investors and conditions under which the initial sales charge or contingent deferred sales charge will be waived (refer to the sections in the Statement of Additional Information captioned "Waivers of Sales Charges" and "Certain Waivers of the Contingent Deferred Sales Charge"). Generally, eligible investors include shareholders who invest through certain defined contribution retirement plans (under the Employee Retirement Income Security Act of 1974 (ERISA)) that have an arrangement in place with the Distributor for, among other things, the waiver of the sales charge; investors who invest through financial institutions or through institutions that process investor orders for independent investment advisers or financial planners and in either case charge a management, consulting or other fee for their services; investors who invest through broker-dealers who have an agreement in place with the Distributor that provides for the waiver of the sales charge; employees of the Manager and its affiliates; and Trustees/Directors of the Alger-sponsored funds. To receive a waiver of the sales charge, you must advise the Fund that you are eligible for the waiver and substantiate your eligibility for the waiver at the time of purchase.

Under the REINVESTMENT PRIVILEGE, a shareholder who has redeemed shares in a Fund account may reinvest all or part of the redemption proceeds in shares of the same class of the same Fund in the same account without an initial sales charge and receive a credit for any CDSC paid on the redemption, provided the reinvestment is made within 30 days after the redemption. Reinvestment will be at the net asset value of the Fund next determined upon receipt of the proceeds and a letter requesting that this privilege be exercised, subject to confirmation of the shareholder's status or holdings, as the case may be. You will also receive a pro rata credit for any CDSC imposed. This reinvestment privilege may be exercised only once by a shareholder. Reinvestment will not alter any capital gains tax payable on the redemption and a loss may not be allowed for tax purposes.

REDUCED SALES CHARGES

In addition to waivers of sales charges for eligible investors, there are several ways in which any investor in CLASS A SHARES may be eligible for a reduced sales charge. Information on reduced sales charges is posted on the Fund's website, www.alger.com. Shares of Alger Money Market Fund are offered without a sales charge.

When purchasing Class A shares, when the dollar amount of your purchase reaches a specified level, known as a BREAKPOINT, you are entitled to pay a reduced front-end sales charge. For example, a purchase of $24,500 of Class A shares of the Fund would be charged a front-end sales charge of 5.25%, while a purchase of $25,000 would be charged a front-end sales charge of 4.50%. There are several breakpoints, as shown in the above sales charge table for Class A shares. The greater the investment, the greater the reduction in the sales charge.

A reduced sales charge is also available to Class A investors who indicate an intent to purchase shares in an amount aggregating $25,000 or more over a 13-month period. A LETTER OF INTENT ("LOI") allows the Class A investor to qualify for a breakpoint discount now without immediately investing the aggregate dollar amount at which the breakpoint discount is offered. The investor must refer to the LOI when placing purchase orders. For purposes of an LOI, the purchase amount includes purchases by "any person" (which includes an individual, his or her spouse and children, or a trustee or other fiduciary of a single trust, estate or single fiduciary account) of shares of all classes of The Alger Funds, The China-U.S. Growth Fund and Spectra Fund offered with a sales charge over the following 13 months. At the investor's request, the 13-month period may begin up to 90 days before the date the LOI is signed. The minimum initial investment under the LOI is 5% of the total LOI amount. Further details are in the Statement of Additional Information.

A third way that an investor in Class A shares may be eligible for a reduced sales charge is by reason of RIGHTS OF ACCUMULATION ("ROA"). With ROA, Class A shares of the Fund may be purchased by "any person" (as defined in the immediately preceding paragraph) at a reduced sales charge as determined by aggregating the dollar amount of the new purchase and the current value (at offering price) of all shares of all classes of The Alger Funds, The China-U.S. Growth Fund and Spectra Fund offered with a sales charge then held by such person and applying the sales charge applicable to such aggregate. In order to obtain such discount, the purchaser must provide sufficient information at the time of purchase to permit verification that the purchase qualifies for the reduced sales charge. The right of accumulation is subject to modification or discontinuance at any time with respect to all shares purchased thereafter.

INVESTMENT INSTRUCTIONS

TO OPEN AN ACCOUNT:

BY MAIL: The Funds do not accept cash or cash alternatives for fund purchases. (Make checks payable to "The Alger Funds.") Mail your completed application and check to the Fund's transfer agent:

         Boston Financial Data Services, Inc.
         Attn: The Alger Funds
         P.O. Box 8480
         Boston, MA 02266-8480

Overnight mail is to be sent to the Fund's transfer agent at the following address:

         Boston Financial Data Services, Inc.
         Attn: The Alger Funds
         66 Brooks Drive
         Braintree, MA 02184

BY FED WIRE: Forward the completed New Account Application to Boston Financial Data Services, Attn: The Alger Funds, stating that the account will be established by wire transfer and the date and amount of the transfer. Have your bank wire funds to State Street Bank & Trust Company. Contact Boston Financial Data Services at (800) 992-3863 for details.

CONTACT: CALL OR VISIT your broker-dealer, investment adviser, bank or other financial institution.

AUTOMATICALLY:   Complete  the  Automatic  Investment  option  on  your  account application. Minimum automatic investment is $50 with a minimum initial investment of $500.

VIA OUR WEBSITE: Visit The Alger Funds' website to download a New Account Application - www.alger.com

Mail the completed application with your investment to Boston Financial Data Services, Inc., Attn: The Alger Funds.

TO MAKE ADDITIONAL INVESTMENTS IN AN EXISTING ACCOUNT:

BY MAIL: Complete and return the Invest by Mail slip attached to your Alger Funds Statement and return the slip with your investment to:

         Boston Financial Data Services, Inc.
         Attn: The Alger Funds
         P.O. Box 8480
         Boston, MA 02266-8480

BY TELEPHONE OR FED WIRE: TELEPURCHASE* allows you to purchase shares by telephone (minimum $500, maximum $50,000) by filling out the appropriate section of the New Account Application or returning the Additional Services Form. The funds will be transferred from your designated bank account to your Fund account normally within one business day. Call (800) 992-3863 to initiate a TelePurchase.

WIRE: Have your bank wire funds to State Street Bank & Trust Company. Contact Boston Financial Data Services, Inc. at (800) 992-3863 for details.

*Not available for Retirement Plans

CONTACT: CALL OR VISIT your broker-dealer, investment adviser, bank or other financial institution.

AUTOMATICALLY: The Alger Funds' Automatic Investment Plan allows you to make automatic purchases on the 15th and/or the last business day of each month. Fill out the appropriate information on the New Account Application or contact Boston Financial Data Services, Inc. at (800) 992-3863 to receive an Additional Services Form. Minimum automatic investment is $50 with a minimum initial investment of $500.

Government Direct Deposit* allows you to arrange direct deposit of U.S. federal government payments into your Fund account and Payroll Savings Plan* allows you to arrange direct deposit of a portion of your payroll directly to your Fund Account. Call (800) 992-3863 for a Payroll Savings Plan Form.

*Not available for Retirement Plans

VIA OUR WEBSITE: Visit The Alger Funds' website to download all forms to add services to your account - www.alger.com

Mail your completed forms to Boston Financial Data Services, Inc., Attn: The Alger Funds.


TO EXCHANGE SHARES OF THE FUND:

You can exchange shares of any Fund for shares of another Fund, or The China-U.S. Growth Fund, subject to certain restrictions. Call (800) 992-3863 to exchange shares (unless you have refused the telephone exchange privilege on your New Account Application). Shares of one class may not be exchanged for shares of another class. Alger Money Market Fund shares acquired by direct purchase may be exchanged for Class A, B or C Shares of another Fund; however, any applicable sales charge will apply to the shares acquired, depending upon their class. Shares of Alger Money Market Fund acquired by exchange rather than by direct purchase may be exchanged for shares of another Fund, but only for shares of the same class as those originally exchanged for Alger Money Market Fund shares.

When exchanging in and out of Alger Money Market Fund, your confirmations and account statements will include a share class designation next to your shares of Alger Money Market Fund solely for operational reasons. This share class designation corresponds to the share class in the other Fund that is being acquired by exchange, or that was originally purchased in the other Fund prior to exchange into Alger Money Market Fund, and which shall be either Class A, Class B, Class C, Class N (corresponding to Class N shares that were purchased in Spectra Fund). Similarly, direct investments that you make in Alger Money Market Fund require that you assign a share class designation -- either Class A, Class B or Class C - to those shares SOLELY FOR OPERATIONAL REASONS for purposes of tracking exchanges.

The period of time during which an investor holds shares of Alger Money Market Fund that have been acquired in exchange for shares of any other Fund will not be counted towards the holding period for purposes of calculating a CDSC, if applicable. Remember that for tax purposes an exchange is considered a sale and a purchase, so you may realize a taxable gain or a loss when you exchange shares. For more information, call the Fund toll-free at (800) 992-3863 or consult the Statement of Additional Information (see back cover of this prospectus).

TO REDEEM SHARES OF THE FUND:

BY MAIL: Send a letter of instruction to Boston  Financial Data Services,  Inc.,
Attn: The Alger Funds which  includes:

o  account number

o  Fund name (and class, if applicable)

o  number of shares or dollar amount of redemption o where to send the proceeds

o  signature(s) of registered owner(s)

o  a signature guarantee is required if

   o  your redemption is for more than $25,000; or

   o you want the check sent to a different address than the one we have on file; or

   o you want the check to be made payable to someone other than the registered owners we have on file; or

   o  you have changed your address on file within the past 60 days.

BY TELEPHONE*: Call (800) 992-3863 to sell shares (unless you refuse this service on your New Account Application). The Fund will send you a check for any amount. You cannot request a check if you have changed your address on file within the past 60 days. For amounts over $5,000, you can choose to receive a wire to a bank account you previously designated on the records of the Fund.

TELEREDEMPTION is available by filling out the appropriate section of the New Account Application or returning the Additional Services Form. The funds will be transferred to your bank account in an amount between $500 and $50,000, normally within two business days. Shares issued in certificate form are not eligible for this service. Physical share certificates are not issued for shares of the Fund.

If you request that your redemption proceeds be wired to your bank account, there is generally a $10 fee per wire sent to a bank account that you had previously designated on the Fund's records, and generally a $15 fee per wire sent to a bank account not previously designated on the Fund's records.

*Not available for Retirement Plans

CONTACT: CALL OR VISIT your broker-dealer, investment adviser, bank or other financial institution.

AUTOMATICALLY: Systematic Withdrawal Plan allows you to receive regular monthly, quarterly or annual payments. Your account value must be at least $10,000, and the payments must be for $50 or more. The maximum monthly withdrawal is 1% of the account value in the Fund at the time you begin participation in the Plan.

VIA OUR WEBSITE: Visit The Alger Funds' website to download all forms to add redemption privileges to your existing account - www.alger.com.

Mail your completed forms to Boston Financial Data Services, Inc., Attn: The Alger Funds.

To speak to an Alger Funds Representative call (800) 711-6141

Web address: www.alger.com

Representatives are available to assist you with any questions you may have.

--------------------------------------------------------------------------------

SIGNATURE GUARANTEE IS A GUARANTEE BY A FINANCIAL INSTITUTION THAT YOUR SIGNATURE IS AUTHENTIC. THE FINANCIAL INSTITUTION ACCEPTS LIABILITY FOR ANY FORGERY OR FRAUD IF THE SIGNATURE IT GUARANTEES PROVES TO BE COUNTERFEIT. IT IS AN IDEAL MEANS TO PROTECT INVESTORS AND THEIR ASSETS. A NOTARIZATION BY A NOTARY PUBLIC IS NOT AN ACCEPTABLE SUBSTITUTE.

--------------------------------------------------------------------------------

MARKET TIMING POLICIES AND PROCEDURES

Each of the equity portfolios invests predominantly in U.S.-traded, highly liquid securities for which current New York market-closing prices are readily available on a daily basis at the time as of which the Funds price their portfolios and determine NAV per share. As a result, the Manager believes that there is little incentive for investors to engage in frequent and/or short-term trading (often referred to as market-timing) to benefit from "stale" pricing. Nonetheless, the Funds recognize that in certain circumstances active in-and-out trading by Fund shareholders, for whatever reason implemented, may be attempted and may, if carried out on a large scale, impose burdens on the Funds' portfolio managers, interfere with the efficient management of a portfolio, increase the portfolio's transaction costs, administrative costs or tax liability or otherwise be detrimental to the interests of the portfolio and its other shareholders. The Funds therefore discourage market timing, and to the extent possible monitor for market timing patterns in each of the portfolios.

The Board of Trustees has determined that a Fund may reject purchase orders, on a temporary or permanent basis, from investors that the Manager is able to determine, in its reasonable business judgment, are exhibiting a pattern of frequent or short-term trading in Fund shares (with the exception of shares of the Money Market Fund) or shares of other funds sponsored by the Manager that is detrimental to the fund involved.

In order to detect significant market timing, the Manager will, among other things, monitor overall subscription, redemption and exchange activity; isolate significant daily activity, and significant activity relative to existing account sizes to determine if there appears to be market timing activity in an individual portfolio. While the Funds might not be able to detect frequent or short-term trading conducted by the underlying owners of shares held in omnibus accounts or through insurance company separate accounts or placed through market intermediaries other than on a fully-disclosed basis, and therefore might not be able to effectively prevent frequent or short-term trading in those accounts, the Manager attempts to monitor these activities in omnibus accounts and will contract with broker-dealers that sell shares of the Funds and entities that hold omnibus accounts with its mutual funds to seek to discourage, detect and prevent market timing and active trading. There is no guarantee that the Funds' efforts to identify investors who engage in excessive trading activity or to curtail that activity will be successful. In addition, the Funds' policies against market timing and active trading may in some cases interfere with or delay implementation of legitimate investment decisions made by shareholders seeking to purchase or redeem shares.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Board of Trustees has adopted policies and procedures relating to disclosure of the Funds' portfolio securities. These policies and procedures recognize that there may be legitimate business reasons for holdings to be disclosed and seek to balance those interests to protect the proprietary nature of the trading strategies and implementation thereof by the Funds.

Generally, the policies prohibit the release of information concerning portfolio holdings which have not previously been made public to individual investors, institutional investors, intermediaries that distribute the Funds' shares and other parties which are not employed by the Manager or its affiliates except when the legitimate business purposes for selective disclosure and other conditions (designed to protect the Funds) are acceptable.

The Funds make their full holdings available semi-annually in shareholder reports filed on Form N-CSR and after the first and third fiscal quarters in regulatory filings on Form N-Q. These shareholder reports and regulatory filings are filed with the SEC, as required by federal securities laws, and are generally available within sixty (60) days of the end of the Funds' fiscal quarter.

In addition, the Funds make publicly available their respective month-end top 10 holdings with a 15 day lag and their month-end full portfolios with a 60 day lag on their website www.alger.com and through other marketing communications (including printed advertising/sales literature and/or shareholder telephone customer service centers). No compensation or other consideration is received for the non-public disclosure of portfolio holdings information.

Before any non-public disclosure of information about a Fund's holdings is permitted, a confidentiality agreement approved by the Manager's legal and compliance department must also be approved by the Funds' Chief Compliance Officer.

The Board of Trustees periodically reviews a report disclosing the third parties to whom each Fund's holdings information has been disclosed and the purpose for such disclosure, and it considers whether or not the release of information to such third parties is in the best interest of the Fund and its shareholders.

OTHER INFORMATION

A Fund may redeem some of your shares "in kind," which means that some of the proceeds will be paid with securities the Fund owns instead of cash. If you receive securities, you should expect to incur brokerage or other charges in converting the securities to cash.

Shares may be worth more or less when you redeem them than they were at the time you bought them. For tax purposes, this means that when you redeem them you may realize a short- or long-term capital gain or loss, depending upon how long you have held the shares.

The Fund and Transfer Agent have reasonable procedures in place to determine that instructions submitted by telephone are genuine. They include requesting personal identification and recording calls. If the Fund and Transfer Agent follow these procedures, they are not liable for acting in good faith on telephone instructions.

If you are a participant in a retirement plan, such as a 401(k) plan, and you purchase shares in the Trust through an administrator or trustee ("Administrator") that maintains a master or "omnibus" account with the Trust for trading on behalf of retirement plans and their participants, the Administrator may apply purchase and exchange limitations which are different than the limitations discussed herein. These limitations may be more or less restrictive than the limitations imposed by the Trust. Consult with your Administrator to determine what purchase and exchange limitations may be applicable to your transactions in the Trust through your retirement plan.

[GRAPHIC OMITTED]   FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand each Fund's financial performance for the periods shown. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). Information for the periods shown from the year ended October 31, 2002 forward has been audited by Ernst & Young LLP whose report, along with the Funds' financial statements, is included in the Annual Report, which is available upon request. Information for periods prior thereto has been audited by Arthur Andersen LLP.

THE ALGER FUNDS
FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING
THROUGHOUT THE YEAR

                                                            Income from
                                                       Investment Operations
                                                     --------------------------
                                                                     Net
                                                                   Realized
                                                                     and
                                       Net Asset        Net       Unrealized      Total
                                         Value,      Investment      Gain         from
                                       Beginning       Income      (Loss) on    Investment
                                        of Year     (Loss) (i)    Investments   Operations
                                       ----------    -----------  ------------- ----------
ALGER LARGECAP GROWTH FUND (i)

CLASS A
Year ended 10/31/05 ..........        $    9.05     $   0.01      $   1.42      $   1.43
Year ended 10/31/04 ..........             8.87        (0.07)         0.25          0.18
Year ended 10/31/03 ..........             7.16        (0.05)         1.76          1.71
Year ended 10/31/02 ..........             9.47        (0.04)        (2.27)        (2.31)
Year ended 10/31/01 ..........            14.09        (0.04)        (3.64)        (3.68)

CLASS B
Year ended 10/31/05 ..........        $    8.44     $  (0.07)     $   1.33      $   1.26
Year ended 10/31/04 ..........             8.33        (0.13)         0.24          0.11
Year ended 10/31/03 ..........             6.76        (0.10)         1.67          1.57
Year ended 10/31/02 ..........             9.02        (0.10)        (2.16)        (2.26)
Year ended 10/31/01 ..........            13.58        (0.12)        (3.50)        (3.62)

CLASS C
Year ended 10/31/05 ..........        $    8.43     $  (0.07)     $   1.33      $   1.26
Year ended 10/31/04 ..........             8.33        (0.13)         0.23          0.10
Year ended 10/31/03 ..........             6.76        (0.10)         1.67          1.57
Year ended 10/31/02 ..........             9.02        (0.10)        (2.16)        (2.26)
Year ended 10/31/01 ..........            13.57        (0.12)        (3.49)        (3.61)

ALGER SMALLCAP GROWTH FUND

CLASS A
Year ended 10/31/05 ..........        $    4.18     $  (0.06)     $   1.09      $   1.03
Year ended 10/31/04 ..........             3.95        (0.06)         0.29          0.23
Year ended 10/31/03 ..........             2.85        (0.05)         1.15          1.10
Year ended 10/31/02 ..........             3.54        (0.05)        (0.64)        (0.69)
Year ended 10/31/01 ..........             8.81        (0.04)        (3.41)        (3.45)

----------------
(i)  Amount was computed based on average shares outstanding during the period.
(ii) Does not reflect the effect of any sales charges.

                                                                                          Ratios/Supplemental Data
                                                                               ---------------------------------------------
                                                                                                      Ratio of
                                                                                 Net        Ratio of    Net
                                                       Net                      Assets,     Expenses  Investment
                                      Distributions   Asset                     End of         to       Income
                                          from        Value,                     Year       Average  (Loss) to    Portfolio
                                       Net Realized   End of        Total       (000's        Net      Average     Turnover
                                           Gains       Year      Return (ii)    omitted)     Assets   Net Assets     Rate
                                      -------------  ---------  -------------   --------    --------  ------------ ---------
ALGER LARGECAP GROWTH FUND (i)

CLASS A
Year ended 10/31/05 ..........        $     --      $   10.48       15.8%       $157,205       1.37%     0.05%      249.17%
Year ended 10/31/04 ..........              --           9.05        2.0         166,720       1.34     (0.72)      191.13
Year ended 10/31/03 ..........              --           8.87       23.9         168,720       1.44     (0.62)      215.81
Year ended 10/31/02 ..........              --           7.16      (24.4)        130,464       1.36     (0.47)      213.97
Year ended 10/31/01 ..........           (0.94)          9.47      (27.4)        230,637       1.26     (0.35)       91.40


CLASS B
Year ended 10/31/05 ..........        $     --      $    9.70       14.9%       $260,786       2.12%    (0.72)%     249.17%
Year ended 10/31/04 ..........              --           8.44        1.3         279,963       2.09     (1.46)      191.13
Year ended 10/31/03 ..........              --           8.33       23.2         350,972       2.20     (1.37)      215.81
Year ended 10/31/02 ..........              --           6.76      (25.1)        323,809       2.11     (1.21)      213.97
Year ended 10/31/01 ..........           (0.94)          9.02      (28.1)        581,770       2.01     (1.09)       91.40


CLASS C
Year ended 10/31/05 ..........        $     --      $    9.69       15.0%       $ 39,620       2.12%    (0.72)%     249.17%
Year ended 10/31/04 ..........              --           8.43        1.2          42,196       2.09     (1.47)      191.13
Year ended 10/31/03 ..........              --           8.33       23.2          41,906       2.19     (1.37)      215.81
Year ended 10/31/02 ..........              --           6.76      (25.1)         34,813       2.11     (1.22)      213.97
Year ended 10/31/01 ..........           (0.94)          9.02      (28.0)         48,918       2.01     (1.10)       91.40


ALGER SMALLCAP GROWTH FUND


CLASS A
Year ended 10/31/05 ..........        $     --      $    5.21       24.6%       $110,329       1.62%    (1.19)%     104.30%
Year ended 10/31/04 ..........              --           4.18        5.8          82,891       1.69     (1.47)      128.79
Year ended 10/31/03 ..........              --           3.95       38.6          73,616       1.79     (1.55)      139.28
Year ended 10/31/02 ..........              --           2.85      (19.5)         46,143       1.75     (1.52)      132.35
Year ended 10/31/01 ..........           (1.82)          3.54      (46.6)         64,164       1.54     (0.95)      195.72

THE ALGER FUNDS
FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING
THROUGHOUT THE YEAR


                                                            Income from
                                                       Investment Operations
                                                     --------------------------
                                                                     Net
                                                                   Realized
                                                                     and
                                       Net Asset        Net       Unrealized      Total       Dividends  Distributions
                                         Value,      Investment      Gain         from        from Net       from
                                       Beginning       Income      (Loss) on    Investment   Investment   Net Realized
                                        of Year     (Loss) (i)    Investments   Operations     Income         Gains
                                       ----------    -----------  ------------- ----------   ----------   -------------
ALGER SMALLCAP GROWTH FUND (CONTINUED)

CLASS B
Year ended 10/31/05 ..........        $    3.88     $  (0.08)     $   1.00      $   0.92     $     --      $     --
Year ended 10/31/04 ..........             3.70        (0.09)         0.27          0.18           --            --
Year ended 10/31/03 ..........             2.68        (0.07)         1.09          1.02           --            --
Year ended 10/31/02 ..........             3.36        (0.07)        (0.61)        (0.68)          --            --
Year ended 10/31/01 ..........             8.52        (0.08)        (3.26)        (3.34)          --         (1.82)

CLASS C
Year ended 10/31/05 ..........        $    3.88     $  (0.09)     $   1.02      $   0.93     $     --      $     --
Year ended 10/31/04 ..........             3.70        (0.09)         0.27          0.18           --            --
Year ended 10/31/03 ..........             2.68        (0.07)         1.09          1.02           --            --
Year ended 10/31/02 ..........             3.36        (0.07)        (0.61)        (0.68)          --            --
Year ended 10/31/01 ..........             8.53        (0.08)        (3.27)        (3.35)          --         (1.82)

ALGER BALANCED FUND

CLASS A
Year ended 10/31/05 ..........        $   18.58     $   0.22      $   1.70      $   1.92     $  (0.21)     $     --
Year ended 10/31/04 ..........            18.29         0.10          0.36          0.46        (0.17)           --
Year ended 10/31/03 ..........            16.02         0.13          2.43          2.56        (0.29)           --
Year ended 10/31/02 ..........            18.67         0.27         (2.48)        (2.21)       (0.44)           --
Year ended 10/31/01 ..........            21.29         0.43         (2.83)        (2.40)       (0.22)           --

CLASS B
Year ended 10/31/05 ..........        $   18.13     $   0.08      $   1.65      $   1.73     $  (0.05)     $     --
Year ended 10/31/04 ..........            17.86        (0.04)         0.34          0.30        (0.03)           --
Year ended 10/31/03 ..........            15.62         0.01          2.39          2.40        (0.16)           --
Year ended 10/31/02 ..........            18.17         0.14         (2.44)        (2.30)       (0.25)           --
Year ended 10/31/01 ..........            20.83         0.27         (2.75)        (2.48)       (0.18)           --

---------------------
(i)  Amount was computed based on average shares outstanding during the period.
(ii) Does not reflect the effect of any sales charges.

                                                                                          Ratios/Supplemental Data
                                                                               ---------------------------------------------
                                                                                                      Ratio of
                                                                                 Net        Ratio of    Net
                                                       Net                      Assets,     Expenses  Investment
                                                      Asset                     End of         to       Income
                                                      Value,                     Year       Average  (Loss) to    Portfolio
                                          Total       End of        Total       (000's        Net      Average     Turnover
                                      Distributions    Year      Return (ii)    omitted)     Assets   Net Assets     Rate
                                      -------------  ---------  -------------   --------    --------  ------------ ---------
ALGER SMALLCAP GROWTH FUND (CONTINUED)

CLASS B
Year ended 10/31/05 ..........        $     --      $    4.80       23.7%       $ 61,499      2.36%      (1.94)%    104.30%
Year ended 10/31/04 ..........              --           3.88        4.9          70,304      2.43       (2.21)     128.79
Year ended 10/31/03 ..........              --           3.70       38.1          94,241      2.57       (2.32)     139.28
Year ended 10/31/02 ..........              --           2.68      (20.2)         81,758      2.49       (2.27)     132.35
Year ended 10/31/01 ..........           (1.82)          3.36      (47.0)        130,559      2.28       (1.66)     195.72

CLASS C
Year ended 10/31/05 ..........        $     --      $    4.81       24.0%       $  5,106      2.37%      (1.95)%    104.30%
Year ended 10/31/04 ..........              --           3.88        4.9           4,669      2.44       (2.21)     128.79
Year ended 10/31/03 ..........              --           3.70       38.1           4,999      2.56       (2.32)     139.28
Year ended 10/31/02 ..........              --           2.68      (20.2)          3,209      2.49       (2.27)     132.35
Year ended 10/31/01 ..........           (1.82)          3.36      (47.0)          4,234      2.28       (1.66)     195.72

ALGER BALANCED FUND

CLASS A
Year ended 10/31/05 ..........        $  (0.21)     $   20.29       10.4%       $ 53,415      1.31%       1.15%     218.75%
Year ended 10/31/04 ..........           (0.17)         18.58        2.5          68,646      1.26        0.52      167.72
Year ended 10/31/03 ..........           (0.29)         18.29       16.3          79,387      1.31        0.80      174.97
Year ended 10/31/02 ..........           (0.44)         16.02      (12.2)         78,167      1.28        1.53      203.96
Year ended 10/31/01 ..........           (0.22)         18.67      (11.3)        101,440      1.20        2.15       74.15

CLASS B
Year ended 10/31/05 ..........        $  (0,05)     $   19.81        9.6%       $ 86,647      2.06%       0.41%     218.75%
Year ended 10/31/04 ..........           (0.03)         18.13        1.7         114,387      2.01       (0.23)     167.72
Year ended 10/31/03 ..........           (0.16)         17.86       15.5         143,765      2.06        0.05      174.97
Year ended 10/31/02 ..........           (0.25)         15.62      (12.9)        137,070      2.03        0.78      203.96
Year ended 10/31/01 ..........           (0.18)         18.17      (12.0)        158,766      1.95        1.40       74.15

THE ALGER FUNDS
FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING
THROUGHOUT THE YEAR

                                                            Income from
                                                       Investment Operations
                                                     --------------------------
                                                                     Net
                                                                   Realized
                                                                     and
                                       Net Asset        Net       Unrealized      Total       Dividends  Distributions
                                         Value,      Investment      Gain         from        from Net       from
                                       Beginning       Income      (Loss) on    Investment   Investment   Net Realized
                                        of Year     (Loss) (i)    Investments   Operations     Income         Gains
                                       ----------    -----------  ------------- ----------   ----------   ------------
ALGER BALANCED FUND (CONTINUED)

CLASS C
Year ended 10/31/05 ...........        $   18.21     $   0.08      $   1.66      $   1.74      $  (0.05)     $     --
Year ended 10/31/04 ...........            17.93        (0.04)         0.35          0.31         (0.03)           --
Year ended 10/31/03 ...........            15.68         0.01          2.39          2.40         (0.15)           --
Year ended 10/31/02 ...........            18.24         0.14         (2.45)        (2.31)        (0.25)           --
Year ended 10/31/01 ...........            20.90         0.27         (2.75)        (2.48)        (0.18)           --

ALGER MIDCAP GROWTH FUND

CLASS A
Year ended 10/31/05 ...........        $    7.89     $  (0.08)     $   1.34                    $   1.26      $     --
Year ended 10/31/04 ...........             7.57        (0.08)         0.40          0.32            --            --
Year ended 10/31/03 ...........             5.48        (0.07)         2.16          2.09            --            --
Year ended 10/31/02 ...........             6.92        (0.07)        (1.37)        (1.44)           --            --
Year ended 10/31/01 ...........            10.17        (0.06)        (2.01)        (2.07)           --         (1.18)

CLASS B
Year ended 10/31/05 ...........        $    7.33     $  (0.14)     $   1.24                    $   1.10      $     --
Year ended 10/31/04 ...........             7.08        (0.13)         0.38          0.25            --            --
Year ended 10/31/03 ...........             5.17        (0.11)         2.02          1.91            --            --
Year ended 10/31/02 ...........             6.58        (0.11)        (1.30)        (1.41)           --            --
Year ended 10/31/01 ...........             9.79        (0.11)        (1.92)        (2.03)           --         (1.18)

CLASS C
Year ended 10/31/05 ...........        $    7.31     $  (0.14)     $   1.24      $   1.10      $   1.10      $     --
Year ended 10/31/04 ...........             7.06        (0.13)         0.38          0.25            --            --
Year ended 10/31/03 ...........             5.16        (0.11)         2.01          1.90            --            --
Year ended 10/31/02 ...........             6.56        (0.11)        (1.29)        (1.40)           --            --
Year ended 10/31/01 ...........             9.77        (0.11)        (1.92)        (2.03)           --         (1.18)

----------------
(i)  Amount was computed based on average shares outstanding during the period.
(ii) Does not reflect the effect of any sales charges.

                                                                                          Ratios/Supplemental Data
                                                                               ---------------------------------------------
                                                                                                      Ratio of
                                                                                 Net        Ratio of    Net
                                                       Net                      Assets,     Expenses  Investment
                                                      Asset                     End of         to       Income
                                                      Value,                     Year       Average  (Loss) to    Portfolio
                                          Total       End of        Total       (000's        Net      Average     Turnover
                                      Distributions    Year      Return (ii)    omitted)     Assets   Net Assets     Rate
                                      -------------  ---------  -------------   --------    --------  ------------ ---------
ALGER BALANCED FUND (CONTINUED)

CLASS C
Year ended 10/31/05 ...........       $  (0.05)     $   19.90         9.5%       $ 25,421      2.06%      0.42%     218.75%
Year ended 10/31/04 ...........          (0.03)         18.21         1.7          34,840      2.01      (0.23)     167.72
Year ended 10/31/03 ...........          (0.15)         17.93        15.4          44,801      2.06       0.05      174.97
Year ended 10/31/02 ...........          (0.25)         15.68       (12.9)         45,516      2.03       0.78      203.96
Year ended 10/31/01 ...........          (0.18)         18.24       (12.0)         57,193      1.95       1.40       74.15

ALGER MIDCAP GROWTH FUND

CLASS A
Year ended 10/31/05 ...........       $     --      $    9.15        16.0%       $318,423      1.36%     (0.96)%    239.32%
Year ended 10/31/04 ...........             --           7.89         4.2         276,076      1.34      (1.08)     210.18
Year ended 10/31/03 ...........             --           7.57        38.1         231,711      1.45      (1.16)     238.17
Year ended 10/31/02 ...........             --           5.48       (20.8)        133,113      1.41      (1.05)     324.69
Year ended 10/31/01 ...........          (1.18)          6.92       (21.9)        154,412      1.31      (0.77)     115.45

CLASS B
Year ended 10/31/05 ...........       $     --      $    8.43        15.0%       $260,986      2.11%     (1.71)%    239.32%
Year ended 10/31/04 ...........             --           7.33         3.5         276,982      2.09      (1.83)     210.18
Year ended 10/31/03 ...........             --           7.08        36.9         326,015      2.20      (1.92)     238.17
Year ended 10/31/02 ...........             --           5.17       (21.4)        247,201      2.15      (1.80)     324.69
Year ended 10/31/01 ...........          (1.18)          6.58       (22.4)        426,699      2.06      (1.49)     115.45

CLASS C
Year ended 10/31/05 ...........       $     --      $    8.41        15.1%       $ 72,985      2.11%     (1.71)%    239.32%
Year ended 10/31/04 ...........             --           7.31         3.5          70,677      2.09      (1.83)     210.18
Year ended 10/31/03 ...........             --           7.06        36.8          62,627      2.20      (1.92)     238.17
Year ended 10/31/02 ...........             --           5.16       (21.3)         46,238      2.16      (1.80)     324.69
Year ended 10/31/01 ...........          (1.18)          6.56       (22.4)         53,592      2.06      (1.51)     115.45

THE ALGER FUNDS
FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING
THROUGHOUT THE PERIOD

                                                            Income from
                                                       Investment Operations
                                                     --------------------------
                                                                     Net
                                                                   Realized
                                                                     and
                                       Net Asset                   Unrealized     Total
                                         Value,         Net          Gain         from
                                       Beginning     Investment    (Loss) on    Investment
                                       of Period     (Loss) (i)   Investments   Operations
                                       ----------    -----------  ------------- ----------
ALGER CAPITAL APPRECIATION FUND

CLASS A
Year ended 10/31/05 .............     $    7.71     $  (0.04)     $   1.60      $   1.56
Year ended 10/31/04 .............          7.74        (0.10)         0.07         (0.03)
Year ended 10/31/03 .............          6.23        (0.07)         1.58          1.51
Year ended 10/31/02 .............          8.21        (0.08)        (1.90)        (1.98)
Year ended 10/31/01 .............         13.54        (0.05)        (4.80)        (4.85)

CLASS B
Year ended 10/31/05 .............     $    7.23     $  (0.09)     $   1.48      $   1.39
Year ended 10/31/04 .............          7.31        (0.15)         0.07         (0.08)
Year ended 10/31/03 .............          5.93        (0.11)         1.49          1.38
Year ended 10/31/02 .............          7.88        (0.14)        (1.81)        (1.95)
Year ended 10/31/01 .............         13.09        (0.12)        (4.61)        (4.73)

CLASS C
Year ended 10/31/05 .............     $    7.22     $  (0.09)     $   1.48      $   1.39
Year ended 10/31/04 .............          7.31        (0.10)         0.01         (0.09)
Year ended 10/31/03 .............          5.93        (0.11)         1.49          1.38
Year ended 10/31/02 .............          7.87        (0.14)        (1.80)        (1.94)
Year ended 10/31/01 .............         13.09        (0.12)        (4.62)        (4.74)

ALGER HEALTH SCIENCES FUND

CLASS A
Year ended 10/31/05 .............     $   13.29     $  (0.11)     $   3.76      $   3.65
Year ended 10/31/04 .............         11.91        (0.14)         1.75          1.61
Year ended 10/31/03 .............          9.29        (0.20)         2.82          2.62
From 5/1/02 (commencement of
  operations) to 10/31/2002 (iii)         10.00        (0.06)        (0.65)        (0.71)

----------------
(i)   Amount was computed based on average shares outstanding during the period.
(ii)  Does not reflect the effect of any sales charges.
(iii) Ratios have been annualized; total return has not been annualized.
(iv)  Amount has been reduced by 0.14% due to expense reimbursements.
(v)   Amount has been reduced by 0.03% due to expense reimbursements.

                                                                                          Ratios/Supplemental Data
                                                                               ---------------------------------------------
                                                                                 Net        Ratio of  Ratio of
                                                       Net                      Assets,     Expenses     Net
                                      Distributions   Asset                     End of         to     Investment
                                          from        Value,                     Year       Average    Loss to    Portfolio
                                       Net Realized   End of        Total       (000's        Net      Average     Turnover
                                           Gains       Year      Return (ii)    omitted)     Assets   Net Assets     Rate
                                      -------------  ---------  -------------   --------    --------  ------------ ---------
ALGER CAPITAL APPRECIATION FUND

CLASS A
Year ended 10/31/05 .............     $      --     $     9.27       20.2%     $ 128,816       1.63%     (0.44)%    144.61%
Year ended 10/31/04 .............            --           7.71       (0.4)       121,341       1.58      (1.23)     157.23
Year ended 10/31/03 .............            --           7.74       24.2        112,031       1.70      (1.06)     202.81
Year ended 10/31/02 .............            --           6.23      (24.1)        97,962       1.53      (1.06)     174.83
Year ended 10/31/01 .............         (0.48)          8.21      (36.8)       179,365       1.40      (0.46)     102.58

CLASS B
Year ended 10/31/05 .............     $      --     $     8.62       19.2%     $ 192,976       2.37%     (1.15)%    144.61%
Year ended 10/31/04 .............            --           7.23       (1.1)       228,646       2.33      (1.97)     157.23
Year ended 10/31/03 .............            --           7.31       23.3        324,292       2.45      (1.82)     202.81
Year ended 10/31/02 .............            --           5.93      (24.8)       342,592       2.28      (1.82)     174.83
Year ended 10/31/01 .............         (0.48)          7.88      (37.2)       572,068       2.15      (1.20)     102.58

CLASS C
Year ended 10/31/05 .............     $      --     $     8.61       19.3%     $  33,643       2.37%     (1.13)%    144.61%
Year ended 10/31/04 .............            --           7.22       (1.2)        41,595       2.33      (1.98)     157.23
Year ended 10/31/03 .............            --           7.31       23.3         54,273       2.45      (1.81)     202.81
Year ended 10/31/02 .............            --           5.93      (24.7)        53,936       2.28      (1.82)     174.83
Year ended 10/31/01 .............         (0.48)          7.87      (37.2)        96,451       2.15      (1.20)     102.58

ALGER HEALTH SCIENCES FUND

CLASS A
Year ended 10/31/05 .............     $  (0.70)     $    16.24       28.3%     $  50,581       1.50%(v)  (0.77)%    127.78%
Year ended 10/31/04 .............        (0.23)          13.29       13.7         15,106       1.55(iv)  (1.04)     202.79
Year ended 10/31/03 .............           --           11.91       28.2          8,594       2.36      (1.80)     246.96
From 5/1/02 (commencement of
  operations) to 10/31/2002 (iii)           --            9.29       (7.1)           712       2.15      (1.43)     135.82

THE ALGER FUNDS
FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING
THROUGHOUT THE PERIOD

                                                                   Income from
                                                              Investment Operations
                                                            --------------------------
                                                                            Net
                                                                          Realized
                                                                            and
                                              Net Asset                   Unrealized     Total
                                                Value,         Net          Gain         from
                                              Beginning     Investment    (Loss) on    Investment
                                              of Period     (Loss) (i)   Investments   Operations
                                              ----------    -----------  ------------- ----------
ALGER HEALTH SCIENCES FUND (CONTINUED)

CLASS B
Year ended 10/31/05 ..................       $   13.05     $  (0.22)     $   3.70      $   3.48
Year ended 10/31/04 ..................           11.78        (0.24)         1.74          1.50
Year ended 10/31/03 ..................            9.26        (0.28)         2.80          2.52
From 5/1/02 (commencement of
  operations) to 10/31/2002 (iii) ....           10.00        (0.10)        (0.64)        (0.74)

CLASS C
Year ended 10/31/05 ..................       $   13.05     $  (0.22)     $   3.69      $   3.47
Year ended 10/31/04 ..................           11.78        (0.24)         1.74          1.50
Year ended 10/31/03 ..................            9.26        (0.29)         2.81          2.52
From 5/1/02 (commencement of
  operations) to 10/31/2002 (iii) ....           10.00        (0.10)        (0.64)        (0.74)

ALGER SMALLCAP AND MIDCAP GROWTH FUND

CLASS A
Year ended 10/31/05 ..................       $   10.46     $  (0.13)     $   2.71      $   2.58
Year ended 10/31/04 ..................            9.97        (0.13)         0.62          0.49
Year ended 10/31/03 ..................            7.65        (0.09)         2.41          2.32
From 5/8/02 (commencement of
  operations) to 10/31/2002 (iii) ....           10.00        (0.01)        (2.34)        (2.35)

CLASS B
Year ended 10/31/05 ..................       $   10.27     $  (0.20)     $   2.66      $   2.46
Year ended 10/31/04 ..................            9.87        (0.20)         0.60          0.40
Year ended 10/31/03 ..................            7.63        (0.16)         2.40          2.24
From 5/8/02 (commencement of
  operations) to 10/31/2002 (iii) ....           10.00        (0.09)        (2.28)        (2.37)

CLASS C
Year ended 10/31/05 ..................       $   10.27     $  (0.20)     $   2.66      $   2.46
Year ended 10/31/04 ..................            9.86        (0.20)         0.61          0.41
Year ended 10/31/03 ..................            7.63        (0.16)         2.39          2.23
From 5/8/02 (commencement of
  operations) to 10/31/2002 (iii) ....           10.00        (0.09)        (2.28)        (2.37)

---------------
(i)   Amount was computed based on average shares outstanding during the period.
(ii)  Does not reflect the effect of any sales charges.
(iii) Ratios  have been annualized;  total return has not been  annualized.
(iv)  Amount has been reduced by 0.14% due to expense reimbursement.
(v)   Amount has been reduced by 0.15% due to expense reimbursement.

                                                                                             Ratios/Supplemental Data
                                                                                  ---------------------------------------------
                                                                                    Net        Ratio of  Ratio of
                                                          Net                      Assets,     Expenses     Net
                                            Dividends    Asset                     End of         to     Investment
                                             from        Value,                    Period       Average    Loss to    Portfolio
                                          Net Realized   End of       Total        (000's        Net      Average     Turnover
                                              Gains      Period     Return (ii)    omitted)     Assets   Net Assets     Rate
                                         -------------  ---------  -------------   --------    --------  ------------ ---------
ALGER HEALTH SCIENCES FUND (CONTINUED)

CLASS B
Year ended 10/31/05 ..................    $  (0.70)     $   15.83       27.5%       $16,244    2.25%(vi)   (1.52)%      127.78%
Year ended 10/31/04 ..................       (0.23)         13.05       12.9          7,939    2.29(iv)    (1.78)       202.79
Year ended 10/31/03 ..................          --          11.78       27.2          3,620    3.22        (2.63)       246.96
From 5/1/02 (commencement of
  operations) to 10/31/2002 (iii) ....          --           9.26       (7.4)           325    2.91        (2.18)       135.82

CLASS C
Year ended 10/31/05 ..................    $  (0.70)     $   15.82       27.4%       $25,251    2.25%(vii)  (1.52)%      127.78%
Year ended 10/31/04 ..................       (0.23)         13.05       12.9          3,740    2.29(v)     (1.78)       202.79
Year ended 10/31/03 ..................          --          11.78       27.2          1,357    3.30        (2.69)       246.96
From 5/1/02 (commencement of
  operations) to 10/31/2002 (iii) ....          --           9.26       (7.4)           309    2.90        (2.17)       135.82

ALGER SMALLCAP AND MIDCAP GROWTH FUND

CLASS A
Year ended 10/31/05 ..................    $  (0.81)     $   12.23       25.7%       $14,389    1.50%(viii) (1.13)%       80.54%
Year ended 10/31/04 ..................          --          10.46        4.9         10,827    1.53(iv)    (1.21)       101.16
Year ended 10/31/03 ..................          --           9.97       30.3          9,932    1.58        (1.06)        83.67
From 5/8/02 (commencement of
  operations) to 10/31/2002 (iii) ....          --           7.65      (23.5)         7,775    1.89        (1.57)        34.09

CLASS B
Year ended 10/31/05 ..................    $  (0.81)     $   11.92       25.0%       $ 3,262    2.25%(viii) (1.88)%       80.54%
Year ended 10/31/04 ..................          --          10.27        4.1          2,291    2.27(v)     (1.95)       101.16
Year ended 10/31/03 ..................          --           9.87       29.4          1,205    2.37        (1.87)        83.67
From 5/8/02 (commencement of
  operations) to 10/31/2002 (iii) ....          --           7.63      (23.7)           269    2.64        (2.32)        34.09

CLASS C
Year ended 10/31/05 ..................    $  (0.81)     $   11.92       25.0%       $ 1,960    2.25%(ix)   (1.88)%       80.54%
Year ended 10/31/04 ..................          --          10.27        4.2          1,345    2.28(v)     (1.95)       101.16
Year ended 10/31/03 ..................          --           9.86       29.2            969    2.38        (1.86)        83.67
From 5/8/02 (commencement of
  operations) to 10/31/2002 (iii) ....          --           7.63      (23.7)           254    2.64        (2.32)        34.09


(vi)   Amount has been reduced by 0.02% due to expense reimbursements.
(vii)  Amount has been reduced by 0.04% due to expense reimbursements.
(viii) Amount has been reduced by 0.17% due to expense reimbursement.
(ix)   Amount has been reduced by 0.16% due to expense reimbursement.

THE ALGER FUNDS
FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING
THROUGHOUT THE YEAR
                                        Income from
                                    Investment Operations
                                 ---------------------------


                                                                       Net
                            Net Asset                   Dividends      Asset
                             Value,          Net        from Net      Value,
                           Beginning     Investment    Investment     End of
                             of Year       Income        Income        Year
                            ---------    -----------  -------------  ---------
ALGER MONEY MARKET FUND
Year ended 10/31/05 ....     $1.0000       $0.0188      $(0.0188)      $1.0000
Year ended 10/31/04 ....      1.0000        0.0039       (0.0039)       1.0000
Year ended 10/31/03 ....      1.0000        0.0033       (0.0033)       1.0000
Year ended 10/31/02 ....      1.0000        0.0097       (0.0097)       1.0000
Year ended 10/31/01 ....      1.0000        0.0387       (0.0387)       1.0000

                                            Ratios/Supplemental Data
                               ------------------------------------------------
                                                                   Ratio of
                                            Net        Ratio of       Net
                                           Assets,     Expenses    Investment
                                           End of         to        Income
                                            Year        Average       to
                                 Total     (000's        Net        Average
                                Return     omitted)     Assets     Net Assets
                               --------   ----------   ---------  -------------
ALGER MONEY MARKET FUND
Year ended 10/31/05 ....          1.9%    $ 61,570       0.90%        1.84%
Year ended 10/31/04 ....          0.4       80,528       0.77         0.37
Year ended 10/31/03 ....          0.3      115,935       0.82         0.34
Year ended 10/31/02 ....          1.0      330,213       0.79         0.99
Year ended 10/31/01 ....          3.9      402,515       0.71         3.88

FOR FUND INFORMATION:

BY TELEPHONE:     (800) 992-3863

BY MAIL:          Boston Financial Data Services, Inc.
                  Attn: The Alger Funds
                  P.O. Box 8480
                  Boston, MA 02266-8480

BY INTERNET:      Text versions of Fund documents can be downloaded
                  from the following sources:

               o  THE FUNDS: http://www.alger.com

               o  SEC (EDGAR data base): http://www.sec.gov

STATEMENT OF ADDITIONAL INFORMATION

For more detailed information about the Funds and their policies, please read the Statement of Additional Information, which is incorporated by reference into (is legally made a part of) this Prospectus. You can get a free copy of the Statement of Additional Information by calling the Funds' toll-free number, at the Funds' website at http://www.alger.com or by writing to the address above. The Statement of Additional Information is on file with the Securities and Exchange Commission.

ANNUAL AND SEMI-ANNUAL REPORTS

Additional information about the Funds' investments is available in the Funds' annual and semi-annual reports to shareholders. In the Funds' annual report you will find a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during the period covered by the report. You can receive free copies of these reports by calling the Funds' toll-free number, at the Funds' website at http://www.alger.com or by writing to the address above. Another way you can review and copy Fund documents is by visiting the SEC's Public Reference Room in Washington, DC. Copies can also be obtained, for a duplicating fee, by E-mail request to publicinfo@sec.gov or by writing to the SEC's Public Reference Section, Washington, DC 20549-0102. Information on the operation of the Public Reference Room is available by calling 1-202-942-8090.

QUARTERLY FUND HOLDINGS

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarter of each fiscal year on Form N-Q. Forms N-Q are available online on the Funds' website at http://www.alger.com or on the SEC's website at http://www.sec.gov. The Funds' Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330. A copy of the most recent quarterly holdings may also be obtained from the Funds by calling (800) 992-3362.

ALGER ELECTRONIC DELIVERY SERVICE

The Funds provide you with an enhancement of your ability to access Fund documents online. When Fund documents such as prospectuses and annual and semi-annual reports are available, you will be sent an e-mail notification with a link that will take you directly to the Fund information on the Funds' website. To sign up for this free service, enroll at www.icsdelivery.com/alger.

DISTRIBUTOR: FRED ALGER & COMPANY, INCORPORATED

The Alger Funds

SEC File #811-1355

NOTES:






                       THIS IS NOT PART OF THE PROSPECTUS.

NOTES:









                       THIS IS NOT PART OF THE PROSPECTUS.

NOTES:









                       THIS IS NOT PART OF THE PROSPECTUS.

NOTES:










                       THIS IS NOT PART OF THE PROSPECTUS.

NOTES:









                       THIS IS NOT PART OF THE PROSPECTUS.

NOTES:









                       THIS IS NOT PART OF THE PROSPECTUS.

FRED ALGER & COMPANY, INCORPORATED PRIVACY POLICY

YOUR PRIVACY IS OUR PRIORITY

At Fred Alger & Company, Incorporated ("Alger") we value the confidence you have placed in us. In trusting us with your assets, you provide us with personal and financial data. Alger is committed to maintaining the confidentiality of the personal nonpublic information ("personal information") entrusted to us by our customers. Your privacy is very important to us, and we are dedicated to safeguarding your personal information as we serve your financial needs.

OUR PRIVACY POLICY

We believe you should know about Alger's Privacy Policy and how we collect and protect your personal information. This Privacy Policy ("Policy") describes our practices and policy for collecting, sharing and protecting the personal information of our prospective, current and former customers. The Policy is applicable to Alger and its affiliates, Fred Alger Management, Inc., Alger National Trust Company and Alger Shareholder Services, Inc. as well as the following funds: The Alger Funds, The Alger Institutional Funds, The Alger American Fund, The China-U.S. Growth Fund, Spectra Fund, and Castle Convertible Fund, Inc. We are proud of our Policy and hope you will take a moment to read about it.

INFORMATION WE COLLECT

The type of personal information we collect and use varies depending on the Alger products or services you select.

We collect personal information that enables us to serve your financial needs, develop and offer new products and services, and fulfill legal and regulatory requirements. Depending on the products or services you request, we obtain personal information about you from the following sources:

o Information, such as your name, address and social security number, provided on applications and other forms we receive from you or your representative;

o Information from your communications with Alger employees or from your representative, which may be provided to us by telephone, in writing or through Internet transactions; and

o Information about your transactions, such as the purchase and redemption of fund shares, account balances and parties to the transactions, which we receive from our affiliates or other third parties.

SHARING OF PERSONAL INFORMATION

We may share your personal information with our affiliates so that they may process and service your transactions.

However, Alger never sells customer lists to any third party. Further, we do not disclose personal information to nonaffiliated third parties, except as required by law or as permitted by law to service your account, such as follows:

o To third-party service providers that assist us in servicing your accounts (e.g. securities clearinghouses);

o To governmental agencies and law enforcement officials (e.g. valid subpoenas, court orders); and

o  To financial  institutions that perform  marketing  services on our behalf or
   with  whom  we  have  joint   marketing   agreements  that  provide  for  the
   confidentiality of personal information.

OUR SECURITY PRACTICES

We protect your personal information by maintaining physical, electronic and procedural safeguards. When you visit Alger's Internet sites your information is protected by our systems that utilize 128-bit data encryption, Secure Socket Layer (SSL) protocol, user names, passwords and other precautions. We have implemented safeguards to ensure that access to customer information is limited to employees, such as customer service representatives, who require such information to carry out their job responsibilities. Our employees are aware of their strict responsibility to respect the confidentiality of your personal information.

Thank you for choosing to invest with Alger. We value your relationship with us and assure you we will abide by our policy to protect your information.




              THIS POLICY STATEMENT IS NOT PART OF THE PROSPECTUS.

[ALGER LOGO]









THIS IS NOT PART OF THE PROSPECTUS.
PA

[ALGER LOGO]   Boston Financial Data Services, Inc.
               Attn: The Alger Funds
               P.O. Box 8480
               Boston, MA 02266-8480

















THIS IS NOT PART OF THE PROSPECTUS.
PA

STATEMENT OF                                                       MARCH 1, 2006
ADDITIONAL INFORMATION
-----------------------
                                THE ALGER FUNDS
================================================================================
     The Alger Funds (the "Trust") is a Massachusetts business trust, registered with the Securities and Exchange Commission (the "SEC") as an investment company, that offers interests in the following ten Funds:

                          * Alger LargeCap Growth Fund
                          * Alger MidCap Growth Fund
                          * Alger SmallCap Growth Fund
                          * Alger Capital Appreciation Fund
                          * Alger SmallCap and MidCap Growth Fund
                          * Alger Health Sciences Fund
                          * Alger Technology Fund
                          * Alger Core Fixed-Income Fund
                          * Alger Balanced Fund
                          * Alger Money Market Fund

     With the exception of the Alger Money Market Fund, each Fund offers three classes of shares, each with a different combination of sales charges, ongoing fees and other features.

     The Trust's financial statements for the year ended October 31, 2005 are contained in its annual report to shareholders and are incorporated by reference into this Statement of Additional Information.

     This Statement of Additional Information is not a Prospectus. This document contains additional information about the Funds and supplements information in the Prospectus dated March 1, 2006 for the Funds. It should be read together with a Prospectus which may be obtained free of charge by writing the Trust c/o Boston Financial Data Services, Inc., Attn: The Alger Funds, P.O. Box 8480, Boston, MA 02266-8480, or calling (800) 992-3863, or at the Trust's website at HTTP://WWW.ALGER.COM.

                                    CONTENTS
The Funds .................................................................    2
Investment Strategies and Policies ........................................    4
Net Asset Value ...........................................................   16
Classes of Shares .........................................................   17
Purchases .................................................................   18
Redemptions ...............................................................   22
Exchanges and Conversions .................................................   25
Management ................................................................   26
Code of Ethics ............................................................   32
Taxes .....................................................................   32
Dividends .................................................................   33
Custodian and Transfer Agent ..............................................   33
Certain Shareholders ......................................................   34
Organization ..............................................................   35
Proxy Voting Policies and Procedures ......................................   36
In General ................................................................   37
Financial Statements ......................................................   38
Appendix ..................................................................  A-1

                                 [LOGO OMITTED]

THE FUNDS
ALGER LARGECAP GROWTH FUND
Under normal circumstances, the Fund invests at least 80% of its net assets in equity securities of companies that, at the time of purchase of the securities, have a market capitalization equal to or greater than the market capitalization of companies included in the Russell 1000 Growth Index, as reported by the index as of the most recent quarter-end. This index is designed to track the performance of large-capitalization growth stocks. The Fund will not change this policy without 60 days notice to shareholders.

ALGER MIDCAP GROWTH FUND
Under normal circumstances, the Fund invests at least 80% of its net assets in equity securities of companies that, at the time of purchase of the securities, have total market capitalization within the range of companies included in the Russell Midcap Growth Index or the S&P MidCap 400 Index, as reported by the indexes as of the most recent quarter-end. The Fund will not change this policy without 60 days notice to shareholders. Both indexes are designed to track the performance of medium capitalization stocks.

ALGER SMALLCAP GROWTH FUND
Under normal circumstances, the Fund invests at least 80% of its net assets in equity securities of companies that, at the time of purchase of the securities, have total market capitalization within the range of companies included in the Russell 2000 Growth Index or the S&P SmallCap 600 Index, as reported by the indexes as of the most recent quarter-end. Both indexes are broad indexes of small capitalization stocks. The Fund will not change this policy without 60 days notice to shareholders.

ALGER CAPITAL APPRECIATION FUND
Except during temporary defensive periods, the Fund invests at least 85% of its net assets plus any borrowings for investment purposes in equity securities of companies of any market capitalization. The Fund will not change this policy without 60 days notice to shareholders.

ALGER SMALLCAP AND MIDCAP GROWTH FUND
Under normal circumstances, the Fund invests at least 80% of its net assets plus any borrowings for investment purposes in equity securities of small and midsized companies. This policy will not be changed without 60 days notice to shareholders. Smallcap or midcap companies are companies that, at the time of purchase, have total market capitalization within the range of companies included in the Russell 2000 Growth Index or S&P SmallCap 600 Index, or the Russell Midcap Growth Index or S&P MidCap 400 Index, respectively, as reported by the indexes as of the most recent quarter-end.

ALGER HEALTH SCIENCES FUND
Under normal circumstances, the Fund invests at least 80% of its net assets plus any borrowings for investment purposes in equity securities of companies of any size that are engaged in the health sciences sector. The Fund will not change this policy without 60 days notice to shareholders. A company will be considered to be engaged in the health sciences sector if it derives at least 50% of its earnings or revenues from, or devotes at least 50% of its assets to, activities in any area of the health sciences sector, including health care services, pharmaceuticals, medical equipment and supplies and applied research and development.

ALGER TECHNOLOGY FUND
Under normal circumstances, the Fund invests at least 80% of its net assets plus any borrowings for investment purposes in equity securities of companies of any size that that are engaged in the technology sector. A company will be considered to be engaged in the technology sector if it derives at least 50% of its earnings or revenues from, or devotes at least 50% of its assets to, activities in any area of the technology sector, including computers, semiconductors, electronics, communications, health care and biotechnology.The Fund will not change this policy without 60 days notice to shareholders.

ALGER CORE FIXED-INCOME FUND
Under normal circumstances, the Fund invests at least 80% of its net assets in bonds and other fixed-income securities. The Fund will not change this policy without 60 days notice to shareholders. These instruments will include corporate bonds, debentures and notes, U.S. Government securities, securities of foreign governments and supranational organizations, mortgage-backed securities, and asset-backed securities. The Fund may also invest in derivative instruments creating exposure to such fixed-income securities. Most of the Fund's fixed-income investments will be concentrated within the four highest rating categories as determined by one of the nationally recognized statistical rating organizations ("NRSROs") or, if unrated, will have been determined to be of comparable quality by Fred Alger Management, Inc. ("Alger Management"), the Fund's investment manager). The Fund also may invest up to 10% of its net assets in lower-rated securities rated "B" (or the equivalent) or better by any one of those rating agencies (or, if unrated, determined to be of comparable quality by Alger Management).

ALGER BALANCED FUND
The Fund invests based on combined considerations of risk, income, capital appreciation and protection of capital value. Under normal circumstances, the Fund invests in common stocks, securities convertible into common stocks, and fixed-income securities, which may include corporate bonds, debentures and notes, U.S. government securities, mortgage-backed and asset-backed securities, commercial paper, preferred stock, and other fixed-income securities. Most of the Fund's fixed-income investments will be concentrated within the four highest rating categories by an NRSRO or, if unrated, will have been determined to be of comparable quality by Alger Management. The Fund also may invest up to 10% of its net assets in lower-rated securities rated "B" (or the equivalent) or better by any of those rating agencies or, if unrated, determined to be of comparable quality by Alger Management. Under normal circumstances, the Fund will invest at least 25% of its net assets in fixed-income securities and at least 25% of its net assets in equity securities.

The Fund may invest up to 35% of its total assets in money market instruments and repurchase agreements and in excess of that amount (up to 100% of its assets) during temporary defensive periods.

ALGER MONEY MARKET FUND
The Fund may invest in "money market" instruments, including certificates of deposit, time deposits and bankers' acceptances; U.S. Government securities; corporate bonds having less than 397 days remaining to maturity; and commercial paper, including variable rate master demand notes. The Fund may also enter into repurchase agreements, reverse repurchase agreements and firm commitment agreements.

The Fund will invest at least 95% of its total assets in money market securities which are rated within the highest credit category assigned by at least two NRSROs (or one NRSRO if the security is rated by only one) and will only invest in money market securities rated at the time of purchase within the two highest credit categories or, if not rated, of equivalent investment quality as determined by Alger Management. Alger Management subjects all securities eligible for investment to its own credit analysis and considers all securities purchased by the Fund to present minimal credit risks. Normally, the Fund will invest a substantial portion of its assets in U.S. Government securities.

The Fund has a policy of maintaining a stable net asset value of $1.00. This policy has been maintained since its inception; however, the $1.00 price is not guaranteed or insured, nor is its yield fixed. The Fund generally purchases securities which mature in 13 months or less. The average maturity of the Fund will not be greater than 90 days.

ALGER SMALLCAP AND MIDCAP GROWTH FUND, ALGER CAPITAL APPRECIATION FUND, ALGER HEALTH SCIENCES FUND AND ALGER TECHNOLOGY FUND
These Funds may enter into futures contracts on stock indexes and purchase and sell call and put options on these futures contracts. These Funds may also borrow money (leverage) for the purchase of additional securities. These Funds may borrow only from banks and may not borrow in excess of one-third of the market value of total Fund assets, less liabilities other than such borrowing. These practices are deemed to be speculative and may cause the net asset value of these Funds to be more volatile than the net asset value of a fund that does not engage in these activities.

IN GENERAL
All of the Funds other than the Alger Money Market Fund, the Alger Core Fixed-Income Fund and the fixed-income portion of Alger Balanced Fund seek to achieve their objectives by investing in equity securities, such as common or preferred stocks, or securities convertible into or exchangeable for equity securities, including warrants and rights. The Funds will invest primarily in companies whose securities are traded on domestic stock exchanges or in the over-the-counter market. These companies may be in the developmental stage, may be older companies that appear to be entering a new stage of growth progress owing to factors such as management changes or development of new technology, products or markets, or may be companies providing products or services with a high unit-volume growth rate. All Funds (other than Alger Money Market Fund) may purchase put and call options and sell (write) covered call and put options on securities and securities indexes to increase gain and to hedge against the risk of unfavorable price movements.

In order to afford the Funds the flexibility to take advantage of new opportunities for investments in accordance with their investment objectives and to meet redemptions, they may hold up to 15% of their net assets (35% of net assets, in the case of Alger Balanced Fund) in money market instruments and repurchase agreements and in excess of that amount (up to 100% of their assets) during temporary defensive periods, explained further below. This amount may be higher than that maintained by other funds with similar investment objectives.

There is no guarantee that any Fund's objectives will be achieved.

TEMPORARY DEFENSIVE AND INTERIM INVESTMENTS
When market conditions are unstable, or the Manager believes it is otherwise appropriate to reduce holdings in stocks, the Funds can invest in a variety of debt securities for defensive purposes. The Funds can also purchase these securities for liquidity purposes to meet cash needs due to the redemption of Fund shares, or to hold while waiting to reinvest cash received from the sale of other portfolio securities. The Funds can buy:

* high-quality, short-term money market instruments, including those issued by the U.S. Treasury or other government agencies;

* commercial paper (short-term, unsecured, promissory notes of domestic or foreign companies);

* short-term debt obligations of corporate issuers, certificates of deposit and bankers' acceptances of domestic and foreign banks and savings and loan associations; and

*    repurchase agreements.

Short-term debt securities would normally be selected for defensive or cash management purposes because they can normally be disposed of quickly, are not generally subject to significant fluctuations in principal value and their value will be less subject to interest rate fluctuation than longer-term debt securities.

INVESTMENT STRATEGIES AND POLICIES

CERTAIN SECURITIES AND INVESTMENT TECHNIQUES
The Prospectus discusses the investment objectives of the Funds and the primary strategies to be employed to achieve those objectives. This section contains supplemental information concerning the types of securities and other instruments in which the Funds may invest, the investment policies and portfolio strategies that the Funds may utilize and certain risks attendant to those investments, policies and strategies.

CONVERTIBLE SECURITIES
Each Fund (other than Alger Money Market Fund) may invest in convertible securities, which are debt instruments or preferred stocks that make fixed dividend or interest payments and are convertible into common stock. Generally, the market prices of convertible securities tend to reflect price changes in their underlying common stocks, but also tend to respond inversely to changes in interest rates. Convertible securities typically entail less market risk than investments in the common stock of the same issuers. Declines in their market prices are typically not as pronounced as those of their underlying common stocks. Like all fixed-income securities, convertible securities are subject to the risk of default on their issuers' payment obligations.

U.S. GOVERNMENT OBLIGATIONS
Bills, notes, bonds, and other debt securities issued by the U.S. Treasury are direct obligations of the U.S. Government and differ mainly in the length of their maturities.

U.S. GOVERNMENT AGENCY SECURITIES
These securities are issued or guaranteed by U.S. Government-sponsored enterprises and federal agencies. These include securities issued by the Federal National Mortgage Association, Government National Mortgage Association, Federal Home Loan Bank, Federal Land Bank, Farmers Home Administration, Bank for Cooperatives, Federal Intermediate Credit Bank, Federal Financing Bank, Farm Credit Bank, the Small Business Administration, Federal Housing Administration, and Maritime Administration. Some of these securities are supported by the full faith and credit of the U.S. Treasury, and the remainder are supported only by the credit of the instrumentality, which may or may not include the right of the issuer to borrow from the Treasury.

BANK OBLIGATIONS
These are certificates of deposit, bankers' acceptances, and other short-term debt obligations. Certificates of deposit are short-term obligations of commercial banks. A bankers' acceptance is a time draft drawn on a commercial bank by a borrower, usually in connection with international commercial transactions. Certificates of deposit may have fixed or variable rates.

The Funds will not invest in any debt security issued by a commercial bank unless (i) the bank has total assets of at least $1 billion, or the equivalent in other currencies, or, in the case of domestic banks which do not have total assets of at least $1 billion, the aggregate investment made in any one such bank is limited to $100,000 and the principal amount of such investment is insured in full by the Federal Deposit Insurance Corporation; (ii) in the case of a U.S. bank, it is a member of the Federal Deposit Insurance Corporation; and
(iii) in the case of foreign banks, the security is, in the opinion of Alger Management, of an investment quality comparable to other debt securities which may be purchased by the Funds. These limitations do not pro-hibit investments in securities issued by foreign branches of U.S. banks, provided such U.S. banks meet the foregoing requirements.

FOREIGN BANK OBLIGATIONS
Investments by the Funds in foreign bank obligations and obligations of foreign branches of domestic banks present certain risks, including the impact of future political and economic developments, the possible imposition of withholding taxes on interest income, the possible seizure or nationalization of foreign deposits, the possible establishment of exchange controls and/or the addition of other foreign governmental restrictions that might affect adversely the payment of principal and interest on these obligations. In addition, there may be less publicly available and reliable information about a foreign bank than about domestic banks owing to different accounting, auditing, reporting and recordkeeping standards. In view of these risks, Alger Management will carefully evaluate these investments on a case-by-case basis.

SHORT-TERM CORPORATE DEBT SECURITIES
These are outstanding nonconvertible corporate debt securities (e.g., bonds and debentures) which have one year or less remaining to maturity. Corporate notes may have fixed, variable, or floating rates.

COMMERCIAL PAPER
These are short-term promissory notes issued by corporations primarily to finance short-term credit needs.

MORTGAGE-BACKED SECURITIES (ALGER CORE FIXED-INCOME AND BALANCED FUNDS ONLY)
These  Funds  may  invest  in   mortgage-backed   securities   that  are  Agency
Pass-Through Certificates, Private Pass-Throughs or collateralized mortgage obligations ("CMOs"), as defined and described below.

Agency Pass-Through Certificates are mortgage pass-through certificates representing undivided interests in pools of residential mortgage loans. Distribution of principal and interest on the mortgage loans underlying an Agency Pass-Through Certificate is an obligation of or guaranteed by GNMA, FNMA or FHLMC. GNMA is a wholly-owned corporate instrumentality of the United States within the Department of Housing and Urban Development. The guarantee of GNMA with respect to GNMA certificates is backed by the full faith and credit of the United States, and GNMA is authorized to borrow from the United States Treasury in an amount which is at any time sufficient to enable GNMA, with no limitation as to amount, to perform its guarantee.

FNMA is a federally chartered and privately owned corporation organized and existing under federal law. Although the Secretary of the Treasury of the United States has discretionary authority to lend funds to FNMA, neither the United States nor any agency thereof is obligated to finance FNMA's operation or to assist FNMA in any other manner.

FHLMC is a federally chartered corporation organized and existing under federal law, the common stock of which is owned by the Federal Home Loan Bank. Neither the United States nor any agency thereof is obligated to finance FHLMC's operations or to assist FHLMC in any other manner.

The mortgage loans underlying GNMA certificates are partially- or fully-guaranteed by the Federal Housing Administration or the Veterans Administration, while the mortgage loans underlying FNMA certificates and FHLMC certificates are conventional mortgage loans which are, in some cases, insured by private mortgage insurance companies. Agency Pass-Through Certificates may be issued in a single class with respect to a given pool of mortgage loans or in multiple classes.

The residential mortgage loans evidenced by Agency Pass-Through Certificates and upon which CMOs are based generally are secured by first mortgages on one-to four-family residential dwellings. Such mortgage loans generally have final maturities ranging from 15 to 30 years and provide for monthly payments in amounts sufficient to amortize their original principal amounts by the maturity dates. Each monthly payment on such mortgage loans generally includes both an interest component and a principal component, so that the holder of the mortgage loan receives both interest and a partial return of principal in each monthly payment. In general, such mortgage loans can be prepaid by the borrowers at any time without any prepayment penalty. In addition, many such mortgage loans contain a "due-on- sale" clause requiring the loans to be repaid in full upon the sale of the property securing the loans. Because residential mortgage loans generally provide for monthly amortization and may be prepaid in full at any time, the weighted average maturity of a pool of residential mortgage loans is likely to be substantially shorter than its stated final maturity date. The rate at which a pool of residential mortgage loans is prepaid may be influenced by many factors and is not predictable with precision. Private mortgage pass-through securities ("Private Pass-Throughs") are structured similarly to GNMA, FNMA and FHLMC mortgage pass-through securities and are issued by originators of and investors in mortgage loans, including savings and loan associations, mortgage bankers, commercial banks, investment banks and special purpose subsidiaries of the foregoing. These securities usually are backed by a pool of conventional fixed rate or adjustable loans. Since Private Pass-Throughs typically are not guaranteed by an entity having the credit status of GNMA, FNMA or FHLMC, such securities generally are structured with one or more types of credit enhancement. Such credit support falls into two categories: (i) liquidity protection and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provisions of advances, generally by the entity administering the pool of assets, to ensure that the pass-through of payments due on the underlying pool occurs in a timely fashion. Protection against losses resulting from ultimate default enhances the likelihood of ultimate payment of the obligations on at least a portion of the assets in the pool. Such protection may be provided through guarantees, insurance policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of such approaches. The Fund will not pay any additional fees for such credit support, although the existence of credit support may increase the price of a security.

The ratings of securities for which third-party credit enhancement provides liquidity protection or protection against losses from default are generally dependent upon the continued creditworthiness of the enhancement provider. The ratings of such securities could be subject to reduction in the event of deterioration in the creditworthiness of the credit enhancement provider even in cases where the delinquency and loss experience on the underlying pool of assets is better than expected.

The Fund may invest in stripped mortgage-backed securities. Such securities are created when a U.S. government agency or a financial institution separates the interest and principal components of a mortgage-backed security and sells them as individual securities. The holder of the "principal-only" security (PO) receives the principal payments made by the underlying mortgage-backed security, while the holder of the "interest-only" security (IO) receives interest payments from the same underlying security. The prices of stripped mortgage-backed securities may be particularly affected by changes in interest rates. As interest rates fall, prepayment rates tend to increase, which tends to reduce prices of IOs and increase prices of POs. Rising interest rates can have the opposite effect.

CMOs are debt obligations typically issued by a private special-purpose entity and collateralized by residential or commercial mortgage loans or Agency Pass-Through Certificates. Because CMOs are debt obligations of private entities, payments on CMOs generally are not obligations of or guaranteed by any governmental entity, and their ratings and creditworthiness typically depend, among other factors, on the legal insulation of the issuer and transaction from the consequences of a sponsoring entity's bankruptcy.

CMOs generally are issued in multiple classes, with holders of each class entitled to receive specified portions of the principal payments and prepayments and/or of the interest payments on the underlying mortgage loans. These entitlements can be specified in a wide variety of ways, so that the payment characteristics of various classes may differ greatly from one another. For instance, holders may hold interests in CMO tranches called Z-tranches which defer interest and principal payments until one or other classes of the CMO have been paid in full. In addition, for example:

o In a sequential-pay CMO structure, one class is entitled to receive all principal payments and pre- payments on the underlying mortgage loans (and interest on unpaid principal) until the principal of the class is repaid in full, while the remaining classes receive only interest; when the first class is repaid in full, a second class becomes entitled to receive all principal payments and prepayments on the underlying mortgage loans until the class is repaid in full, and so forth.

o A planned amortization class ("PAC") of CMOs is entitled to receive principal on a stated schedule to the extent that it is available from the underlying mortgage loans, thus providing a greater (but not absolute) degree of certainty as to the schedule upon which principal will be repaid.

o An accrual class of CMOs provides for interest to accrue and be added to principal (but not be paid currently) until specified payments have been made on prior classes, at which time the principal of the accrual class (including the accrued interest which was added to principal) and interest thereon begins to be paid from payments on the underlying mortgage loans.

o As discussed above with respect to pass-through, mortgage-backed securities, an interest-only class of CMOs entitles the holder to receive all of the interest and none of the principal on the underlying mortgage loans, while a principal-only class of CMOs entitles the holder to receive all of the principal payments and prepayments and none of the interest on the underlying mortgage loans.

o A floating rate class of CMOs entitles the holder to receive interest at a rate which changes in the same direction and magnitude as changes in a specified index rate. An inverse floating rate class of CMOs entitles the holder to receive interest at a rate which changes in the opposite direction from, and in the same magnitude as, or in a multi- ple of, changes in a specified index rate. Floating rate and inverse floating rate classes also may be subject to "caps" and "floors" on adjustments to the interest rates which they bear.

o A subordinated class of CMOs is subordinated in right of payment to one or more other classes. Such a subordinated class provides some or all of the credit support for the classes that are senior to it by absorbing losses on the underlying mortgage loans before the senior classes absorb any losses. A subordinated class which is subordinated to one or more classes but senior to one or more other classes is sometimes referred to as a "mezzanine" class. A subordinated class generally carries a lower rating than the classes that are senior to it, but may still carry an investment grade rating.

It generally is more difficult to predict the effect of changes in market interest rates on the return on mortgage-backed securities than to predict the effect of such changes on the return of a conventional fixed-rate debt instrument, and the magnitude of such effects may be greater in some cases. The return on interest-only and principal-only mortgage-backed securities is particularly sensitive to changes in interest rates and prepayment speeds. When interest rates decline and prepayment speeds increase, the holder of an interest-only mortgage-backed security may not even recover its initial investment. Similarly, the return on an inverse floating rate CMO is likely to decline more sharply in periods of increasing interest rates than that of a fixed-rate security. For these reasons, interest-only, principal-only and inverse floating rate mortgage-backed securities generally have greater risk than more conventional classes of mortgage-backed securities.

ASSET-BACKED SECURITIES (ALGER CORE FIXED-INCOME AND BALANCED FUNDS ONLY)
These Funds may invest in types of asset-backed securities which represent forms of consumer credit such as automobile and credit card receivables, manufactured (mobile) home loans, home improvement loans and home equity loans. Asset-backed securities are generally privately issued and pass through cash flows to investors. Interest and principal payments depend upon payment of the underlying loans by individuals, although the securities may be supported by letters of credit or other credit enhancements. The value of asset-backed securities may also depend on the creditworthiness of the servicing agent for the loan pool, the originator of the loans, or the financial institution providing the credit enhancement.

Generally, asset-backed securities include many of the risks associated with mortgage-related securities. In general, however, the collateral supporting asset-backed securities is of shorter maturity than mortgage loans and is less likely to experience substantial prepayments. Asset-backed securities involve certain risks that are not posed by mortgage-backed securities, resulting mainly from the fact that asset-backed securities do not usually contain the complete benefit of a security interest in the related collateral. For example, credit card receivables generally are unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, including the bankruptcy laws, some of which may reduce the ability to obtain full payment. In the case of automobile receivables, due to various legal and economic factors, proceeds for repossessed collateral may not always be sufficient to support payments on these securities.

LOWER-RATED SECURITIES (ALGER CORE FIXED-INCOME AND BALANCED FUNDS ONLY)
As indicated in the Prospectus, the Core Fixed-Income Fund and the Balanced Fund may each invest up to 10% of its net assets in fixed-income securities rated below investment grade ("high-yield securities," or "junk bonds"), provided that such securities are rated in one of the two categories just below investment grade (BB and B of Standard & Poor's, Fitch, and Dominion, Ba and B of Moody's, bb and b of A.M. Best) by at least one NRSRO or, if unrated, are determined by Alger Management to be of equivalent quality. Such lower-rated securities may be subject to certain risks with respect to the issuer's ability to make scheduled payments of principal and interest, and to greater market fluctuations. While generally providing higher coupons or interest rates than higher-quality securities, lower-quality fixed-income securities involve greater risk of loss of principal and income, including the possibility of default or bankruptcy of their issuers, and exhibit greater price volatility, especially during periods of economic uncertainty or change. Lower-quality fixed income securities tend to be affected by economic changes and short-term corporate and industry developments to a greater extent than higher-quality securities, which react primarily to fluctuations in the general level of interest rates. The market for lower-rated securities is generally less liquid than the market for investment-grade fixed-income securities. It may be more difficult to sell lower-rated securities in order to meet redemption requests or respond to changes in the market.

Securities ratings are based largely on the issuer's historical financial condition and the rating agencies' analysis of the issuer at the time of the rating. Therefore, the rating assigned to any particular security is not necessarily a reflection on the issuer's current financial condition or ability to make timely payments of interest and principal, which may be better or worse than the rating would indicate. In addition, the ratings by nationally recognized securities rating organizations do not necessarily reflect an assessment of the volatility of a security's market value or liquidity. To the extent that a Fund invests in such securities, the achievement of its investment objective may be more dependent on Alger Management's own credit analysis. If a security in which a Fund has invested is downgraded, so that it would no longer be eligible for purchase by the Fund, the Fund will not necessarily sell the security immediately; Alger Management will consider whether to retain or dispose of the security in the light of all the circumstances. See the Appendix to this SAI for a discussion of the rating categories.

VARIABLE RATE MASTER DEMAND NOTES
These are unsecured instruments that permit the indebtedness thereunder to vary and provide for periodic adjustments in the interest rate. Because these notes are direct lending arrangements between a Fund and the issuer, they are not normally traded. Although no active secondary market may exist for these notes, the Fund may demand payment of principal and accrued interest at any time or may resell the note to a third party. While the notes are not typically rated by credit rating agencies, issuers of variable rate master demand notes must satisfy Alger Management that the same criteria for issuers of commercial paper are met. In addition, when purchasing variable rate master demand notes, Alger Management will consider the earning power, cash flows and other liquidity ratios of the issuers of the notes and will continuously monitor their financial status and ability to meet payment on demand. In the event an issuer of a variable rate master demand note were to default on its payment obligations, the Fund might be unable to dispose of the note because of the absence of a secondary market and could, for this or other reasons, suffer a loss to the extent of the default.

REPURCHASE AGREEMENTS
Under the terms of a repurchase agreement, a Fund would acquire a high quality money market instrument for a relatively short period (usually not more than one week) subject to an obligation of the seller to repurchase, and the Fund to resell, the instrument at an agreed price (including accrued interest) and time, thereby determining the yield during the Fund's holding period. Repurchase agreements may be seen to be loans by the Fund collateralized by the underlying instrument. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the Fund's holding period and not necessarily related to the rate of return on the underlying instrument. The value of the underlying securities, including accrued interest, will be at least equal at all times to the total amount of the repurchase obligation, including interest. A Fund bears a risk of loss in the event that the other party to a repurchase agreement defaults on its obligations and the Fund is delayed in or prevented from exercising its rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period in which the Fund seeks to assert these rights, the risk of incurring expenses associated with asserting these rights and the risk of losing all or part of the income from the agreement. Alger Management reviews the creditworthiness of those banks and dealers with which the Funds enter into repurchase agreements to evaluate these risks and monitors on an ongoing basis the value of the securities subject to repurchase agreements to ensure that the value is maintained at the required level.

REVERSE REPURCHASE AGREEMENTS (ALGER MONEY MARKET, CORE FIXED-INCOME AND BALANCED FUNDS)
Reverse repurchase agreements are the same as repurchase agreements except that, in this instance, the Fund would assume the role of seller/borrower in the transaction. Each Fund will maintain segregated accounts consisting of cash or liquid securities that at all times are in an amount equal to its obligations under reverse repurchase agreements. The Funds will invest the proceeds in money market instruments or repurchase agreements maturing not later than the expiration of the reverse repurchase agreement. Reverse repurchase agreements involve the risk that the market value of the securities sold by a Fund may decline below the repurchase price of the securities. Under the Investment Company Act of 1940, as amended (the "Act"), reverse repurchase agreements may be considered borrowings by the seller; accordingly, the Fund will limit its investments in reverse repurchase agreements and other borrowings to no more than one-third of its total assets.

FIRM COMMITMENT AGREEMENTS AND WHEN-ISSUED PURCHASES
Firm commitment agreements and "when-issued" purchases call for the purchase of securities at an agreed price on a specified future date and would be used, for example, when a decline in the yield of securities of a given issuer is anticipated and a more advantageous yield may be obtained by committing currently to purchase securities to be issued later. When a Fund purchases a security under a firm commitment agreement or on a when-issued basis it assumes the risk of any decline in value of the security occurring between the date of the agreement or purchase and the settlement date of the transaction. The Fund will not use these transactions for leveraging purposes and, accordingly, will segregate cash or liquid securities in an amount sufficient at all times to meet its purchase obligations under these agreements.

WARRANTS AND RIGHTS
Each Fund other than the Money Market Fund may invest in warrants and rights. A warrant is a type of security that entitles the holder to buy a proportionate amount of common stock at a specified price, usually higher than the market price at the time of issuance, for a period of years or to perpetuity. In contrast, rights, which also represent the right to buy common shares, normally have a subscription price lower than the current market value of the common stock and a life of two to four weeks. Warrants are freely transferable and are traded on the major securities exchanges.

RESTRICTED SECURITIES
Each Fund may invest in restricted securities governed by Rule 144A under the Securities Act of 1933, as amended. In adopting Rule 144A, the Securities and Exchange Commission (the "SEC") specifically stated that restricted securities traded under Rule 144A may be treated as liquid for purposes of investment limitations if the board of trustees (or the Funds' adviser acting subject to the board's supervision) determines that the securities are in fact liquid. The Board of Trustees has delegated its responsibility to Alger Management to determine the liquidity of each restricted security purchased pursuant to the Rule, subject to the Board of Trustees' oversight and review. Examples of factors that will be taken into account in evaluating the liquidity of a Rule 144A security, both with respect to the initial purchase and on an ongoing basis, will include, among others: (1) the frequency of trades and quotes for the security; (2) the number of dealers willing to purchase or sell the security and the number of other potential purchasers; (3) dealer undertakings to make a market in the security; and (4) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer). If institutional trading in restricted securities were to decline to limited levels, the liquidity of the Fund could be adversely affected.

SHORT SALES
Each Fund other than Alger Money Market Fund may sell securities "short against the box." While a short sale is the sale of a security the Fund does not own, it is "against the box" if at all times when the short position is open the Fund owns an equal amount of the securities or securities convertible into, or exchangeable without further consideration for, securities of the same issue as the securities sold short.

LENDING OF FUND SECURITIES
Each Fund may lend securities to brokers, dealers and other financial organizations. The Funds will not lend securities to Alger Management or its affiliates. By lending its securities, a Fund can increase its income by continuing to receive interest or dividends on the loaned securities as well as by either investing the cash collateral in short-term securities or by earning income in the form of interest paid by the borrower when U.S. Government securities or letters of credit are used as collateral. Each Fund will adhere to the following conditions whenever its securities are loaned: (a) the Fund must receive at least 100 percent cash collateral or equivalent securities from the borrower; (b) the borrower must increase this collateral whenever the market value of the securities including accrued interest exceeds the value of the collateral; (c) the Fund must be able to terminate the loan at any time; (d) the Fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities and any increase in market value; (e) the Fund may pay only reasonable custodian fees in connection with the loan; and (f) voting rights on the loaned securities may pass to the borrower; provided, however, that if a material event adversely affecting the investment occurs, the Funds' Board of Trustees must terminate the loan and regain the right to vote the securities. A Fund bears a risk of loss in the event that the other party to a stock loan transaction defaults on its obligations and the Fund is delayed in or prevented from exercising its rights to dispose of the collateral, including the risk of a possible decline in the value of the collateral securities during the period in which the Fund seeks to assert these rights, the risk of incurring expenses associated with asserting these rights and the risk of losing all or a part of the income from the transaction.

FOREIGN SECURITIES
Each Fund other than Alger Money Market Fund may invest up to 20% of the value of its total assets in foreign securities. For the purpose of this definition, foreign securities does not include American Depositary Receipts, American Depositary Shares or U.S. dollar-denominated securities of foreign issuers. Foreign securities investments may be affected by changes in currency rates or exchange control regulations, changes in governmental administration or economic or monetary policy (in the United States and abroad) or changed circumstances in dealing between nations. Dividends paid by foreign issuers may be subject to withholding and other foreign taxes that may decrease the net return on these investments as compared to dividends paid to the Fund by domestic corporations. It should be noted that there may be less publicly available information about foreign issuers than about domestic issuers, and foreign issuers are not subject to uniform accounting, auditing and financial reporting standards and requirements comparable to those of domestic issuers. Securities of some foreign issuers are less liquid and more volatile than securities of comparable domestic issuers and foreign brokerage commissions are generally higher than in the United States. Foreign securities markets may also be less liquid, more volatile and less subject to government supervision than those in the United States. Investments in foreign countries could be affected by other factors not present in the United States, including expropriation, confiscatory taxation and potential difficulties in enforcing contractual obligations. Securities purchased on foreign exchanges may be held in custody by a foreign branch of a domestic bank.

FOREIGN DEBT SECURITIES (ALGER CORE FIXED-INCOME AND BALANCED FUNDS)
The returns on foreign debt securities reflect interest rates and other market conditions prevailing in those countries. The relative performance of various countries' fixed-income markets historically has reflected wide variations relating to the unique characteristics of the country's economy. Year-to-year fluctuations in certain markets have been significant, and negative returns have been experienced in various markets from time to time.

The foreign government securities in which a Fund may invest generally consist of obligations issued or backed by national, state or provincial governments or similar political subdivisions or central banks in foreign countries. Foreign government securities also include debt obligations of supranational entities, which include international organizations designated or backed by governmental entities to promote economic reconstruction or development, international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development (the "World Bank"), the Asian Development Bank and the Inter-American Development Bank.

Foreign government securities also include debt securities of "quasi-governmental agencies" and debt securities denominated in multinational currency units of an issuer (including supranational issuers). Debt securities of quasi-governmental agencies are issued by entities owned by either a national, state or equivalent government or are obligations of a political unit that is not backed by the national government's full faith and credit and general taxing powers.

OPTIONS (ALL OF THE FUNDS OTHER THAN ALGER MONEY MARKET FUND)
With the exception of Alger Money Market Fund, all of the Funds may purchase put and call options and sell (write) covered put and call options on securities and securities indexes to increase gain or to hedge against the risk of unfavorable price movements.

A call option on a security is a contract that gives the holder of the option the right, in return for a premium paid, to buy from the writer (seller) of the call option the security underlying the option at a specified exercise price at any time during the term of the option. The writer of the call option has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price during the option period. A put option on a security is a contract that, in return for the premium, gives the holder of the option the right to sell to the writer (seller) the underlying security at a specified price during the term of the option. The writer of the put, who receives the premium, has the obligation to buy the underlying security upon exercise at the exercise price during the option period.

A Fund will not sell options that are not covered. A call option written by a Fund on a security is "covered" if the Fund owns the underlying security covered by the call or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration held in a segregated account) upon conversion or exchange of other securities held in its portfolio. A call option is also covered if the Fund holds a call on the same security as the call written where the exercise price of the call held is
(1) equal to or less than the exercise price of the call written or (2) greater than the exercise price of the call written if the difference is maintained by the Fund in cash, U.S. Government securities or other high-grade, short-term obligations in a segregated account. A put option is "covered" if the Fund maintains cash or other high-grade, short-term obligations with a value equal to the exercise price in a segregated account, or else holds a put on the same security as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written.

If a Fund has written an option, it may terminate its obligation by effecting a closing purchase transaction. This is accomplished by purchasing an option of the same series as the option previously written. However, once the Fund has been assigned an exercise notice, the Fund will be unable to effect a closing purchase transaction. Similarly, if the Fund is the holder of an option it may liquidate its position by effecting a closing sale transaction. This is accomplished by selling an option of the same series as the option previously purchased. There can be no assurance that either a closing purchase or sale transaction can be effected when the Fund so desires.

The Fund would realize a profit from a closing transaction if the price of the transaction were less than the premium received from writing the option or is more than the premium paid to purchase the option; the Fund would realize a loss from a closing transaction if the price of the transaction were more than the premium received from writing the option or less than the premium paid to purchase the option. Since call option prices generally reflect increases in the price of the underlying security, any loss resulting from the repurchase of a call option may also be wholly or partially offset by unrealized appreciation of the underlying security. Other principal factors affecting the market value of a put or a call option include supply and demand, interest rates, the current market price and price volatility of the underlying security and the time remaining until the expiration date.

An option position may be closed out only on an exchange which provides a secondary market for an option of the same series. There is no assurance that a liquid secondary market on an exchange will exist for any particular option. In such event it might not be possible to effect closing transactions in particular options, so that the Fund would have to exercise its option in order to realize any profit and would incur brokerage commissions upon the exercise of the options. If the Fund, as a covered call option writer, were unable to effect a closing purchase transaction in a secondary market, it would not be able to sell the underlying security until the option expired or it delivered the underlying security upon exercise or otherwise covered the position.

In addition to options on securities, the listed Funds may also purchase and sell call and put options on securities indexes. A stock index reflects in a single number the market value of many different stocks. Relative values are assigned to the stocks included in an index and the index fluctuates with changes in the market values of the stocks. The options give the holder the right to receive a cash settlement during the term of the option based on the difference between the exercise price and the value of the index. By writing a put or call option on a securities index, the Fund is obligated, in return for the premium received, to make delivery of this amount. The Fund may offset its position in stock index options prior to expiration by entering into a closing transaction on an exchange or it may let the option expire unexercised.

Use of options on securities indexes entails the risk that trading in the options may be interrupted if trading in certain securities included in the index is interrupted. A Fund will not purchase these options unless Alger Management is satisfied with the development, depth and liquidity of the market and Alger Management believes the options can be closed out.

Price movements in a Fund's securities may not correlate precisely with movements in the level of an index and, therefore, the use of options on indexes cannot serve as a complete hedge and would depend, in part, on the ability of Alger Management to predict correctly movements in the direction of the stock market generally or of a particular industry. Because options on securities indexes require settlement in cash, Alger Management might be forced to liquidate Fund securities to meet settlement obligations.

Although Alger Management will attempt to take appropriate measures to minimize the risks relating to any trading by the Funds in put and call options, there can be no assurance that a Fund will succeed in any option trading program it undertakes.

STOCK INDEX FUTURES AND OPTIONS ON STOCK INDEX FUTURES (ALGER SMALLCAP AND MIDCAP GROWTH FUND, ALGER CAPITAL APPRECIATION FUND, ALGER TECHNOLOGY FUND AND ALGER HEALTH SCIENCES FUND)
If a Fund utilizes these investments, it will do so only for hedging, not speculative, purposes. Futures are generally bought and sold on the commodities exchanges where they are listed with payment of initial and variation margin as described below. The sale of a futures contract creates a firm obligation by the Fund, as seller, to deliver to the buyer the net cash amount called for in the contract at a specific future time. Put options on futures might be purchased to protect against declines in the market values of securities occasioned by a decline in stock prices and securities index futures might be sold to protect against a general decline in the value of securities of the type that comprise the index. Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract and obligates the seller to deliver such position.

A stock index future obligates the seller to deliver (and the purchaser to take) an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of the underlying stocks in the index is made. While incidental to its securities activities, a Fund may use index futures as a substitute for a comparable market position in the underlying securities.

If a Fund uses futures, or options thereon, for hedging, the risk of imperfect correlation will increase as the composition of the Fund varies from the composition of the stock index. In an effort to compensate for the imperfect correlation of movements in the price of the securities being hedged and movements in the price of the stock index futures, the Fund may, if it uses a hedging strategy, buy or sell stock index futures contracts in a greater or lesser dollar amount than the dollar amount of the securities being hedged if the historical volatility of the stock index futures has been less or greater than that of the securities. Such "over hedging" or "under hedging" may adversely affect the Fund's net investment results if market movements are not as anticipated when the hedge is established.

An option on a stock index futures contract, as contrasted with the direct investment in such a contract, gives the purchaser the right, in return for the premium paid, to assume a position in a stock index futures contract at a specified exercise price at any time prior to the expiration date of the option. A Fund would sell options on stock index futures contracts only as part of closing purchase transactions to terminate its options positions. No assurance can be given that such closing transactions could be effected or that there would be correlation between price movements in the options on stock index futures and price movements in the Fund's securities which were the subject of the hedge. In addition, any purchase by a Fund of such options would be based upon predictions as to anticipated market trends, which could prove to be inaccurate.

A Fund's use, if any, of stock index futures and options thereon will in all cases be consistent with applicable regulatory requirements and in particular the rules and regulations of the Commodity Futures Trading Commission and will be entered into only, if at all, for bona fide hedging, risk management or other portfolio management purposes. Typically, maintaining a futures contract or selling an option thereon will require the Fund to deposit with a financial intermediary as security for its obligations an amount of cash or other specified assets (initial margin) which initially is typically 1% to 10% of the face amount of the contract (but may be higher in some circumstances). Additional cash or assets (variation margin) may be required to be deposited thereafter on a daily basis as the mark to market value of the contract fluctuates. The purchase of an option on stock index futures involves payment of a premium for the option without any further obligation on the part of the Fund. If the Fund exercises an option on a futures contract it will be obligated to post initial margin (and potential subsequent variation margin) for the resulting futures position just as it would for any position. Futures contracts and options thereon are generally settled by entering into an offsetting transaction but there can be no assurance that the position can be offset prior to settlement at an advantageous price, nor that delivery will occur.

A Fund will not enter into a futures contract or related option (except for closing transactions) if, immediately thereafter, the sum of the amount of its initial margin and premiums on open futures contracts and options thereon would exceed 5% of the Fund's total assets

(taken at current value); however, in the case of an option that is in-the-money at the time of the purchase, the in-the-money amount may be excluded in calculating the 5% limitation.

BORROWING
All of the Funds may borrow from banks for temporary or emergency purposes. In addition, the Alger SmallCap and MidCap Growth Fund, Alger Capital Appreciation Fund, Alger Technology Fund and Alger Health Sciences Fund may borrow money from banks and use it to purchase additional securities. This borrowing is known as leveraging. Leverage increases both investment opportunity and investment risk. If the investment gains on securities purchased with borrowed money exceed the interest paid on the borrowing, the net asset value of the Fund's shares will rise faster than would otherwise be the case. On the other hand, if the investment gains fail to cover the cost (including interest) of borrowings, or if there are losses, the net asset value of the Fund's shares will decrease faster than would otherwise be the case. A Fund is required to maintain continuous asset coverage (that is, total assets including borrowings, less liabilities exclusive of borrowings) of 300% of the amount borrowed. If such asset coverage should decline below 300% as a result of market fluctuations or other reasons, the Fund may be required to sell some of its portfolio holdings within three days to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time.

EXCHANGE-TRADED FUNDS (ALGER SMALLCAP AND MIDCAP GROWTH FUND, ALGER CORE FIXED-INCOME FUND, ALGER TECHNOLOGY FUND AND ALGER HEALTH SCIENCES FUND)
To the extent otherwise consistent with their investment policies and applicable law, these Funds may invest in "exchange-traded funds" (ETFs), registered investment companies whose shares are listed on a national stock exchange. ETFs, which may be unit investment trusts or mutual funds, typically hold portfolios of securities designed to track the performance of various broad securities indexes or sectors of such indexes. ETFs thus provide another means, in addition to futures and options on indexes, of creating or hedging securities index exposure in these Funds' investment strategies.

INVESTMENT RESTRICTIONS
The investment restrictions numbered 1 through 13 below have been adopted by the Trust with respect to each of the Funds as fundamental policies. Under the Act, a "fundamental" policy may not be changed without the vote of a "majority of the outstanding voting securities" of the Fund, which is defined in the Act as the lesser of (a) 67 percent or more of the shares present at a Fund meeting if the holders of more than 50 percent of the outstanding shares of the Fund are present or represented by proxy or (b) more than 50 percent of the outstanding shares. Each of the Funds' investment objectives is a fundamental policy. A fundamental policy affecting a particular Fund may not be changed without the vote of a majority of the outstanding voting securities of the affected Fund. Investment restrictions 14 through 18 may be changed by vote of a majority of the Board of Trustees at any time.

The investment policies adopted by the Trust prohibit each Fund, except as otherwise noted, from:

1. Purchasing the securities of any issuer, other than U.S. Government securities, if as a result more than five percent of the value of the Fund's total assets would be invested in the securities of the issuer, except that up to 25 percent of the value of the Fund's (other than Alger Money Market Fund's) total assets may be invested without regard to this limitation.

2. Purchasing more than 10 percent of the outstanding voting securities of any one issuer or more than 10 percent of the outstanding voting securities of any class of any one issuer. This limitation shall not apply to investments in U.S. Government securities.

3. Selling securities short or purchasing securities on margin, except that the Fund may obtain any short-term credit necessary for the clearance of purchases and sales of securities. These restrictions shall not apply to transactions involving selling securities "short against the box."

4. Borrowing money, except that (a) all Funds may borrow for temporary or emergency purposes including the meeting of redemption requests that might otherwise require the untimely disposition of securities, in an amount not exceeding 10 percent of the value of the Fund's total assets (including the amount borrowed) valued at the lesser of cost or market, less liabilities (not including the amount borrowed) at the time the borrowing is made; (b) Alger Money Market Fund, Alger Core Fixed-Income Fund and Alger Balanced Fund may engage in transactions in reverse repurchase agreements; and (c) Alger SmallCap and MidCap Growth Fund, Alger Capital Appreciation Fund, Alger Technology Fund and Alger Health Sciences Fund may borrow from banks for investment purposes in order to leverage (see "Borrowing" above). Whenever borrowings described in (a) exceed five percent of the value of the Fund's total assets, the Fund will not make any additional investments. Immediately after any borrowing, including reverse repurchase agreements, the Fund will maintain asset coverage of not less than 300 percent with respect to all borrowings.

5. Pledging, hypothecating, mortgaging or otherwise encumbering more than 10 percent of the value of the Fund's total assets except in connection with borrowings as noted in 4(c) above. These restrictions shall not apply to transactions involving reverse repurchase agreements or the purchase of securities subject to firm commitment agreements or on a when-issued basis.

6. Issuing senior securities, except in connection with borrowings permitted under restriction 4.

7. Underwriting the securities of other issuers, except insofar as the Fund may be deemed to be an underwriter under the Securities Act of 1933, as amended, by virtue of disposing of portfolio securities.

8. Making loans to others, except through purchasing qualified debt obligations, lending portfolio securities or entering into repurchase agreements.

9. Investing in securities of other investment companies, except as they may be acquired as part of a merger, consolidation, reorganization, acquisition of assets or offer of exchange, except that Alger SmallCap and MidCap Growth Fund, Alger Core Fixed-Income Fund, Alger Technology Fund and Alger Health Sciences Fund may invest in other investment companies to the extent permitted by applicable law.

10. Purchasing any securities that would cause more than 25 percent of the value of the Fund's total assets to be invested in the securities of issuers conducting their principal business activities in the same industry; provided that (a) there shall be no limit on the purchase of U.S. Government securities,
(b) there shall be no limit on the purchase by Alger Money Market Fund of obligations issued by bank and thrift institutions described in the Prospectus and this Statement of Additional Information, (c) Alger Health Sciences Fund will invest in the securities of issuers in the health sciences sector, and the group of industries that make up the health sciences sector, without limit, as contemplated by its investment strategy, and (d) Alger Technology Fund will invest in the securities of issuers in the technology sector, and the group of industries that make up the technology sector, without limit, as contemplated by its investment strategy.

11. Investing in commodities, except that Alger SmallCap and MidCap Growth Fund, Alger Capital Appreciation Fund, Alger Technology Fund and Alger Health Sciences Fund may purchase or sell stock index futures contracts and related options thereon, and Alger Core Fixed-Income Fund may purchase and sell securities index futures contracts and related options thereon, if, thereafter, no more than 5 percent of the Fund's total assets are invested in margin and premiums.

12. Investing more than 10 percent (15 percent in the case of Alger SmallCap and MidCap Growth Fund, Alger Capital Appreciation Fund, Alger Technology Fund, Alger Core Fixed-Income Fund and Alger Health Sciences Fund) of its net assets in securities which are illiquid by virtue of legal or contractual restrictions on resale or the absence of a readily available market. However, securities with legal or contractual restrictions on resale may be purchased by Alger Money Market Fund if they are determined to be liquid, and such purchases would not be subject to the 10 percent limit stated above. The Board of Trustees will in good faith determine the specific types of securities deemed to be liquid and the value of such securities held in Alger Money Market Fund. Alger Money Market Fund will not purchase time deposits maturing in more than seven calendar days and will limit to no more than 10 percent of its assets its investment in time deposits maturing in excess of two business days, together with all other illiquid securities.

13. Purchasing or selling real estate or real estate limited partnerships, except that the Fund may purchase and sell securities secured by real estate, mortgages or interests therein and securities that are issued by companies that invest or deal in real estate.

14. Writing or selling puts, calls, straddles, spreads or combinations thereof, except that all Funds except Alger Money Market Fund may buy options on securities or securities indices and sell (write) covered options on securities or securities indices.

15. Investing in oil, gas or other mineral exploration or development programs, except that all Funds may invest in the securities of companies that invest in or sponsor those programs.

16. Making investments for the purpose of exercising control or management.

17. Investing in warrants, except that the Fund may invest in warrants if, as a result, the investments (valued at the lower of cost or market) would not exceed five per-cent of the value of the Fund's net assets, of which not more than two percent of the Fund's net assets may be invested in warrants not listed on a recognized domestic stock exchange. Warrants acquired by the Fund as part of a unit or attached to securities at the time of acquisition or acquired as a result of a reorganization are not subject to this limitation.

18. Purchasing or retaining the securities of any issuer if, to the knowledge of the Trust, any of the officers, directors or trustees of the Trust or Alger Management individually owns more than 0.5 percent of the outstanding securities of the issuer and together they own beneficially more than five percent of the securities.

Shares of Alger LargeCap Growth Fund, Alger SmallCap Growth Fund and Alger MidCap Growth Fund are registered for sale in Germany. As long as Alger LargeCap Growth Fund, Alger SmallCap Growth Fund and Alger MidCap Growth Fund are registered in Germany, these Funds may not without prior approval of their shareholders:

a. Invest in the securities of any other domestic or foreign investment company or investment fund except in connection with a plan of merger or consolidation with or acquisition of substantially all the assets of such other investment company or investment fund;

b. Purchase or sell real estate or any interest therein, and real estate mortgage loans, except that the Funds may invest in securities of corporate or governmental entities secured by real estate or marketable interests therein or securities issued by companies (other than real estate limited partnerships, real estate investment trusts and real estate funds) that invest in real estate or interests therein;

c. Borrow money, except for temporary or emergency (but not leveraging) purposes including the meeting of redemption requests that might otherwise require the untimely disposition of securities, in an amount not exceeding 10 percent of the value of the Fund's total assets (including the amount borrowed) valued at the lesser of cost or market, less liabilities (not including the amount borrowed) at the time the borrowing is made;

d. Pledge, hypothecate, mortgage or otherwise encumber their assets except to secure indebtedness permitted under section c.;

e. Purchase securities on margin or make short sales;

f. Redeem their securities in kind; or

g. Invest in venture capital or private equity funds.

These Funds will comply with the more restrictive policies required by the German regulatory authorities, as stated above, as long as such Funds are registered in Germany.

Except in the case of the 300 percent limitation set forth in Investment Restriction No. 4 and as may be stated otherwise, the percentage limitations contained in the foregoing restrictions and in the Funds' other investment policies apply at the time of the purchase of the securities and a later increase or decrease in percentage resulting from a change in the values of the securities or in the amount of the Fund's assets will not constitute a violation of the restriction.

PORTFOLIO TRANSACTIONS
Decisions to buy and sell securities and other financial instruments for a Fund are made by Alger Management, which also is responsible for placing these transactions, subject to the overall review of the Trust's Board of Trustees. Although investment requirements for each Fund are reviewed independently from those of the other accounts managed by Alger Management and those of the other Funds, investments of the type the Funds may make may also be made by these other accounts or Funds. When a Fund and one or more other Funds or accounts managed by Alger Management are prepared to invest in, or desire to dispose of, the same security or other financial instrument, available investments or opportunities for sales will be allocated in a manner believed by Alger Management to be equitable to each. In some cases, this procedure may affect adversely the price paid or received by a Fund or the size of the position obtained or disposed of by a Fund.

Transactions in equity securities are in most cases effected on U. S. stock exchanges or in over-the-counter markets and involve the payment of negotiated brokerage commissions. Where there is no stated commission, as in the case of certain securities traded in the over-the-counter markets, the prices of those securities include undisclosed commissions or mark-ups. Purchases and sales of money market instruments and debt securities usually are principal transactions.

These securities are normally purchased directly from the issuer or from an underwriter or market maker for the securities. The cost of securities purchased from underwriters includes an underwriting commission or concession and the prices at which securities are purchased from and sold to dealers include a dealer's mark-up or mark-down. U. S. Government securities are generally purchased from underwriters or dealers, although certain newly-issued
U. S. Government securities may be purchased directly from the U. S. Treasury or from the issuing agency or instrumentality.

To the extent consistent with applicable provisions of the Act and the rules and exemptions adopted by the SEC thereunder, as well as other regulatory requirements, the Trust's Board of Trustees has determined that Fund transactions will generally be executed through Fred Alger & Company, Incorporated ("Alger Inc."), a registered broker-dealer, if, in the judgment of Alger Management, the use of Alger Inc. is likely to result in price and execution at least as favorable as those of other qualified broker-dealers and if, in particular transactions, Alger Inc. charges the Fund involved a rate consistent with that which other broker-dealers charge to comparable unaffiliated customers in similar transactions. Over-the-counter purchases and sales are transacted directly with principal market makers except in those cases in which better prices and executions may be obtained elsewhere. Principal transactions are not entered into with affiliates of the Fund except pursuant to exemptive rules or orders adopted by the SEC.

In selecting brokers or dealers to execute portfolio transactions on behalf of a Fund, Alger Management seeks the best overall terms available. In assessing the best overall terms available for any transaction, Alger Management will consider the factors it deems relevant, including the breadth of the market in the investment, the price of the investment, the financial condition and execution capability of the broker or dealer and the reasonableness of the commission, if any, for the specific transaction and on a continuing basis. In addition, Alger Management is authorized, in selecting parties to execute a particular transaction and in evaluating the best overall terms available, to consider the brokerage and research services, as those terms are defined in section 28(e) of the Securities Exchange Act of 1934, as amended, provided to the Fund involved, the other Funds and/or other accounts over which Alger Management or its affiliates exercise investment discretion. Alger Management's fees under its agreements with the Funds are not reduced by reason of its receiving brokerage and research service. The Board of Trustees will periodically review the commissions paid by the Funds to determine if the commissions paid over representative periods of time are reasonable in relation to the benefits inuring to the Funds. During the fiscal years ended October 31, 2003, 2004 and 2005, the Fund paid an aggregate of approximately $14,979,156, $12,132,708 and $9,572,266 in brokerage commissions, of which approximately $8,851,245,
$5,896,312 and $5,370,848 respectively, was paid to Alger Inc. The commissions paid to Alger Inc. during the fiscal year ended October 31, 2005 constituted 56% of the aggregate brokerage commissions paid by the Funds; during that year, 64% of the aggregate dollar amount of transactions by the Funds involving the payment of brokerage commissions was effected through Alger Inc. Alger Inc. does not engage in principal transactions with the Funds and, accordingly, received no compensation in connection with securities purchased or sold in that manner, which include securities traded in the over-the-counter markets, money market investments and most debt securities. During the fiscal year ended October 31, 2005, $411,235,828 in portfolio transactions, incurring $824,580 in commissions, was allocated to brokers who supplied research to the Trust or Alger Management.

NET ASSET VALUE

The price of one share of a class is based on its "net asset value." The net asset value is computed by adding the value of the Fund's investments plus cash and other assets allocable to the class, deducting applicable liabilities and then dividing the result by the number of its shares outstanding. The net asset value of a share of a given class may differ from that of one or more other classes. Net asset value is calculated as of the close of business (normally 4:00 p.m. Eastern time) or, for Alger Money Market Fund, as of 12:00 noon Eastern time on each day the New York Stock Exchange ("NYSE") is open.

Purchases for Alger Money Market Fund will be processed at the net asset value next calculated after your order is received and accepted. If your purchase is made by wire and is received by 12:00 noon Eastern time, your account will be credited and begin earning dividends on the day of receipt. If your wire purchase is received after 12:00 noon Eastern time, it will be credited and begin earning dividends the next business day. Exchanges are credited the day the request is received by mail or telephone, and begin earning dividends the next business day. If your purchase is made by check, and received by the close of business of the NYSE (normally 4:00 p.m. Eastern time), it will be credited and begin earning dividends the next business day.

Purchases for the other Funds will be based upon the next net asset value calculated for each class after your order is received and accepted by the Transfer Agent or other designated intermediary. If your purchase is made by check, wire or exchange and is received by the close of business of the NYSE (normally 4:00 p.m. Eastern time), your account will be credited on the day of receipt. If your purchase is received after such time, it will be credited the next business day.

The NYSE is generally open on each Monday through Friday, except New Year's Day, Martin Luther King, Jr. Day (the third Monday in January), Presidents' Day (the third Monday in February), Good Friday, Memorial Day (the last Monday in May), Independence Day, Labor Day (the first Monday in September), Thanksgiving Day (the fourth Thursday in November) and Christmas Day.

The assets of the Funds other than Alger Money Market Fund are generally valued on the basis of market quotations. Securities whose principal market is on an exchange or in the over-the-counter market are valued at the last reported sales price or, in the absence of reported sales, at the mean between the bid and asked price or, in the absence of a recent bid or asked price, the equivalent as obtained from one or more of the major market makers for the securities to be valued. Bonds and other fixed-income securities may be valued on the basis of prices provided by a pricing service when the Trust's Board of Trustees believes that these prices reflect the fair market value of the securities. Other investments and other assets, including restricted securities and securities for which market quotations are not readily available, are valued at fair value under procedures approved by the Board of Trustees. Short-term securities with maturities of 60 days or less are valued at amortized cost, as described below, which constitutes fair value as determined by the Board of Trustees.

The valuation of the securities held by Alger Money Market Fund, as well as money market instruments with maturities of 60 days or less held by the other Funds, is based on their amortized cost which does not take into account unrealized capital gains or losses.

Amortized cost valuation involves initially valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. Although this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price a Fund would receive if it sold the instrument.

Alger Money Market Fund's use of the amortized cost method of valuing its securities is permitted by a rule adopted by the SEC. Under this rule, the Fund must maintain a dollar-weighted average portfolio maturity of 90 days or less, purchase only instruments having remaining maturities of less than 397 days, as determined in accordance with the provisions of the rule, and invest only in securities determined by Alger Management, acting under the supervision of the Trust's Board of Trustees, to be of high quality with minimal credit risks.

Pursuant to the rule, the Board of Trustees also has established procedures designed to stabilize, to the extent reasonably possible, Alger Money Market Fund's price per share as computed for the purpose of sales and redemptions at $1.00. These procedures include review of the Fund's holdings by the Board of Trustees, at such intervals as it deems appropriate, to determine whether the Fund's net asset value calculated by using available market quotations or market equivalents deviates from $1.00 per share based on amortized cost.

The rule also provides that the extent of any deviation between the Fund's net asset value based on available market quotations or market equivalents and $1.00 per share net asset value based on amortized cost must be examined by the Board of Trustees. In the event the Board of Trustees determines that a deviation exists that may result in material dilution or other unfair results to investors or existing shareholders, pursuant to the rule the Board of Trustees must cause the Fund to take such corrective action as the Board of Trustees regards as necessary and appropriate, including: selling portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity, withholding dividends or paying distributions from capital or capital gains, redeeming shares in kind or establishing net asset value per share by using available market quotations.

CLASSES OF SHARES

As described in the Prospectus, all of the Funds other than the Alger Money Market Fund have three classes of shares: Class A Shares, which are generally subject to a front-end load, and Class B and Class C Shares, which are generally subject to a back-end load.

CLASS A SHARES
From time to time, Alger Inc. may reallow to brokers or financial intermediaries all or substantially all of the initial sales charge. To the extent that it does so, such persons may be deemed to be underwriters of the Fund as defined in the Securities Act of 1933, as amended.

CONVERSION OF CLASS B AND CLASS C SHARES
Class B Shares, and Class C Shares purchased prior to August 1, 2000, will automatically convert to Class A Shares eight and twelve years, respectively, after the end of the calendar month in which the order to purchase was accepted and will thereafter not be subject to the original Class's Rule 12b-1 fees. Class C Shares purchased on or after August 1, 2000 will not be eligible for conversion to Class A Shares after twelve years. The conversion will be completed on the basis of the relative net asset values per share without the imposition of any sales charge, fee or other charge. At conversion, a proportionate amount of shares representing reinvested dividends and reinvested capital gains will also be converted into Class A Shares. Because Alger Money Market Fund is not subject to any distribution fees, the running of the applicable conversion period is suspended for any period of time in which shares received in exchange for Class B or Class C Shares are held in that Fund.

The conversion of Class B Shares and Class C Shares is subject to the continuing availability of an opinion of counsel to the effect that the conversion of shares does not constitute a taxable event under Federal income tax laws. The conversion of Class B and Class C Shares may be suspended if such an opinion is no longer available.

Conversion from one class to another is not subject to the Funds' redemption fee.

PURCHASES

Shares of the Funds are offered continuously by the Trust and are distributed on a best efforts basis by Alger Inc. as principal underwriter for the Funds pursuant to distribution agreements (the "Distribution Agreements"). Under the Distribution Agreements, Alger Inc. bears all selling expenses, including the costs of advertising and of printing prospectuses and distributing them to prospective shareholders. Each of the officers of the Trust is an "affiliated person," as defined in the Act, of the Trust and of Alger Inc.

The Funds do not accept cash or cash equivalents for share purchases. Third-party checks will not be honored except in the case of employer-sponsored retirement plans. You will be charged a fee for any check returned by your bank.

Investors may exchange stock of companies acceptable to Alger Management for shares of the Funds with a minimum of 100 shares of each company generally being required. The Trust believes such exchange provides a means by which holders of certain securities may invest in the Funds without the expense of selling the securities in the open market. The investor should furnish, either in writing or by telephone, to Alger Management a list with a full and exact description of all securities proposed for exchange. Alger Management will then notify the investor as to whether the securities are acceptable and, if so, will send a letter of transmittal to be completed and signed by the investor. Alger Management has the right to reject all or any part of the securities offered for exchange. The securities must then be sent in proper form for transfer with the letter of transmittal to the Custodian of the Fund's assets. The investor must certify that there are no legal or contractual restrictions on the free transfer and sale of the securities. Upon receipt by the Custodian the securities will be valued as of the close of business on the day of receipt in the same manner as the Fund's securities are valued each day. Shares of the Fund having an equal net asset as of the close of the same day will be registered in the investor's name. Applicable sales charges, if any, will apply, but there is no charge for making the exchange and no brokerage commission on the securities accepted, although applicable stock transfer taxes, if any, may be deducted. The exchange of securities by the investor pursuant to this offer may constitute a taxable transaction and may result in a gain or loss for federal income tax purposes. The tax treatment experienced by investors may vary depending upon individual circumstances. Each investor should consult a tax adviser to determine federal, state and local tax consequences.

CONFIRMATIONS AND ACCOUNT STATEMENTS
All of your transactions through the Transfer Agent, Boston Financial Data Services, Inc., will be confirmed on separate written transaction confirmations (other than Automatic Investment Plan transactions) and on periodic account statements. You should promptly and carefully review the transaction confirmations and periodic statements provided to you and notify the Transfer Agent in writing of any discrepancy or unauthorized account activity. Any information contained on transaction confirmations and account statements will be conclusive unless you notify the Transfer Agent of an apparent discrepancy or unauthorized account activity within ten (10) business days after the information is transmitted to you.

DISTRIBUTION PLANS
As stated in the Prospectus, in connection with the distribution activities of Alger Inc. in respect of the Funds' Class B and Class C Shares, respectively, the Trust has adopted two Distribution Plans (the "Plans") pursuant to Rule 12b-1 under the Act, one for each class. In each case, the Rule 12b-1 fee, sometimes described as an "asset-based sales charge," allows investors to buy shares with little or no initial sales charge while allowing Alger Inc. to compensate dealers that sell Class B or Class C Shares of the Funds. Typically, Alger Inc., in its discretion or pursuant to dealer agreements, pays sales commissions of up to 4% of the amount invested in Class B Shares and up to 1% of the amount invested in Class C Shares, and pays the asset-based sales charge as an ongoing commission to dealers on Class C Shares that have been outstanding for more than a year. For Class B Shares, Alger Inc. retains the asset-based sales charge to recoup the sales commissions and other sales-related expenses its pays. For Class C Shares, the asset-based sales charge is retained by Alger Inc. in the first year after purchase; in subsequent years, all or a portion of it typically is paid to the dealers who sold the Class C Shares. In some cases, the selling dealer is Alger Inc.

The Class B Plan is a "reimbursement" plan under which Alger Inc. is reimbursed for its actual distribution expenses. Any contingent deferred sales charges ("CDSCs") on Class B Shares received by Alger Inc. will reduce the amount to be reimbursed under the Class B Plan. Under the Class B Plan, any excess distribution expenses may be carried forward, with interest, and reimbursed in future years. At October 31, 2005, the following approximate amounts were carried forward under the Class B Plan: Alger SmallCap Growth Fund--$13,332,000 (7.5% of net assets); Alger MidCap Growth Fund--$10,620,000 (1.6% of net assets); Alger LargeCap Growth Fund--$17,062,000 (3.7% of net assets); Alger
Balanced Fund--$4,143,000 (2.7% of net assets); Alger Capital Appreciation Fund--$20,118,000 (5.7% of net assets); Alger Health Sciences Fund--$583,000 (0.6% of net assets); and Alger SmallCap and MidCap Growth Fund--$88,000 (0.4% of net assets).

Reimbursable distribution expenses covered under the Class B Plan may include payments made to and expenses of persons who are engaged in, or provide support services in connection with, the distribution of the class' shares, such as answering routine telephone inquiries for prospective shareholders; compensation in the form of sales concessions and continuing compensation paid to securities dealers whose customers hold shares of the class; costs related to the formulation and implementation of marketing and promotional activities, including direct mail promotions and television, radio, newspaper, magazine and other mass media advertising; costs of printing and distributing prospectuses and reports to prospective shareholders of the class; costs involved in preparing, printing and distributing sales literature for the class; and costs involved in obtaining whatever information, analyses and reports with respect to marketing and promotional activities on behalf of the class that the Fund deems advisable.

Historically, distribution expenses incurred by Alger Inc. have exceeded the Class B assets available for reimbursement under the Plan; it is possible that in the future the converse may be true. Distribution expenses incurred in a year in respect of Class B Shares of a Fund in excess of CDSCs received by Alger Inc. relating to redemptions of shares of the class during that year and 0.75 percent of the class's average daily net assets may be carried forward and sought to be reimbursed in future years. Interest at the prevailing broker loan rate may be charged to the applicable Fund's Class B Shares on any expenses carried forward and those expenses and interest will be reflected as current expenses on the Fund's statement of operations for the year in which the amounts become accounting liabilities, which is anticipated to be the year in which these amounts are actually paid. Although the Trust's Board of Trustees may change this policy, it is currently anticipated that payments under the Plan in a year will be applied first to distribution expenses incurred in that year and then, up to the maximum amount permitted under the Plan, to previously incurred but unreimbursed expenses carried forward plus interest thereon.

The Plan for Class C Shares annually pays a flat percentage (up to 0.75 percent) of the class's average daily net assets to Alger Inc., regardless of whether the associated distribution expenses incurred are higher or lower than the fee. No excess distribution expense shall be carried forward to subsequent years under this Plan. Distribution services for which Alger Inc. is compensated under the Class C Plan may include, but are not limited to, organizing and conducting sales seminars, advertising programs, payment of finders' fees, printing of prospectuses and statements of additional information and reports for other than existing shareholders, preparation and distribution of advertising material and sales literature, overhead, supplemental payments to dealers and other institutions as asset-based sales charges or as payments of commissions or service fees, and the costs of administering the Plan.

Alger Inc. has acknowledged that payments under the Plans are subject to the approval of the Board of Trustees and that no Fund is contractually obligated to make payments in any amount or at any time, including pay-ments in reimbursement of Alger Inc. for expenses and interest thereon incurred in a prior year.

Under their terms, the Plans remain in effect from year to year, provided such continuation is approved in each case annually by vote of the Trust's Board of Trustees, including a majority of the Trustees who are not interested persons of the Trust and who have no direct or indirect financial interest in the operation of the Plan ("Independent Trustees"). A Plan may not be amended to increase materially the amount to be spent for the services provided by Alger Inc. without the approval of shareholders of the applicable class, and all material amendments of a Plan must be approved by the Trustees in the manner described above. A Plan may be terminated at any time, without penalty, by vote of a majority of the Independent Trustees or, with respect to the Class B or Class C Shares of any Fund to which a Plan relates, by a vote of a majority of the outstanding voting securities of the class, on not more than 30 days' written notice to any other party to the Plan. If a Plan is terminated, or not renewed with respect to any one or more Funds, it may continue in effect with respect to the Class B or Class C Shares of any Fund as to which it has not been terminated, or has been renewed. Alger Inc. will provide to the Board of Trustees quarterly reports of amounts expended under each Plan and the purpose for which such expenditures were made. During the fiscal year ended October 31, 2005, the Fund reimbursed approximately $7,062,000 to Alger Inc. as the Fund's underwriter, under the provisions of the Class B Shares' Plan. During the fiscal year ended October 31, 2005, the Fund paid approximately $1,464,000 to Alger Inc. under the provisions of the Class C Shares' Plan.

Alger Inc.'s selling expenses during the fiscal year ended October 31, 2005 were as follows:

THE ALGER FUNDS--CLASS B SHARES

                                                                                        SMALLCAP
                  SMALLCAP   LARGECAP                 MIDCAP      CAPITAL    HEALTH    AND MIDCAP
                   GROWTH     GROWTH     BALANCED     GROWTH   APPRECIATION SCIENCES     GROWTH
                    FUND       FUND        FUND        FUND        FUND       FUND        FUND        TOTAL
                   -------    -------     -------     -------     -------    -------     -------     -------
Printing         $ 33,411   $  135,474   $ 47,942  $  136,988  $  104,750   $  6,179     $ 1,465   $  466,210
Advertising        42,060      170,547     60,354     172,453     131,869      7,779       1,845      586,907
Compensation
  to Dealers      109,683      248,392     69,368     574,656     158,296    391,702      12,920    1,565,016
Compensation to
  Sales Personnel 140,455      486,948    164,530     628,428     362,315    182,169       9,570    1,974,415
Other Marketing     6,087       24,680      8,734      24,956      19,083      1,126         267       84,932
Interest          192,123      617,466    203,262     890,531     449,651    341,130      15,098    2,709,262
                 --------   ----------   --------  ----------  ----------   --------     -------   ----------
Total Selling
  Expenses       $523,818   $1,683,508   $554,191  $2,428,012  $1,225,964   $930,084     $41,166   $7,386,742


THE ALGER FUNDS--CLASS C SHARES

                                                                                        SMALLCAP
                  SMALLCAP   LARGECAP                 MIDCAP      CAPITAL    HEALTH    AND MIDCAP
                   GROWTH     GROWTH     BALANCED     GROWTH   APPRECIATION SCIENCES     GROWTH
                    FUND       FUND        FUND        FUND        FUND       FUND        FUND        TOTAL
                   -------    -------     -------     -------     -------    -------     -------     -------
Printing          $   644     $  5,322    $ 3,712    $  9,495    $  4,823   $  1,869     $   227   $   26,092
Advertising         1,975       16,325     11,387      29,125      14,795      5,732         697       80,037
Compensation
  to Dealers       52,752      119,464     33,363     276,382      76,133    188,390       6,214      752,697
Compensation to
  Sales Personnel  13,371       63,435     36,815     122,580      52,711     44,054       2,874      335,840
Other Marketing       291        2,401      1,675       4,284       2,176        843         103       11,773
                  -------     --------    -------    --------    --------   --------     -------   ----------
Total Selling
  Expenses        $69,033     $206,947    $86,952    $441,866    $150,638   $240,887     $10,115   $1,206,439


The Trust has not adopted a Distribution Plan for the Money Market Fund; however, Alger Inc. or the Fund's investment adviser, Fred Alger Management, Inc. may, from its own resources without reimbursement by the Fund, compensate dealers that have sold shares of the Fund.

SHAREHOLDER SERVICING AGREEMENT
Payments under the Shareholder Servicing Agreement are not tied exclusively to the shareholder servicing expenses actually incurred by Alger Inc. and the payments may exceed expenses actually incurred by Alger Inc. The Board of Trustees evaluates the appropriateness of the Shareholder Servicing Agreement and its payment terms on a continuing basis and in doing so considers all relevant factors, including expenses borne by Alger Inc. and the amounts it receives under the Shareholder Servicing Agreement. During the fiscal year ended October 31, 2005, the Funds paid approximately $4,789,000 to Alger Inc. under the Shareholder Servicing Agreement.

EXPENSES OF THE FUNDS
Each Fund will bear its own expenses. Operating expenses for each Fund generally consist of all costs not specifically borne by Alger Management, including investment management fees, fees for necessary professional and brokerage services, costs of regulatory compliance and costs associated with maintaining legal existence and shareholder relations. In addition, Class B and Class C of each Fund other than Alger Money Market Fund may pay Alger Inc. for expenses incurred in distributing shares of that class and each such Fund may compensate Alger Inc. for servicing shareholder accounts. Trustwide expenses not identifiable to any particular Fund or class will be allocated in a manner deemed fair and equitable by the Board of Trustees. From time to time, Alger Management, in its sole discretion and as it deems appropriate, may assume certain expenses of one or more of the Funds while retaining the ability to be paid by the applicable Fund for such amounts prior to the end of the fiscal year. This will have the effect of lowering the applicable Fund's overall expense ratio and of increasing yield to investors, or the converse, at the time such amounts are assumed or reimbursed, as the case may be.

PURCHASES THROUGH PROCESSING ORGANIZATIONS
You can purchase and redeem shares through a "Processing Organization," which is a broker-dealer, bank or other financial institution that purchases shares of one or more Funds for its clients or customers. The Trust may authorize a
Processing Organization to receive, or to designate other financial organizations to receive, purchase and redemption orders on a Fund's behalf. In that case, the Fund will be deemed to have received an order when the Processing Organization or its intermediary receives it in proper form, and the order will be processed based on the net asset value of the Fund next calculated after the order is received in proper form by the Processing Organization or its designee.

When shares are purchased this way, the Processing Organization, rather than its customer, may be the shareholder of record of the shares. The minimum initial and subsequent investments in classes of the Funds for shareholders who invest through a Processing Organization will be set by the Processing Organization. Processing Organizations, which may include broker-dealers, banks or other financial institutions, may impose charges and restrictions in addition to or different from those applicable if you invest in the Fund directly. Therefore, you should read the materials provided by the Processing Organization in conjunction with the Prospectus. Certain Processing Organizations may receive compensation from the Fund, Alger, Inc., or any of its affiliates.

TELEPURCHASE PRIVILEGE
The price the shareholder will receive will be the price next computed after the Transfer Agent receives the TelePurchase request from the shareholder to purchase shares. While there is no charge to shareholders for this service, a fee will be deducted from a shareholder's Fund account in case of insufficient funds. This privilege may be terminated at any time without charge or penalty by the shareholder, the Trust, the Transfer Agent or Alger Inc. Class A Share purchases will remain subject to the initial sales charge.

AUTOMATIC INVESTMENT PLAN
While there is no charge to shareholders for this service, a fee will be deducted from a shareholder's Fund account in the case of insufficient funds. A shareholder's Automatic Investment Plan may be terminated at any time without charge or penalty by the shareholder, the Trust, the Transfer Agent or Alger Inc. Transfers from your bank account to a Trust-sponsored retirement account are considered current-year contributions. If the fifteenth day of the month falls on a weekend or a NYSE holiday, the purchase will be made on the next business day. Class A Share purchases will remain subject to the initial sales charge.

AUTOMATIC EXCHANGE PLAN
The Trust also offers an Automatic Exchange Plan which permits you to exchange a specified amount from your Alger Money Market Fund account into one or more of the other Funds on or about the fifteenth day of the month. The minimum monthly exchange amount is $50 per Fund.

There is no charge to shareholders for this service. A shareholder's Automatic Exchange Plan may be terminated at any time without charge or penalty by the shareholder, the Trust, the Transfer Agent or Alger Inc. If the automatic exchange amount exceeds the Alger Money Market Fund balance, any remaining balance in Alger Money Market Fund will be exchanged. Shares held in certificate form are not eligible for this service. Class A Share purchases will remain subject to the initial sales charge.

RIGHT OF ACCUMULATION (CLASS A SHARES)
Class A Shares of the Fund may be purchased by "any person" (which includes an individual, his or her spouse and children, or a trustee or other fiduciary of a single trust, estate or single fiduciary account) at a reduced sales charge as determined by aggregating the dollar amount of the new purchase and the current value (at offering price) of all Class A, Class B, and/or Class C Shares of the Funds, The China-U.S. Growth Fund and Spectra Fund, other than shares of the Money Market Fund, then held by such person and applying the sales charge applicable to such aggregate. In order to obtain such discount, the purchaser must provide sufficient information at the time of purchase to permit verification that the purchase qualifies for the reduced sales charge. The right of accumulation is subject to modification or discontinuance at any time with respect to all shares purchased thereafter.

LETTER OF INTENT (CLASS A SHARES)
A Letter of Intent ("LOI") contemplating aggregate purchases of $25,000 or more provides an opportunity for an investor to obtain a reduced Class A sales charge by aggregating investments over a 13-month period, provided that the investor refers to such LOI when placing orders. For purposes of a LOI, the "Purchase Amount" as referred to in the sales charge table in the Prospectus includes purchases by "any person" (as defined above) of all Class A, Class B, and/or Class C Shares of the Funds (other than the Money Market Fund), The China-U.S. Growth Fund and Spectra Fund over the following 13 months. An alternative is to compute the 13-month period starting up to 90 days before the date of execution of the LOI.

Purchases made by reinvestment of dividends or distributions of capital gains do not count towards satisfying the amount of the LOI. In determining the total amount of purchases made under the LOI, shares redeemed by the investor prior to termination of the LOI period will be deducted. It is the responsibility of the dealer of record and/or the investor to advise the Distributor about the LOI when placing any purchase orders for the investor during the LOI period. Death or disability of the shareholder will not terminate the LOI.

The minimum initial investment under the LOI is 5% of the total LOI amount. Each investment in Class A Shares made during the period receives the reduced sales charge applicable to the total amount of the investment goal. Shares purchased with the first 5% of the total LOI amount will be held in escrow by the Transfer Agent to assure any necessary payment of a higher applicable sales charge if the investment goal is not met. If the goal is not achieved within the period, the investor must pay the difference between the sales charges applicable to the purchases made and the charges previously paid, or an appropriate number of escrowed shares will be redeemed.

REDEMPTIONS

You may incur a 2% redemption fee if you redeem shares of any Fund other than the Money Market Fund within 30 days of having acquired them. Shareholders claiming waivers of the redemption fee must assert their status at the time of redemption.

The right of redemption of shares of a Fund may be suspended or the date of payment postponed for more than seven days (a) for any periods during which the NYSE is closed (other than for customary weekend and holiday closings), (b) when trading in the markets the Fund normally utilizes is restricted, or an emergency, as defined by the rules and regulations of the SEC, exists, making disposal of the Fund's investments or determination of its net asset values not reasonably practicable or (c) for such other periods as the SEC by order may permit for protection of the Fund's shareholders.

No interest will accrue on amounts represented by uncashed distribution or redemption checks.

CHECK REDEMPTION PRIVILEGE (ALGER MONEY MARKET FUND)
You may redeem shares in your Alger Money Market Fund account by writing a check for at least $500. Dividends are earned until the check clears. If you mark the appropriate box on the New Account Application and sign the signature card, the Fund will send you redemption checks. There is no charge for this privilege.

Your redemption may be increased to cover any applicable CDSC (see "Contingent Deferred Sales Charge"). If your account is not adequate to cover the amount of your check and any applicable CDSC, the check will be returned marked "insufficient funds." As a result, checks should not be used to close an account. Shares held in any Alger retirement plan and shares issued in certificate form are not eligible for this service.

Unless investors elect otherwise, checks drawn on jointly-owned accounts will be honored with the signature of either of the joint owners. Shareholders should be aware that use of the check redemption procedure does not give rise to a banking relationship between the shareholder and the Transfer Agent, which will be acting solely as transfer agent for the Fund; nor does it create a banking relationship between the shareholder and the Trust. When a check is presented to the Transfer Agent for payment, the Transfer Agent, as the investor's agent, will cause the Trust to redeem a sufficient number of shares from the investor's account to cover the amount of the check.

The check redemption privilege may be modified or terminated at any time by the Trust or by the Transfer Agent.

TELEPHONE REDEMPTIONS
You automatically have the ability to make redemptions by telephone unless you refuse the telephone redemption privilege. To sell shares by telephone, please call (800) 992-3863. If your redemption request is received before 12:00 noon Eastern time for Alger Money Market Fund, your redemption proceeds will generally be mailed on the next business day. Redemption requests for Funds other than Alger Money Market Fund received prior to the close of business of the NYSE (normally 4:00 p.m. Eastern time) will generally be mailed on the next business day. Requests received after 12:00 noon Eastern time for Alger Money Market Fund will generally be mailed on the business day following the next business day. Shares held in any Alger retirement plan and shares issued in certificate form are not eligible for this service.

Redemption proceeds are mailed to the address of record. Any request for redemption proceeds to be sent to the address of record must be in writing with the signature(s) guaranteed if made within 60 days of changing your address. Redemption requests made before 12:00 noon Eastern time for Alger Money Market Fund will not receive a dividend for that day.

The Trust, the Transfer Agent and their affiliates are not liable for acting in good faith on telephone instructions relating to your account, so long as they follow reasonable procedures to determine that the telephone instructions are genuine. Such procedures may include recording the telephone calls and requiring some form of personal identification. You should verify the accuracy of telephone transactions immediately upon receipt of your confirmation statement.

REDEMPTIONS IN KIND
Payment for shares tendered for redemption is ordinarily made in cash. However, the Board of Trustees of the Trust has adopted procedures which provide that if the Board determines that it would be detrimental to the best interest of the remaining shareholders of a Fund to make payment of a redemption order wholly or partly in cash, the Fund may pay the redemption proceeds in whole or in part by a distribution "in kind" of securities from the Fund, in lieu of cash, in conformity with applicable rules of the SEC. The Trust has elected to be governed by Rule 18f-1 under the Act, pursuant to which a Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the net assets of the Fund during any 90-day period for any one shareholder. If shares are redeemed in kind, the redeeming shareholder might incur brokerage or other costs in selling the securities for cash. The method of valuing securities used to make redemptions in kind will be the same as the method the Fund uses to value its portfolio securities and such valuation will be made as of the time the redemption price is determined.

CONTINGENT DEFERRED SALES CHARGE
No CDSC is imposed on the redemption of shares of Alger Money Market Fund, except that shares of the Fund acquired in exchange for shares of the other Funds will bear any CDSC that would apply to the exchanged shares.

With respect to Class B Shares, there is no initial sales charge on purchases of shares of any Fund, but a CDSC may be charged on certain redemptions. The CDSC is imposed on any redemption that causes the current value of your account in the Class B shares of the Fund to fall below the amount of purchase payments made during a six-year holding period.

Certain Class A Shares also are subject to a CDSC. Those Class A Shares purchased in an amount of $1 million or more which have not been subject to the class's initial sales charge and which have not been held for a full year are subject to a CDSC of 1% at the time of redemption.

Class C Shares are subject to a CDSC of 1% if redeemed within one year of purchase.

For purposes of the CDSC, it is assumed that the shares of the Fund from which the redemption is made are the shares of that Fund which result in the lowest charge, if any.

Redemptions of shares of each of the Funds are deemed to be made first from amounts, if any, to which a CDSC does not apply. There is no CDSC on redemptions of (i) shares that represent appreciation on your original investment, or (ii) shares purchased through reinvestment of dividends and capital gains. Since no charge is imposed on shares purchased and retained in Alger Money Market Fund, you may wish to consider redeeming those shares, if any, before redeeming shares that are subject to a CDSC.

WAIVERS OF SALES CHARGES
No initial sales charge (Class A) or CDSC (Classes A, B or C) is imposed on purchases or redemptions (1) by (i) employees of Alger Inc. and its affiliates,
(ii) IRAs, Keogh Plans and employee benefit plans for those employees and (iii) spouses, children, siblings and parents of those employees and trusts of which those individuals are beneficiaries, as long as orders for the shares on behalf of those individuals and trusts were placed by the employees; (2) by (i) accounts managed by investment advisory affiliates of Alger Inc. that are registered under the Investment Advisers Act of 1940, as amended, (ii) employees, participants and beneficiaries of those accounts, (iii) IRAs, Keogh
Plans and employee benefit plans for those employees, participants and beneficiaries and (iv) spouses and minor children of those employees, participants and beneficiaries as long as orders for the shares were placed by the employees, participants and beneficiaries; (3) by directors or trustees of any investment company for which Alger Inc. or any of its affiliates serves as investment adviser or distributor; (4) of shares held through defined contribution plans as defined by the Employee Retirement Income Security Act of 1974, as amended, ("ERISA") that have an agreement in place with the Distributor for, among other things, waiver of the sales charge; (5) by an investment company registered under the 1940 Act in connection with the combination of the investment company with the Fund by merger, acquisition of assets or by any other transaction; (6) by registered investment advisers for their own accounts;
(7) by registered investment advisers, banks, trust companies and other financial institutions, including broker-dealers, each on behalf of their clients, that have an agreement in place with the Distributor for, among other things, waiver of the sales charge; (8) by a Processing Organization, as shareholder of record on behalf of (i) investment advisers or financial planners trading for their own accounts or the accounts of their clients and who charge a management, consulting or other fee for their services and clients of such investment advisers or financial planners trading for their own accounts if the accounts are linked to the master account of such investment adviser or financial planner on the books and records of the Processing Organization, and
(ii) retirement and deferred compensation plans and trusts used to fund those plans; (9) for their own accounts by registered representatives of broker-dealers that have an agreement in place with the Distributor for, among other things, waiver of the sales charge, and their spouses, children, siblings and parents; and (10) by children or spouses of individuals who died in the terrorist attacks of September 11, 2001.

Investors purchasing Class A Shares subject to one of the foregoing waivers are required to claim and substantiate their eligibility for the waiver at the time of purchase. It is also the responsibility of shareholders redeeming shares otherwise subject to a CDSC but qualifying for a waiver of the charge to assert this status at the time of redemption. Information regarding these procedures is available by contacting the Funds at (800) 992-3863.

CERTAIN WAIVERS OF THE CONTINGENT DEFERRED SALES CHARGE
Any CDSC which otherwise would be imposed on redemptions of Fund shares will be waived in certain instances, including (a) redemptions of shares held at the time a shareholder becomes disabled or dies, including the shares of a shareholder who owns the shares with his or her spouse as joint tenants with right of survivorship, provided that the redemption is requested within one year after the death or initial determination of disability, (b) redemptions in connection with the following retirement plan distributions: (i) lump-sum or other distributions from a qualified corporate or Keogh retirement plan following retirement, termination of employment, death or disability (or in the case of a five percent owner of the employer maintaining the plan, following attainment of age 70-1/2); (ii) required distributions from an Individual
Retirement Account ("IRA") following the attainment of age 70-1/2 or from a custodial account under Section 403(b)(7) of the Internal Revenue Code of 1986, as amended, following the later of retirement or attainment of age 70-1/2; and (iii) a tax-free return of an excess contribution to an IRA, (c) systematic withdrawal payments, and (d) redemptions by the Trust of Fund shares whose value has fallen below the minimum initial investment amount. For purposes of the waiver described in (a) above, a person will be deemed "disabled" if the person is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment that can be expected to result in death or to be of long-continued and indefinite duration.

Shareholders claiming a waiver must assert their status at the time of redemption.

SYSTEMATIC WITHDRAWAL PLAN
A systematic withdrawal plan (the "Withdrawal Plan") is available to shareholders who own shares of a Fund with a value exceeding $10,000 and who wish to receive specific amounts of cash periodically. Withdrawals of at least $50 monthly (but no more than one percent of the value of a shareholder's shares in the Fund) may be made under the Withdrawal Plan by redeeming as many shares of the Fund as may be necessary to cover the stipulated withdrawal payment. To the extent that withdrawals exceed dividends, distributions and appreciation of a shareholder's investment in the Fund, there will be a reduction in the value of the shareholder's investment and continued withdrawal payments may reduce the shareholder's investment and ultimately exhaust it. Withdrawal payments should not be considered as income from investment in a Fund.

Shareholders who wish to participate in the Withdrawal Plan and who hold their shares in certificated form must deposit their share certificates of the Fund from which withdrawals will be made with the Transfer Agent, as agent for Withdrawal Plan members. All dividends and distributions on shares in the Withdrawal Plan are automatically reinvested at net asset value in additional shares of the Fund involved. For additional information regarding the Withdrawal Plan, contact the Funds.

SIGNATURE GUARANTEES
The Transfer Agent has adopted standards and procedures pursuant to which Medallion Signature Guarantees in proper form generally will be accepted from domestic banks, brokers, dealers, credit unions, and national securities exchanges, that are participants in the New York Stock Exchange Medallion Signature Program (MSP), the Securities Transfer Agents Medallion Program (STAMP), and the Stock Exchanges Medallion Program (SEMP).

EXCHANGES AND CONVERSIONS

IN GENERAL
Except as limited below, shareholders may exchange some or all of their shares for shares of another Fund or The China-U.S. Growth Fund. However, you may incur a 2% redemption fee if you exchange shares of any Fund other than the Money Market Fund within 30 days (or 365 days in the case of The China-U.S. Growth
Fund) of having acquired them. One class of shares may not be exchanged for another class of shares. Alger Money Market Fund shares acquired by direct purchase may be exchanged for Class A, B or C Shares of another Fund; however, any applicable sales charge will apply to the shares acquired, depending upon their class. Shares of Alger Money Market Fund acquired by exchange rather than by direct purchase may be exchanged for shares of another Fund, but only for shares of the same class as those originally exchanged for Alger Money Market Fund shares. Once an initial sales charge has been imposed on a purchase of Class A Shares, no additional charge is imposed in connection with their exchange. For example, a purchase of Alger Money Market Fund shares and subsequent exchange to Class A Shares of any other Fund (each a "Charge Fund") would result in the imposition of an initial sales charge at the time of exchange; but if the initial purchase had been of Class A Shares in a Charge Fund, an exchange to the same class of shares of any other Fund would not result in an additional initial sales charge. No CDSC is assessed in connection with exchanges at any time. In addition, no CDSC is imposed on the redemption of reinvested dividends or capital gains distributions or on increases in the net asset value of shares of a Fund above purchase payments made with respect to that Fund during the six-year holding period for Class B Shares and the one-year holding period for Class C Shares and certain Class A Shares.

For purposes of calculating the eight-year holding periods for automatic conversion of Class B Shares to Class A Shares, shares acquired in an exchange are deemed to have been purchased on the date on which the shares given in exchange were purchased, provided, however, that if Class B Shares are exchanged for shares of Alger Money Market Fund, the period during which the Alger Money Market Fund shares are held will not be included in the holding period for purposes of determining eligibility for automatic conversion, and the running of the holding period will recommence only when those shares are reexchanged for shares of the orig-inal class. The same calculation method shall be used to determine the automatic conversion of Class C Shares purchased prior to August 1, 2000, and held for 12 years.

You automatically have the ability to make exchanges by telephone unless you refuse the telephone exchange privilege. Exchanges can be made among Funds of the same class of shares for identically registered accounts. For tax purposes, an exchange of shares is treated as a sale of the shares exchanged and, therefore, you may realize a taxable gain or loss when you exchange shares. Shares exchanged prior to the close of business of the NYSE (normally 4:00 p.m. Eastern time) from Alger Money Market Fund to any other Fund will receive dividends from Alger Money Market Fund for the day of the exchange. Shares of Alger Money Market Fund received in exchange for shares of any other Fund will earn dividends beginning on the next business day after the exchange.

The Trust reserves the right to terminate or modify the exchange privilege upon notice to shareholders.

FOR SHAREHOLDERS MAINTAINING AN ACTIVE ACCOUNT ON OCTOBER 17, 1992. Class B Shares acquired in an exchange are deemed to have been purchased on, and continuously held since, the date on which the shares given in exchange were purchased; thus, an exchange would not affect the running of any CDSC-related holding period. No initial sales charge or CDSC would apply to an exchange of Class B Shares for shares of Alger Money Market Fund, but redemptions of shares of that Fund acquired by exchange of Class B Shares are subject to any applicable CDSC on the same terms as the shares given in exchange. If shares of Alger Money Market Fund are exchanged for Class B Shares, any later redemptions of those shares would be subject to any applicable CDSC based on the period of time since the shares given in exchange were purchased.

Thus, the period of time shares were held in Alger Money Market Portfolio would be counted toward the six-year holding period.

FOR NEW SHAREHOLDERS OPENING AN ACCOUNT AFTER OCTOBER 17, 1992. Effective October 17, 1992, new shareholders of the Fund are subject to the following terms and conditions regarding the exchange of shares of the Fund's Funds. A CDSC, if any, is assessed on redemptions of Class B and Class C Shares and certain Class A Shares of the Funds and of shares of Alger Money Market Fund that have been acquired in exchange for such shares, based solely on the period of time the shares are retained in a Fund other than the Money Market Fund. Thus, the period of time shares are held in Alger Money Market Fund will not be counted towards the holding period described above in the calculation of a CDSC.

CERTAIN ALGER MONEY MARKET FUND SHARES
Shares of Alger Money Market Fund that have been acquired in exchange for shares of either Spectra Fund or The China-U.S. Growth Fund (mutual funds advised by Alger Management), together with Alger Money Market Fund shares acquired through reinvestment of dividends on such shares, may be exchanged for Spectra Fund shares or China-U.S. Growth Fund shares, respectively. These exchanges will be effected at the net asset values of Spectra Fund and Alger Money Market Fund, respectively (or the net asset values of The China-U.S. Growth Fund and Money Market Fund, respectively, as applicable) next determined after the exchange request is accepted, with no sales charge or transaction fee imposed except that exchanges of Alger Money Market Fund shares representing dividends for Spectra Fund Class A shares or The China-U.S. Growth Fund Class A shares will be subject to the applicable Class A initial sales charge. The Trust reserves the right to terminate or modify this exchange privilege upon notice to shareholders.

MANAGEMENT

TRUSTEES AND OFFICERS OF THE TRUST
The Trust is governed by a Board of Trustees which is responsible for protecting the interests of shareholders under Massachusetts law. The Board of Trustees has one standing committee, the Audit Committee, which oversees (a) the Trust's accounting and financial reporting policies and practices and its internal controls and (b) the quality and objectivity of the Trust's financial statements and the independent audit thereof. The members of the Committee, which met four times during the Trust's last fiscal year, are Lester L. Colbert, Jr., Stephen
E. O'Neil and Nathan E. Saint-Amand.

Information about the Trustees and officers of the Trust is set forth below. In the following tables, the term "Alger Fund Complex" refers to the Trust and the five other registered investment companies managed by Alger Management. Each Trustee serves until an event of termination, such as death or resignation, or until his or her successor is duly elected; each officer's term of office is one year.

                                                                                                                 NUMBER OF
                                                                                                                PORTFOLIOS
                                                                                                               IN THE ALGER
                                                                                                               FUND COMPLEX
                                                                                                    TRUSTEE      WHICH ARE
   NAME, AGE, POSITION WITH                                                                         AND/OR       OVERSEEN
   THE FUND AND ADDRESS                       PRINCIPAL OCCUPATIONS                              OFFICER SINCE   BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES
Fred M. Alger III (71)        Chairman of the Board of Alger Associates, Inc. ("Associates"),         1986         26
   Chairman of the Board      Fred Alger & Company, Incorporated ("Alger Inc."), Alger
   c/o Fred Alger             Management, Alger Properties, Inc. ("Properties"), Alger
   Management, Inc.           Shareholder Services, Inc. ("Services"), Alger Life Insurance
   111 Fifth Avenue           Agency, Inc. ("Agency"), Fred Alger International Advisory S.A.
   New York, NY 10003         ("International"), five of the six investment companies
                              in the Alger Fund Complex, Alger SICAV ("SICAV") and
                              Analysts Resources, Inc. ("ARI").

Dan C. Chung (43)             President since September 2003 and Chief Investment Officer              2001          20
   Trustee and                and Director since 2001 of Alger Management; President since
   President                  2003 and Director since 2001 of Associates, Properties, Services,
   c/o Fred Alger             Agency, International (Director since 2003), Alger National Trust
   Management, Inc.           Company ("Trust") and ARI; President of the other five investment
   111 Fifth Avenue           companies in the Alger Fund Complex since September 2003;
   New York, NY 10003         Trustee/Director of four of the six investment companies in the
                              Alger Fund Complex since 2001; senior analyst with
                              Alger Management 1998-2001.

Hilary M. Alger, CFA (44)     Trustee/Director of five of the six investment companies                 2003          21
   Trustee                    in the Alger Fund Complex since 2003; Director of Development,
   c/o Fred Alger             Pennsylvania Ballet since 2004; Associate Director of
   Management, Inc.           Development, College of Arts and Sciences and Graduate
   111 Fifth Avenue           School, University of Virginia 1999-2003; Director of
   New York, NY 10003         Development and Communications, Lenox Hill Neighborhood
                              House 1997-99.

NON-INTERESTED TRUSTEES

Stephen E. O'Neil (73)        Attorney; Private investor since 1981; Director of Brown-                 1986          27
   Trustee                    Forman Corporation since 1978; Trustee/Director of the six
   c/o Fred Alger             investment companies in the Alger Fund Complex since the
   Management, Inc.           inception of each; of Counsel to the law firm of Kohler & Barnes
   111 Fifth Avenue           to 1998.
   New York, NY 10003

Charles F. Baird, Jr. (52)    Managing Partner of North Castle Partners, a private equity                2000          20
   Trustee                    securities group; Chairman of Equinox, Leiner Health Products,
   c/o Fred Alger             Elizabeth Arden Day Spas, Grand Expeditions of EAS;
   Management, Inc.           Trustee/Director of four of the six investment companies in the
   111 Fifth Avenue           Alger Fund Complex. Formerly Managing Director of
   New York, NY 10003         AEA Investors, Inc.

Roger P. Cheever (60)         Senior Associate Dean of Development, Harvard University;                  2000          20
   Trustee                    Trustee/Director of four of the six investment companies in the
   c/o Fred Alger             Alger Fund Complex. Formerly Deputy Director of the Harvard
   Management, Inc.           College Fund.
   111 Fifth Avenue
   New York, NY 10003

Lester L. Colbert, Jr. (72)   Private investor since 1988; Trustee/Director of three of the              2000          21
   Trustee                    six investment companies in the Alger Fund Complex since
   c/o Fred Alger             2000, of one since 2003, and of another since 1974. Chairman
   Management, Inc.           of the Board, President and Chief Executive Officer of Xidex
   111 Fifth Avenue           Corporation 1972-87.
   New York, NY 10003


                                                                                                                 NUMBER OF
                                                                                                                PORTFOLIOS
                                                                                                               IN THE ALGER
                                                                                                               FUND COMPLEX
                                                                                                    TRUSTEE      WHICH ARE
   NAME, AGE, POSITION WITH                                                                         AND/OR       OVERSEEN
   THE FUND AND ADDRESS                       PRINCIPAL OCCUPATIONS                              OFFICER SINCE   BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
NON-INTERESTED TRUSTEES
Nathan E. Saint-Amand         Medical doctor in private practice; Member of the Board of the             1986          27
   M.D. (68)                  Manhattan Institute since 1988; Trustee/Director of each of
   Trustee                    the six investment companies in the Alger Fund Complex since
   c/o Fred Alger             the later of 1986 or its inception; formerly Co-Chairman, Special
   Management, Inc.           Projects Committee, Memorial Sloan Kettering.
   111 Fifth Avenue
   New York, NY 10003

OFFICERS

Frederick A. Blum (52)        Executive Vice President and Treasurer of Alger Inc.,                      1996          N/A
   Treasurer                  Alger Management, Properties, Associates, ARI, Services
   c/o Fred Alger             and Agency since September 2003 and Senior Vice President
   Management, Inc.           prior thereto; Treasurer or Assistant Treasurer, and Assistant
   30 Montgomery Street       Secretary, of each of the six investment companies in the
   Jersey City, NJ 07302      Alger Fund Complex since the later of 1996 or its inception;
                              Director of SICAV and  International  and Chairman
                              of  the  Board  (and  prior  thereto  Senior  Vice
                              President) and Treasurer of Trust since 2003.

Hal Liebes (41)               Executive Vice President, Chief Legal Officer and Secretary of             2005          N/A
   Secretary and              Alger Inc. and Alger Management, Secretary of the six funds in
   Chief Compliance Officer   the Alger Fund Complex. Formerly Chief Compliance Officer
   c/o Fred Alger             2004-2005, AMVESCAP PLC; U.S. General Counsel 1994-2002
   Management, Inc.           and Global General Counsel 2002-2004, Credit Suisse Asset
   111 Fifth Avenue           Management.
   New York, NY 10003

Michael D. Martins (40)       Senior Vice President of Alger Management;                                 2005          N/A
   Assistant Treasurer and    Assistant Treasurer and Assistant Secretary
   Assistant Secretary        of the six funds in the Alger Fund Complex
   c/o Fred Alger             since 2004. Formerly Vice President, Brown
   Management, Inc.           Brothers Harriman & Co. 1997-2004.
   30 Montgomery Street
   Jersey City, NJ 07302


Mr. Alger and Mr. Chung are "interested persons" (as defined in the Investment Company Act) of the Trust because of their affiliations with Alger Management and Alger Inc., the Fund's principal underwriter. Mr. Chung is Mr. Alger's son-in-law. Ms. Alger is Mr. Alger's daughter and is an interested person of the Trust by virtue of that relationship. No Trustee is a director of any public company except as may be indicated under "Principal Occupations."

No director, officer or employee of Alger Management or its affiliates receives any compensation from the Trust for serving as an officer or Trustee of the Trust. The Trust pays each independent Trustee a fee of $2,000 for each meeting attended, to a maximum of $8,000, plus travel expenses incurred for attending the meeting. The Trustees and officers of the Trust are permitted to purchase shares of the Funds without the payment of any sales charge. Applicable sales charges are waived for these individuals because no selling effort by the Distributor, Alger Inc., is involved and in order to promote the alignment of such individuals' economic interests with the Trust.

The Trust did not offer its Trustees any pension or retirement benefits during or prior to the fiscal year ended October 31, 2005. The following table provides compensation amounts paid to current independent Trustees of the Trust for the fiscal year ended October 31, 2005.

                               COMPENSATION TABLE

                                                AGGREGATE
                                              COMPENSATION
                                                  FROM                 TOTAL COMPENSATION PAID TO TRUSTEES FROM
            NAME OF PERSON                  THE ALGER FUNDS                     THE ALGER FUND COMPLEX
           ----------------             ------------------------        ---------------------------------------
       CHARLES F. BAIRD, JR.                    $6,000                                  $22,500
       ROGER P. CHEEVER                         $8,000                                  $30,000
       LESTER L. COLBERT, JR.                   $8,000                                  $38,000
       STEPHEN E. O'NEIL                        $8,000                                  $65,000
       NATHAN E. SAINT-AMAND                    $8,000                                  $44,000


The following table shows each current Trustee's beneficial ownership as of the date of this Statement of Additional Information, by dollar range, of equity securities of the Funds and of all of the Funds in the Alger Fund Complex overseen by that Trustee. The ranges are as follows: A = none; B = $1-$10,000; C = $10,000-$50,000; D = $50,000-$100,000; E = over $100,000.

None of the non-interested Trustees and none of their immediate family members owns any securities issued by Alger Management, Alger Inc., or any company (other than a registered investment company) controlling, controlled by or under common control with Alger Management or Alger Inc. The table reflects Mr. Alger's beneficial ownership of shares of the Funds, and of all Funds in the Alger Fund Complex overseen by Mr. Alger as a Trustee, that are owned by various entities that may be deemed to be controlled by Mr. Alger.

                                            EQUITY SECURITIES
                                              OF EACH FUND
                                       ---------------------------
                                                                                                                   AGGREGATE EQUITY
                                                                                                                      SECURITIES
                                                                                                                     OF FUNDS IN
                                  SMALLCAP                                                                            ALGER FUND
                                    AND                              CAPITAL                               CORE        COMPLEX
   NAME OF TRUSTEE       SMALLCAP  MIDCAP  GROWTH  LARGECAP          APPREC- MONEY   HEALTH               FIXED-       OVERSEEN
 OR PORTFOLIO MANAGER     GROWTH   GROWTH  MIDCAP   GROWTH  BALANCED IATION  MARKET SCIENCES TECHNOLOGY   INCOME      BY TRUSTEE
------------------------ --------------------------------------------------------------------------------------- -------------------
INTERESTED TRUSTEES
Fred M. Alger III          E        E       E        E        C       E        D      E         A           A              E
Hilary M. Alger            E        A       E        E        A       E        A      A         A           A              E
Dan C. Chung               E        A       E        E        E       E        D      E         A           A

NON-INTERESTED TRUSTEES
-----------------------
Charles F. Baird, Jr.      A        A       A        A        A       A        A      A         A           A              A
Roger P. Cheever           A        A       A        A        A       A        A      A         A           A              D
Lester L. Colbert, Jr.     A        A       A        C        A       A        A      A         A           A              C
Stephen E. O'Neil          A        A       A        A        A       A        A      A         A           A              A
Nathan E. Saint-Amand      A        A       A        A        A       A        A      E         A           A              E


INVESTMENT MANAGER
Alger Management serves as investment manager to each of the Funds pursuant to separate written agreements (the "Management Agreements") and under the supervision of the Trustees. Alger Management is the Funds' investment manager and is responsible for the overall administration of the Trust, subject to the supervision of the Board of Trustees. Alger Management makes investment decisions for the Funds, provides administrative services, places orders to purchase and sell securities on behalf of the Funds and selects broker-dealers that, in its judgment, provide prompt and reliable execution at favorable prices and reasonable commission rates. It is anticipated that Alger Inc. will serve as the Trust's broker in effecting most of the Funds' transactions on securities exchanges and will retain commissions in accordance with certain regulations of the SEC. In addition, Alger Management employs professional securities analysts who provide research services exclusively to the Funds and other accounts for which Alger Management or its affiliates serve as investment adviser or subadviser.

Alger Management pays the salaries of all officers who are employed by it. Alger Management has agreed to maintain office facilities for the Trust, furnish the Trust with statistical and research data, clerical, accounting and bookkeeping services, and certain other services required by the Trust, and to compute the net asset values, net income and realized capital gains or losses of the Funds. Alger Management prepares semi-annual reports to the SEC and to shareholders, prepares federal and state tax returns and filings with state securities commissions, maintains the Trust's financial accounts and records and generally assists in all aspects of the Trust's operations. Alger Management bears all expenses in connection with the performance of its services under the Management Agreements.

Alger Management has been in the business of providing investment advisory services since 1964 and, as of December 31, 2005, had approximately $9.2 billion under management, $7.6 billion in mutual Fund accounts and $1.6 billion in other advisory accounts. Alger Management is owned by Alger Inc. which in turn is owned by Alger Associates, Inc., a financial services holding company. Fred M. Alger III, who holds in excess of 25% of the outstanding voting securities of Alger Associates, Inc., may be deemed to control that company and its subsidiaries. Mr. Alger holds his shares through a limited liability company, of which he is president and majority shareholder. Mr. Alger and the officers of the Trust are affiliated persons of the Trust and Alger Management by reason of their positions with these entities.

Each Management Agreement provides that if, in any fiscal year, the aggregate expenses of the Fund (exclusive of certain specified categories of expense) exceed the expense limitation of any state having jurisdiction over the Fund, Alger Management will reimburse the Fund for that excess expense to the extent required by state law. At the date of this Statement of Additional Information, there is no state expense limitation applicable to any Fund.

Each Fund pays Alger Management a management fee computed daily and paid monthly at annual rates based on a percentage of the value of the relevant Fund's average daily net assets, as follows: Alger Core Fixed-Income Fund--.375%; Alger Money Market Fund--.50%; Alger SmallCap Growth Fund, Alger SmallCap and MidCap Growth Fund, Alger Capital Appreciation Fund, Alger Technology Fund, Alger Health Sciences Fund--.85%; Alger MidCap Growth Fund--.80%; Alger LargeCap Growth Fund and Alger Balanced Fund--.75%. During the fiscal years ended October 31, 2003, 2004 and 2005 Alger Management earned under the terms of the Management Agreements $1,282,000, $460,000 and $339,000, respectively, in respect of the Alger Money Market Fund; $1,334,000, $1,439,000 and $1,420,000, respectively, in respect of the Alger SmallCap Growth Fund; $3,870,000, $4,056,000 and $3,514,000, respectively, in respect of the Alger LargeCap Growth Fund; $1,945,000, $1,862,000 and $1,420,000, respectively, in respect of the
Alger Balanced Fund; $3,905,000, $5,086,000 and $5,248,000, respectively, in respect of the Alger MidCap Growth Fund; $4,044,000, $3,830,000 and $3,141,000, respectively, in respect of the Alger Capital Appreciation Fund; $45,000, $183,000 and $408,000, respectively, in respect of the Alger Health Sciences Fund, and $77,000, $117,000 and $146,000, respectively, in respect of the Alger SmallCap and MidCap Growth Fund.

DESCRIPTION OF PORTFOLIO MANAGER COMPENSATION STRUCTURE
An Alger portfolio manager's compensation generally consists of salary and an annual bonus. In addition, portfolio managers are eligible for standard health and retirement benefits available to all Alger employees, including a 401(k) plan sponsored by Alger. A portfolio manager's base salary is typically a function of the portfolio manager's experience (with consideration given to type, investment style and size of investment portfolios previously managed), performance of his job responsibilities, and financial services industry peer comparisons. Base salary is generally a fixed amount that is subject to an annual review. The annual bonus is variable from year to year, and considers various factors, including:

o  the firm's overall financial results and profitability;

o the firm's overall investment management performance;

o current year's and prior years' investment performance (both relative and absolute) of the portfolios for which the individual is responsible; and

o the individual's leadership contribution within the firm.

OTHER ACCOUNTS MANAGED BY PORTFOLIO MANAGERS
The numbers and assets (1,000,000s) of other accounts managed by the portfolio managers of the Funds are as follows:

                 REGISTERED   OTHER POOLED
                 INVESTMENT    INVESTMENT      OTHER
                  COMPANIES     VEHICLES     ACCOUNTS
                 -----------   -----------  -----------
Dan C. Chung     13 ($3,658.2)  2 ($13.0)    19 ($942.7)
Kevin Collins     2   ($115.1)
John Curry        2   ($328.4)                3  ($30.9)
Jill Greenwald    4   ($617.1)  1  ($2.1)     1  ($19.1)
Zachary Karabell                1  ($5.6)
Patrick Kelly     5   ($761.2)  2 ($93.7)    43 ($544.1)
Meisner/Mulle     1     ($1.1   1  ($3.6)

SECURITIES OWNED BY THE PORTFOLIO MANAGERS
The following table shows each current portfolio manager's beneficial interest as of the date of this Statement of Additional Information, by dollar range, in the shares of the Fund(s) that he or she manages. The ranges are as follows: A = none; B = $1-$10,000; C = $10,000-$50,000; D = $50,000-$100,000; E = over
$100,000.

PORTFOLIO MANAGER        FUND                        RANGE

Dan C. Chung             MidCap Growth                 E
                         LargeCap Growth               E
                         SmallCap & MidCap Growth      A
                         Health Sciences               E
                         Technology                    A

Kevin Collins            Balanced                      D

John Curry               Balanced                      A
                         Core Fixed-Income             A
                         Money Market                  B

Jill Greenwald           SmallCap Growth               E
                         SmallCap & MidCap Growth      C

Patrick Kelly            Capital Appreciation          A

Anne Meisner             Technology                    A

Tom Mulle                Technology                    A

Rosanne Ott              Health Sciences               D

Joanne Sayers            Health Sciences               C

Andrew Silverberg        MidCap Growth                 A


POTENTIAL CONFLICTS OF INTEREST

Alger's portfolio managers are generally responsible for managing several accounts for several clients. In addition to Alger mutual funds, these other accounts may include separate accounts, mutual funds sub-advised by Alger, and other investment vehicles. Moreover, the size of these accounts can vary significantly from the size of the Funds. Potential conflicts of interest exist when a portfolio manager has responsibility and makes investment decisions involving such accounts. While investment decisions for accounts are made with consideration of their respective investment objectives and constraints, availability of cash for investment, current holdings and size of investment positions, it is therefore possible that a particular security may be bought or sold for only one account, or in different amounts and at different times for different accounts. To address this conflict, the Manager has developed trade allocation policies and procedures designed to avoid action that would result in intentional an improper advantage or disadvantage to any one account managed by Alger. Accordingly, transactions are generally allocated among accounts in a manner believed by Alger to be most equitable to each account, generally using a pro-rata allocation methodology. Exceptions to pro-rata allocation are made to recognize the investment needs and particular restrictions of each individual account, including but not limited to consideration of issuer concentration, industry exposure, asset class exposure, credit exposure, available cash, desire to eliminate and/or not establish de minimis positions, and to accounts with specialized investment policies and objectives.

DISTRIBUTOR
Alger Inc., the corporate parent of Alger Management, serves as the Funds' principal underwriter, or distributor, and receives payments from the Funds under the Trust's Distribution Plans (see "Purchases--Distribution Plans") and the Shareholder Servicing Agreement (see "Purchases--Shareholder Servicing Agreement"). It also receives brokerage commissions from the Trust (see "Investment Strategies and Policies--Fund Transactions"). During the Trust's fiscal year ended October 31, 2005, Alger Inc. retained approximately $2,575,431 in CDSCs and $36,480 in initial sales charges.

From time to time Alger Inc., at its expense from its own resources, may compensate brokers, dealers, investment advisers or others ("financial intermediaries") who are instrumental in effecting investments by their clients or customers in the Trust, in an amount up to 1% of those investments. Alger Inc. may also from time to time, at its expense from its own resources, make payments to other financial intermediaries that provide shareholder servicing, or transaction processing, with such payments structured as a percentage of gross sales, a percentage of net assets, and/or as a fixed dollar amount (the latter as a per account fee or as reimbursement for transactions processing and transmission charges ). Payments under these other arrangements may vary but generally will not exceed 0.50% annually of Trust assets or 0.50% annually of Trust sales attributable to that financial intermediary. Alger Inc. determines whether to make any additional cash payments and the amount of any such payments in response to requests from financial intermediaries, based on factors Alger Inc. deems relevant. Factors considered by Alger, Inc. generally include the financial intermediary's reputation, ability to attract and retain assets for the Trust, expertise in distributing a particular class of shares of the Trust, entry into target markets, and/or quality of service.

Financial intermediaries with whom Alger Inc. has its most significant arrangements to make additional cash compensation payments are AG Edwards, Bear Stearns, Capital Investment Brokerage, CIBC World Markets, Citigroup, Goldman Sachs, Kemper Investors, Legg Mason Wood Walker, Leonard & Company, Lincoln

Financial Advisors, Lincoln Investment Planning, Merrill Lynch Pierce Fenner & Smith, MetLife Securities, Morgan Stanley & Co., Oppenheimer & Co., Inc., RBC
Dain Rauscher, Retirement System Distributors, Ryan Beck & Co., Scudder Distributors, Securities America, Smith Hayes Financial, UBS, USI Securities and Walnut Street Securities. In addition, Alger, Inc. may make payments to dealer firms in the form of payments for marketing support, seminar support, training meetings, or comparable expenses in the discretion of Alger Inc. Please contact your financial intermediary for details about revenue sharing payments it may receive. Any payments described above will not change the price paid by investors for the purchase of shares of a Fund or the amount of proceeds received by a Fund on the sale of shares.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Ernst & Young LLP serves as the Trust's independent registered public accounting firm.

CODE OF ETHICS

Alger Management personnel ("Access Persons") are permitted to engage in personal securities transactions, including transactions in securities that may be purchased or held by the Funds, subject to the restrictions and procedures of the Trust's Code of Ethics. Pursuant to the Code of Ethics, Access Persons generally must preclear all personal securities transactions prior to trading and are subject to certain prohibitions on personal trading. You can get a copy of the Trust's Code of Ethics by calling the Trust toll-free at (800) 992-3863.

TAXES

The following is a summary of selected federal income tax considerations that may affect the Funds and their shareholders. The summary is not intended to substitute for individual tax advice and investors are urged to consult their own tax advisers as to the federal, state and local tax consequences of investing in the Funds.

Each Fund intends to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). If qualified as a regulated investment company, a Fund will pay no federal income taxes on its taxable net investment income (that is, taxable income other than net realized capital gains) and its net realized capital gains that are distributed to shareholders. To qualify under Subchapter M, a Fund must, among other things: (1) distribute to its shareholders at least 90% of its taxable net investment income and net realized short-term capital gains; (2) derive at least 90% of its gross income from dividends, interest, payments with respect to loans of securities, gains from the sale or other disposition of securities, or other income (including, but not limited to, gains from options, futures and forward contracts) derived with respect to the Fund's business of investing in securities; and (3) diversify its holdings so that, at the end of each fiscal quarter of the Fund (a) at least 50% of the market value of the Fund's assets is represented by cash, U.S. Government securities and other securities, with those other securities limited, with respect to any one issuer, to an amount no greater in value than 5% of the Fund's total assets and to not more than 10% of the outstanding voting securities of the issuer, and (b) not more than 25% of the market value of the Fund's assets is invested in the securities of any one issuer (other than U.S. Government securities or securities of other regulated investment companies) or of two or more issuers that the Fund controls and that are determined to be in the same or similar trades or businesses or related trades or businesses. In meeting these requirements, a Fund may be restricted in the utilization of certain of the investment techniques described above and in the Funds' prospectus. As a regulated investment company, each Fund is subject to a non-deductible excise tax of 4% with respect to certain undistributed amounts of income and capital gains during the calendar year. The Trust expects each Fund to make additional distributions or change the timing of its distributions so as to avoid the application of this tax. Although the Trust expects each Fund to make such distributions as are necessary to avoid the application of this tax, certain of such distributions, if made in January, might be included in the taxable income of shareholders in the year ended in the previous December.

Payments reflecting the dividend income of the Funds will not qualify for the dividends-received deduction for corporations if the Fund sells the underlying stock before satisfying a 46-day holding period requirement (91 days for certain preferred stock). Dividends-received deductions will be allowed to a corporate shareholder only if similar holding period requirements with respect to shares of the Fund have been met. None of the dividends paid by Alger Money Market Fund will be eligible for the dividends-received deduction.

In general, any gain or loss on the redemption or exchange of Fund shares will be long-term capital gain or loss if held by the shareholder for more than one year, and will be short-term capital gain or loss if held for one year or less. However, if a shareholder receives a distribution taxable as long-term capital gain with respect to Fund shares, and redeems or exchanges the shares before holding them for more than six months, any loss on the redemption or exchange up to the amount of the distribution will be treated as a long-term capital loss.

Dividends of a Fund's net investment income and distributions of its short-term capital gains will generally be taxable as ordinary income. Distributions of long-term capital gains will be taxable as such at the appropriate rate, regardless of the length of time you have held shares of the Fund.

If a Fund is the holder of record of any stock on the record date for any dividends payable with respect to such stock, such dividends are included in the Fund's gross income as of the later of (a) the date such stock became ex-dividend with respect to such dividends (i.e., the date on which a buyer of the stock would not be entitled to receive the declared, but unpaid, dividends) or (b) the date the Fund acquired such stock. Accordingly, in order to satisfy its income distribution requirements, a Fund may be required to pay dividends based on anticipated earnings and shareholders may receive dividends in an earlier year than would otherwise be the case.

Investors considering buying shares of a Fund just prior to a record date for a taxable dividend or capital gain distribution should be aware that, regardless of whether the price of the Fund shares to be purchased reflects the amount of the forthcoming dividend or distribution payment, any such payment will be a taxable dividend or distribution payment.

If a shareholder fails to furnish a correct taxpayer identification number, fails to fully report dividend or interest income, or fails to certify that he or she has provided a correct taxpayer identification number and that he or she is not subject to such withholding, then the shareholder may be subject to a 28 percent "backup withholding tax" with respect to (i) any taxable dividends and distributions and (ii) any proceeds of any redemption of Fund shares. An individual's taxpayer identification number is his or her social security number. The 28 percent backup withholding tax is not an additional tax and may be credited against a shareholder's regular federal income tax liability.

Shortly after the close of each calendar year, you will receive a statement setting forth the dollar amounts of dividends and any distributions for the prior calendar year and the tax status of the dividends and distributions for federal income tax purposes. You should consult your tax adviser to assess the federal, state and local tax consequences of investing in each Fund. This discussion is not intended to address the tax consequences of an investment by a nonresident alien.

DIVIDENDS

Each share class will be treated separately in determining the amounts of dividends or investment income and distributions of capital gains payable to holders of its shares. Dividends and distributions will be automatically reinvested at net asset value on the payment date in additional shares of the class that paid the dividend or distribution at net asset value, unless you elected in  writing  to have all  dividends  and  distributions  paid in cash or reinvested at net asset value into the same class of shares of another identically registered Alger Fund account you have established. Dividends paid in the Alger Money Market Fund and reinvested into another Alger fund are subject to a CDSC or front-end sales charge. In addition, accounts whose dividend/distribution checks have been returned as undeliverable shall reinvest that dividend/distribution at the net asset value next determined after the Transfer Agent receives the undelivered check. Furthermore, all future dividend/distribution checks shall be reinvested automatically at net asset value on the payment date until a written request for reinstatement of cash distribution and a valid mailing address are provided by the shareholder(s). Shares purchased through reinvestment of dividends and distributions are not subject to a CDSC or front-end sales charge except as described above. Any dividends of Alger Money Market Fund are declared daily and paid monthly, and any dividends of the other Funds are declared and paid annually. Distributions of any net realized short-term and long-term capital gains earned by a Fund usually will be made annually after the close of the fiscal year in which the gains are earned.

The classes of a Fund may have different dividend and distribution rates. Class A dividends generally will be greater than those of Class B and Class C due to the Rule 12b-1 fees associated with Class B and Class C Shares. However, dividends paid to each class of shares in a Fund will be declared and paid at the same time and will be determined in the same manner as those paid to each other class.

CUSTODIAN AND TRANSFER AGENT

State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110 serves as custodian for the Trust pursuant to a custodian agreement under which it holds the Funds' assets. State Street Bank and Trust Company also serves as transfer agent for the Funds pursuant to a transfer agency agreement with transfer agent services provided by State Street's affiliate, Boston Financial Data Services, Inc. ("Boston Financial"). Under the transfer agency Agreement, Boston Financial processes purchases and redemptions of shares of the Funds, maintains the shareholder account records for each Fund, handles certain communications between shareholders and the Trust, and distributes any dividends and distributions payable by the Funds. The Trust and Alger Inc. (or its affiliates) may enter into an agreement for recordkeeping services. Similarly, the Trust, Alger Inc. (or its affiliates) and non-affiliated third-party service providers may enter into agreements for record keeping services.

Pursuant to the transfer agency agreement, Boston Financial is compensated on a per-account and, for certain transactions, a per-transaction basis. The Trust has entered into a Shareholder Administrative Services Agreement with Alger Shareholder Services, Inc. (an affiliate of Alger Inc. and the Trust's transfer agent prior to November 22, 2004) to compensate Alger Shareholder Services Inc. on a per account basis for its liaison and administrative oversight of Boston Financial and related services. During the fiscal year ended October 31, 2005, the Funds paid approximately $499,162 to Alger Shareholder Services, Inc. under the Shareholder Administrative Services Agreement.

CERTAIN SHAREHOLDERS

As of February 1, 2006, Fred Alger Management, Inc. and Fred Alger & Company, Incorporated owned 36.46% and 27.12%, respectively, of the outstanding shares of Alger SmallCap and MidCap Growth Fund. These companies are wholly-owned subsidiaries of Alger Associates, Inc., a New York corporation, which may be deemed to be controlled by Fred M. Alger III. Accordingly, Mr. Alger may be deemed to control Alger SmallCap and MidCap Growth Fund. These relationships may have the effect of disproportionately diminishing the voting power of other shareholders of this Fund.

The following table contains information regarding persons who own of record, or are known to own beneficially, five percent or more of any class of the shares of any Fund. All holdings are expressed as a percentage of a class of a Fund's outstanding shares as of February 1, 2006 and record and beneficial holdings are in each instance denoted as follows: record/beneficial.

ALGER SMALLCAP GROWTH FUND -- CLASS A
Merrill Lynch FBO                               6.92%/+
its Customers
4800 Deer Lake Drive East
Jacksonville, FL 32246

ALGER SMALLCAP GROWTH FUND -- CLASS B
W&W Asset Management GMBH                      11.07%/+
Koenigsstr. 38
Stuttgart, Germany  D-70173

ALGER SMALLCAP GROWTH FUND -- CLASS C
Merrill Lynch FBO                              23.41%/+
its Customers
4800 Deer Lake Drive East
Jacksonville, FL 32246

ALGER LARGECAP GROWTH FUND -- CLASS A
State Street Bank & Trust                        7.43%+
TRUSTEE FOR
Pella Corporation Employee
801 Pennsylvania Avenue
Kansas City, MO 64105
Merrill Lynch FBO                               7.80%/+
its Customers
4800 Deer Lake Drive East
Jacksonville, FL 32246

ALGER  LARGECAP  GROWTH  FUND --  CLASS B
W&W  Asset  Management  GMBH                   23.55%/+
Koenigsstr.  38
Stuttgart,  Germany  D-70173
Merrill  Lynch  FBO                             7.65%/+
its Customers
4800 Deer Lake Drive East
Jacksonville, FL 32246

ALGER LARGECAP GROWTH FUND -- CLASS C
Merrill Lynch FBO                              31.05%/+
its  Customers
4800 Deer Lake Drive
East  Jacksonville, FL 32246

ALGER MIDCAP GROWTH FUND -- CLASS A
Charles Schwab                                  5.49%/+
Special Custody Acct.
101 Montgomery St.
San Francisco, CA 94104
Merrill Lynch FBO                              13.94%/+
its  Customers
4800 Deer Lake Drive East Jacksonville, FL

32246  ALGER  MIDCAP  GROWTH  FUND -- CLASS B
Merrill  Lynch FBO                             21.10%/+
its Customers
4800 Deer Lake Drive East
Jacksonville, FL 32246
W&W Asset Management GMBH                       8.15%/+
Koenigsstr. 38
Stuttgart,  Germany D-70173

ALGER MIDCAP GROWTH FUND -- CLASS C
Merrill  Lynch FBO                             43.33%/+
its  Customers
4800 Deer Lake Drive East
Jacksonville, FL 32246

ALGER CAPITAL APPRECIATION FUND -- CLASS A
Merrill Lynch FBO                              10.12%/+
its  Customers
4800 Deer Lake Drive East
Jacksonville, FL 32246
UMBSC & Co. FBO                                 6.32%/+
Lifetime  Achievement  Fund,  Inc.
PO Box 419260 Kansas City,  MO 64141

ALGER  CAPITAL  APPRECIATION  FUND -- CLASS B
Merrill  Lynch FBO                             10.93%/+
its Customers
4800 Deer Lake Drive East
Jacksonville,  FL 32246

ALGER CAPITAL  APPRECIATION  FUND -- CLASS C
Merrill  Lynch FBO                             19.12%/+
its Customers
4800 Deer Lake Drive East
Jacksonville, FL 32246

ALGER BALANCED FUND -- CLASS A
Merrill Lynch FBO                              28.90%/+
its Customers
4800 Deer Lake Drive East
Jacksonville, FL 32246
Mercer Trust Company FBO                       24.22%/+
CDI Corporation 401(k) Savings Plan
One Investors Way
Attn. DC Plan Admin. Team
Norwood, MA  02062

ALGER BALANCED FUND -- CLASS B
Merrill Lynch FBO                              15.75%/+
its Customers
4800 Deer Lake Drive East
Jacksonville, FL 32246

ALGER BALANCED FUND -- CLASS C
Merrill Lynch FBO                              15.69%/+
its Customers
4800 Deer Lake Drive East
Jacksonville, FL 32246

ALGER HEALTH SCIENCES FUND -- CLASS A
Fred Alger Management, Inc.                     7.30%
111 Fifth Avenue
New York, NY 10003
Minnesota Life                                 31.18%/+
400 Robert St. North AG-4105
Saint Paul, MN 55101
Merrill Lynch FBO                              17.30%/+
its Customers
4800 Deer Lake Drive East
Jacksonville, FL 32246

ALGER HEALTH SCIENCES FUND -- CLASS B
Merrill Lynch FBO                              15.56%/+
its Customers
4800 Deer Lake Drive East
Jacksonville, FL 32246

ALGER HEALTH SCIENCES FUND -- CLASS C
Merrill Lynch FBO                              31.93%/+
its Customers
4800 Deer Lake Drive East
Jacksonville, FL 32246

ALGER SMALLCAP AND MIDCAP
GROWTH FUND -- CLASS A
Fred Alger Management, Inc.                    34.21%
111 Fifth Avenue
New York, NY 10003
Fred Alger & Company, Incorporated             27.52%
30 Montgomery Street
Jersey City, NJ 07302
Merrill Lynch FBO                               8.83%/+
its Customers
4800 Deer Lake Drive East
Jacksonville, FL 32246

ALGER SMALLCAP AND MIDCAP
GROWTH FUND -- CLASS B
Fred Alger Management, Inc.                    11.45%
111 Fifth Avenue
New York, NY 10003
Merrill Lynch FBO                               5.49%/+
its Customers
4800 Deer Lake Drive East
Jacksonville, FL 32246

ALGER SMALLCAP AND MIDCAP
GROWTH FUND -- CLASS C
Fred Alger Management, Inc.                    11.83%
111 Fifth Avenue
New York, NY 10003
Merrill Lynch FBO                              16.46%/+
its Customers
4800 Deer Lake Drive East
Jacksonville, FL 32246

+ The Fund believes that the underlying customers are the beneficial owners, and that no such customer owned 5% or more of the outstanding shares of the respective Class of the Fund's shares.

As of February 1, 2006 the Trustees and officers of the Fund, as a group, hold 1.4% of Alger Capital Appreciation Fund's outstanding Class A shares. They hold less than 1% of the shares of any class of any other Fund.


ORGANIZATION

The Trust has been organized as an unincorporated business trust under the laws of the Commonwealth of Massachusetts pursuant to an Agreement and Declaration of Trust dated March 20, 1986 (the "Trust Agreement"). Alger Money Market Portfolio, Alger Small Capitalization Portfolio and Alger Growth Portfolio commenced operations on November 11, 1986. On September 29, 2000, Alger Growth Portfolio was re-named Alger LargeCap GrowthPortfolio. Alger Balanced Portfolio commenced operations on June 1, 1992, Alger MidCap Growth Portfolio commenced operations on May 24, 1993 and Alger Capital Appreciation Portfolio commenced operations on November 1, 1993. Alger Health Sciences Portfolio commenced operations on May 1, 2002. Alger SmallCap and MidCap Growth Portfolio commenced operations on May 8, 2002. Alger Technology Fund and Alger Core Fixed-Income Fund commenced operations on March 1, 2006. The word "Alger" in the Trust's name has been adopted pursuant to a provision contained in the Trust Agreement. Under that provision, Alger Management may terminate the Trust's license to use the word "Alger" in its name when Alger Management ceases to act as the Trust's investment manager. On December 31, 1996, Class A Shares were added to all portfolios of the Trust except Alger Money Market Portfolio. Class A shares have an initial sales charge. The previously existing shares in those portfolios, subject to a CDSC, were designated Class B Shares on that date. Class C Shares, which are subject to a CDSC, were created on August 1, 1997. On February 24, 2004, the names of the Trust and its port-folios were changed to their current names. The shares of Alger Money Market Fund are now denominated as Class A, Class B, Class C, or Class N SOLELY FOR OPERATIONAL REASONS effective November 22, 2004 concurrently with the engagement of Boston Financial Data Services, Inc. as the Trust's Transfer Agent. Shares of Alger Money Market Fund continue to be offered without a sales charge.

Shares of each Fund other than Alger Money Market Fund are thus divided into three classes, Class A, Class B and Class C. The classes differ in that: (a) each class has a different class designation; (b) the Class A Shares are subject to initial sales charges; (c) the Class B and Class C Shares are subject to CDSCs, and certain Class A Shares may also be subject to a CDSC; (d) only the Class B and Class C Shares (as described below) are subject to distribution fees under plans adopted pursuant to Rule 12b-1 under the Act (each, a "Rule 12b-1 Plan"); (e) to the extent that one class alone is affected by a matter submitted to a vote of the shareholders, then only that class has voting power on the matter; and (f) the exchange privileges and conversion rights of each class differ from those of the others.

Although, as a Massachusetts business trust, the Trust is not required by law to hold annual shareholder meetings, it may hold meetings from time to time on important matters, and shareholders have the right to call a meeting to remove a Trustee or to take other action described in the Trust's Declaration of Trust.

Meetings of shareholders normally will not be held for the purpose of electing Trustees unless and until such time as less than a majority of the Trustees holding office have been elected by shareholders, at which time the Trustees then in office will call a shareholders' meeting for the election of Trustees. Under the Act, shareholders of record of no less than two-thirds of the outstanding shares of the Trust may remove a Trustee through a declaration in writing or by vote cast in person or by proxy at a meeting called for that purpose. Under the Trust Agreement, the Trustees are required to call a meeting of shareholders for the purpose of voting on the question of removal of any such Trustee when requested in writing to do so by the shareholders of record of not less than 10 percent of the Trust's outstanding shares.

Shares do not have cumulative voting rights, which means that holders of more than 50 percent of the shares voting for the election of Trustees can elect all Trustees. Shares have equal voting rights, which cannot be adversely modified other than by majority vote. Shares are transferable but have no preemptive, conversion or subscription rights, except that Class C Shares purchased prior to August 1, 2000 and all Class B Shares automatically convert to Class A Shares after specified periods. Shareholders generally vote by Fund, except with respect to the election of Trustees and the ratification of the selection of independent accountants, and by class within a Fund on matters in which the interests of one class differ from those of another; see also item (e) in the preceding paragraph. Physical share certificates are not issued for shares of the Fund.

Massachusetts law provides that shareholders could, under certain circumstances, be held personally liable for the obligations of the Trust. However, the Trust Agreement disclaims shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or a Trustee. The Trust Agreement provides for indemnification from the Trust's property for all losses and expenses of any shareholder held personally liable for the obligations of the Trust. Thus, the risk of a shareholder's incurring financial loss on account of shareholder liability is limited to circumstances in which the Trust itself would be unable to meet its obligations, a possibility that the Trust believes is remote. Upon payment of any liability incurred by the Trust, the shareholder paying the liability will be entitled to reimbursement from the general assets of the Fund. The Trustees intend to conduct the operations of the Fund in a manner so as to avoid, as far as possible, ultimate liability of the shareholders for liabilities of the Trust.

The Funds are classified as "diversified" investment companies under the Investment Company Act of 1940. A "diversified" investment company is required, with respect to 75% of its assets, to limit its investment in any one issuer (other than the U.S. government) to no more than 5% of the investment company's total assets. The Funds intended to continue to qualify as a "regulated investment companies" under the Internal Revenue Code; one of the requirements for such qualification is a quarterly diversification test, applicable to 50% (rather than 75%) of the Fund's assets, similar to the requirement stated above.

PROXY VOTING POLICIES AND
PROCEDURES

The Board of Trustees of The Alger Funds has delegated authority to vote all proxies related to the Funds' portfolio securities to Alger Management, the Funds' investment manager. Alger Management, an investment adviser registered under the Investment Advisers Act of 1940, as amended, maintains discretionary authority over client accounts, including the Funds, and is responsible for voting proxies of all foreign and domestic securities held in the Funds. Management views the responsibility its clients have entrusted to it seriously and has adopted and implemented written policies and procedures designed to ensure that proxies are voted in the best interests of its clients.

Alger Management delegates its proxy voting authority for all foreign and domestic securities held in the Funds to Institutional Shareholder Services, Inc. ("ISS"), a leading proxy voting service provider and registered investment adviser. ISS votes proxies strictly in accordance with pre-determined proxy voting guide- lines in order to minimize conflicts of interest. The pre-determined proxy voting guidelines, which are summarized below, address matters such as operations, board of directors, proxy contests, anti-takeover defenses, mergers and corporate restructuring, state of incorporation, capital structure, executive and director compensation, social and environmental issues and mutual fund proxies. ISS will recuse itself from voting proxies should it have a material conflict of interest with the company whose proxies are at issue. Alger Management monitors ISS' proxy voting policies and procedures on a quarterly basis to ensure that the proxies are voted in the best interests of the applicable Fund.

Alger Management maintains records of its proxy voting policies and procedures. Alger Management or ISS, on Management's behalf, maintains proxy statements received regarding securities held by the Funds; records of votes cast on behalf of each Fund; records of requests for proxy voting information; and any documents prepared that were material to making a voting decision.

No later than August 31st each year, the Funds' proxy voting record for the most recent 12 months ended June 30th will be available upon request by calling (800) 992-3863 and/on the Funds' website and on the Securities and Exchange Commission's website at HTTP://WWW.SEC.GOV.

The following is a summary of the pre-determined voting guidelines used by Alger Management or ISS, on Alger Management's behalf, to vote proxies of securities held by the Funds.

OPERATIONAL ISSUES
Vote FOR proposals to ratify auditors, unless an auditor has a financial interest in the company, fees for non-audit services are excessive or there is reason to believe that the auditor's opinion is inaccurate.

BOARD OF DIRECTORS
Votes on director nominees in uncontested elections are made on a CASE-BY-CASE basis, examining such factors as the independence of the board and key board committees, attendance at board meetings, corporate governance provisions and takeover activity.

PROXY CONTESTS
Votes in a contested election of directors are evaluated on a CASE-BY-CASE basis considering such factors as the management's track record, qualifications of director nominees and an evaluation of what each side is offering shareholders.

ANTI-TAKEOVER DEFENSES
Vote FOR shareholder proposals that ask a company to submit its poison pill for shareholder ratification.

MERGERS AND CORPORATE RESTRUCTURINGS
Vote on a CASE-BY-CASE basis on mergers and corporate restructurings based on factors such as financial issues and terms of the offer.

STATE OF INCORPORATION
Proposals for changing a company's state of incorporation are evaluated on a CASE-BY-CASE basis, giving consideration to both financial and corporate governance concerns, including the reasons for reincorporating.

CAPITAL STRUCTURE
Vote AGAINST proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights; Vote FOR proposals to approve increases beyond the allowable increase when a company's shares are in danger of being de-listed.

EXECUTIVE AND DIRECTOR COMPENSATION
Votes are determined on a CASE-BY-CASE basis analyzing the estimated dollar cost for the proposed plan.

SOCIAL AND ENVIRONMENTAL ISSUES
Votes are determined on a CASE-BY-CASE basis, with a focus on how the proposal will enhance the economic value of the company.

MUTUAL FUND PROXIES
Votes to elect directors are determined on a CASE-BY-CASE basis, considering factors such as board structure and director independence and qualifications.

IN GENERAL

Current performance information for the Funds may be obtained by calling the Funds at (800) 992-3863. Quoted performance may not be indicative of future performance. The performance will depend upon factors such as its expenses and the types and maturities of securities held by the Fund.

From time to time, advertisements or reports to shareholders may compare the yield or performance of a Fund with that of other mutual funds with a similar investment objective. The performance of the Fund, for example, might be compared with rankings prepared by Lipper Analytical Services Inc., which is a widely-recognized, independent service that monitors the performance of mutual funds, as well as with various unmanaged indices, such as the S&P 500 Index, the Russell 2500 Growth Index, the Russell 2000 Growth Index, the S&P SmallCap 600 Index, the Wilshire Small Company Growth Index, the S&P MidCap 400 Index, the MLTechnology 100 Index and the Lehman Brothers Intermediate U.S. Government/Credit Bond Index. In addition, evaluations of the Fund published by nationally recognized ranking services or articles regarding performance, rankings and other Fund characteristics may appear in national publications including, but not limited to, BARRON'S, BUSINESS WEEK, FORBES, INSTITUTIONAL INVESTOR, INVESTOR'S BUSINESS DAILY, KIPLINGER'S PERSONAL FINANCE, MONEY, MORNINGSTAR, THE NEW YORK TIMES, USA TODAY AND THE WALL STREET JOURNAL and may be included in advertisements or communications to shareholders. Any given performance comparison should not be considered as representative of the Fund's performance for any future period.

FINANCIAL STATEMENTS

The Trust's audited financial statements for the year ended October 31, 2005 are contained in its Annual Report to Shareholders for that period and are hereby incorporated by reference. Copies of the Annual Report to Shareholders may be obtained by telephoning (800) 992-3863.

APPENDIX

     Description of certain rating categories assigned by Standard & Poor's, a division of the McGraw-Hill Companies, Inc ("S&P"), Moody's Investors Service, Inc. ("Moody's"), Fitch, Inc. ("Fitch"), Dominion Bond Rating Service Limited ("DBRS") and A. M. Best Company, Inc. ("Best").

COMMERCIAL PAPER AND SHORT-TERM RATINGS

    The designation A-l by S&P indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics are denoted with a plus sign (+) designation. Capacity for timely payment on issues with an A-2 designation is strong. However, the relative degree of safety is not as high as for issues designated A-l.

    The rating Prime-l (P-l) is the highest commercial paper rating assigned by Moody's. Issuers of P-l paper must have a superior capacity for repayment of short-term promissory obligations and ordinarily will be evidenced by leading market positions in well-established industries, high rates of return of funds employed, conservative capitalization structures with moderate reliance on debt and ample asset protection, broad margins in earnings coverage of fixed financial charges and high internal cash generation, and well-established access to a range of financial markets and assured sources of alternate liquidity. Issues rated Prime-2 (P-2) have a strong capacity for repayment of short-term promissory obligations. This ordinarily will be evidenced by many of the characteristics cited above, but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

    The rating Fitch-l (Highest Grade) is the highest commercial paper rating assigned by Fitch. Paper rated Fitch-l is regarded as having the strongest degree of assurance for timely payment. The rating Fitch-2 (Very Good Grade) is the second highest commercial paper rating assigned by Fitch which reflects an assurance of timely payment only slightly less in degree than the strongest issues.

BOND AND LONG-TERM RATINGS

S&P
    Bonds rated AA by S&P are judged by S&P to be high-grade obligations and in the majority of instances differ only in small degree from issues rated AAA (S&P's highest rating). Bonds rated AAA are considered by S&P to be the highest grade obligations and possess the ultimate degree of protection as to principal and interest. With AA bonds, as with AAA bonds, prices move with the long-term money market. Bonds rated A by S&P have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

    S&P's BBB-rated bonds, or medium-grade category bonds, are borderline between definitely sound obligations and those where the speculative elements begin to predominate. These bonds have adequate asset coverage and normally are protected by satisfactory earnings. Their susceptibility to changing conditions, particularly to depressions, necessitates constant watching. These bonds generally are more responsive to business and trade conditions than to interest rates. This group is the lowest that qualifies for commercial bank investment.

    Debt rated BB and B by S&P is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

    Debt rated BB has less near-term vulnerability to default than other speculative grade debt. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB rating.

    Debt rated B by S&P has greater vulnerability to default but presently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions would likely impair capacity or willingness to pay interest and repay principal. The B rating category also is used for debt subordinated to senior debt that is assigned an actual or implied BB or BB rating.

APPENDIX
(continued)

MOODY'S

    Bonds rated Aa by Moody's are judged to be of high quality by all standards. Together with bonds rated Aaa (Moody's highest rating) they comprise what are generally known as high-grade bonds. Aa bonds are rated lower than Aaa bonds because margins of protection may not be as large as those of Aaa bonds, or fluctuation of protective elements may be of greater amplitude, or there may be other elements present that make the long-term risks appear somewhat larger than those applicable to Aaa securities. Bonds that are rated A by Moody's possess many favorable investment attributes and are to be considered as upper medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment in the future.

    Moody's Baa-rated bonds are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and, in fact, have speculative characteristics as well.

    Bonds rated Ba by Moody's are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

    Bonds rated B by Moody's generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

    Moody's applies the numerical modifiers 1, 2 and 3 to each generic rating classification from Aa through B. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

FITCH

    Bonds rated AAA by Fitch are judged by Fitch to be strictly high-grade, broadly marketable, suitable for investment by trustees and fiduciary institutions and liable to but slight market fluctuation other than through changes in the money rate. The prime feature of an AAA bond is a showing of earnings several times or many times interest requirements, with such stability of applicable earnings that safety is beyond reasonable question whatever changes occur in conditions. Bonds rated AA by Fitch are judged by Fitch to be of safety virtually beyond question and are readily salable, whose merits are not unlike those of the AAA class, but whose margin of safety is less strikingly broad. The issue may be the obligation of a small company, strongly secured but influenced as to rating by the lesser financial power of the enterprise and more local type of market.

    Bonds rated A by Fitch are considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

    BBB-rated bonds are considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

    Fitch's BB-rated bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

    Fitch's B-rated bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

APPENDIX
(continued)

DBRS

    Bonds rated AAA by DBRS are considered to be of the highest credit quality, with exceptionally strong protection for the timely repayment of principal and interest. Earnings are considered stable, the structure of the industry in which the entity operates is strong, and the outlook for future profitability is favorable. There are few qualifying factors present which would detract from the performance of the entity, the strength of liquidity and coverage ratios is unquestioned and the entity has established a creditable track record of superior performance. Given the extremely tough definition which DBRS has established for this category, few entities are able to achieve a AAA rating.

    Bonds rated AA are of superior credit quality, and protection of interest and principal is considered high. In many cases, they differ from bonds rated AAA only to a small degree. Given the extremely tough definition which DBRS has for the AAA category (which few companies are able to achieve), entities rated AA are also considered to be strong credits which typically exemplify above-average strength in key areas of consideration and are unlikely to be significantly affected by reasonably foreseeable events.

    Bonds rated A are of satisfactory credit quality. Protection of interest and principal is still substantial, but the degree of strength is less than with AA rated entities. While a respectable rating, entities in the A category are considered to be more susceptible to adverse economic conditions and have greater cyclical tendencies than higher rated companies.

    Bonds rated BBB are considered to be of adequate credit quality. Protection of interest and principal is considered adequate, but the entity is more susceptible to adverse changes in financial and economic conditions, or there may be other adversities present which reduce the strength of the entity and its rated securities.

    Bonds rated BB are defined to be speculative, where the degree of protection afforded interest and principal is uncertain, particularly during periods of economic recession. Entities in the BB area typically have limited access to capital markets and additional liquidity support and, in many cases, small size or lack of competitive strength may be additional negative considerations.

Bonds rated "B" are regarded as highly speculative and there is a reasonably high level of uncertainty as to the ability of the entity to pay interest and principal on a continuing basis in the future, especially in periods of economic recession or industry adversity.

A.M. Best

    The issuer of long-term debt rated aaa has, in A.M. Best's opinion, an exceptional ability to meet the terms of its obligation. The rating aa is assigned to issues where the issuer has, in A.M. Best's opinion, a very strong ability to meet the terms of its obligation., and issues are rated a where the ability to meet the terms of the obligation is regarded as strong. The issuer of debt rated bbb is considered to have an adequate ability to meet the terms of its obligation but to be more susceptible to changes in economic or other conditions.

    The issuer of bb-rated long-term debt has, in A.M. Best's opinion, speculative credit characteristics, generally due to a moderate margin of principal and interest payment protection and vulnerability to economic changes. The issuer of long-term debt rated b is considered to have extremely speculative credit characteristics, generally due to a modest margin of principal and interest payment protection and extreme vulnerability to economic changes.

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

                                THE ALGER FUNDS

INVESTMENT MANAGER:

Fred Alger Management, Inc.
111 Fifth Avenue
New York, New York 10003

DISTRIBUTOR:

Fred Alger & Company, Incorporated
30 Montgomery Street
Jersey City, New Jersey 07302

TRANSFER AGENT:

State Street Bank and Trust Company
c/o Boston Financial Data Services, Inc.
Attn:  The Alger Funds
P.O. Box 8480 Boston, MA 02266-8480

CUSTODIAN BANK:

State Street Bank and Trust Company
Lafayette Corporate Center
Boston, MA 02101-0351

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM:

Ernst & Young LLP
5 Times Square
New York, NY 10036

COUNSEL:

Hollyer Brady Barrett & Hines LLP
551 Fifth Avenue
New York, New York 10176

                                                                    STATEMENT OF
                                                                      ADDITIONAL
                                                                     INFORMATION
                                                                   MARCH 1, 2006

                                                                  [LOGO OMITTED]


ASAI